As filed with the Securities and Exchange Commission on May 4, 2023

1933 Act Registration No. 333-117597

1940 Act File No. 811-21606

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                    ☒

Pre-Effective Amendment No.                                                                                         __

Post-Effective Amendment No.                                                                             48

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              ☒

Amendment No                                                                                                                 . 50

(Check appropriate box or boxes)

CENTAUR MUTUAL FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

33 Whitehall Street, 11th Floor

New York NY 10004

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (513) 587-3400

Paul F. Leone

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Name and Address of Agent for Service)

With copy to:

Thomas W. Steed III, Esq.

Kilpatrick Townsend & Stockton LLP

4208 Six Forks Road, Suite 1400

Raleigh, NC 27609

It is proposed that this filing will become effective: (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☐	on (__________) pursuant to paragraph (b)

☒ 60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

DCM ADVISORS FUNDS

DCM/INNOVA High Equity Income Innovation Fund

Ticker Symbol: TILDX

Lebenthal Ultra Short Tax-Free Income Fund

Class A Shares (Ticker Symbol: LEAAX)

Class I Shares (Ticker Symbol: LETAX)

EACH A SERIES OF CENTAUR MUTUAL FUNDS TRUST

PROSPECTUS

July [__], 2023

Investment Advisor

DCM Advisors, LLC

33 Whitehall Street

New York, NY 10004

The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY - DCM/INNOVA HIGH EQUITY INCOME INNOVATION FUND	3
SUMMARY - LEBENTHAL ULTRA SHORT TAX-FREE INCOME FUND	10
ADDITIONAL INFORMATION ABOUT THE FUNDS	18
INVESTMENT OBJECTIVE OF THE DCM/INNOVA FUND	18
PRINCIPAL INVESTMENT STRATEGIES OF THE DCM/INNOVA FUND	21
PRINCIPAL RISKS OF INVESTING IN THE DCM/INNOVA FUND	19
INVESTMENT OBJECTIVE OF THE LEBENTHAL FUND	22
PRINCIPAL INVESTMENT STRATEGIES OF THE LEBENTHAL FUND	22
PRINCIPAL RISKS OF INVESTING IN THE LEBENTHAL FUND	24
ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT POLICIES AND RISKS	28
DISCLOSURE OF PORTFOLIO HOLDINGS	29
MANAGEMENT OF THE FUNDS	29
INVESTMENT ADVISOR	29
PORTFOLIO MANAGEMENT	30
BOARD OF TRUSTEES	31
ADMINISTRATOR AND TRANSFER AGENT	31
DISTRIBUTOR	31
ADDITIONAL INFORMATION ON EXPENSES	31
INVESTING IN THE FUNDS	32
MINIMUM INVESTMENT	32
DISTRIBUTION OF SHARES	33
PURCHASE AND REDEMPTION PRICE	33
BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY	34
SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION FOR THE LEBENTHAL FUND	34
PURCHASING SHARES	38
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REDEEMING YOUR SHARES	44
FREQUENT PURCHASES AND REDEMPTIONS	45
OTHER IMPORTANT INFORMATION	52
APPENDIX A – FINANCIAL INTERMEDIARY SALES CHARGE VARIATIONS ADDITIONAL INFORMATION	51

SUMMARY

DCM/INNOVA HIGH EQUITY INCOME INNOVATION FUND

Investment Objective. The DCM/INNOVA High Equity Income Innovation Fund (the “DCM/INNOVA Fund”) seeks maximum total return through a combination of capital appreciation and current income.

Fees and Expenses of the DCM/INNOVA Fund. This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the DCM/INNOVA Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.14%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses[1]	1.92%
Fee Reductions and/or Expense Reimbursements[2]	(0.39%)
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements[1,2]	1.53%

1.	“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements” will not correlate to the ratios of expenses to the average net assets in the DCM/INNOVA Fund’s Financial Highlights, which reflect the operating expenses of the DCM/INNOVA Fund and do not include “Acquired Fund Fees and Expenses.”

2.	DCM Advisors, LLC (the “Advisor”) entered into an Expense Limitation Agreement with the DCM/INNOVA Fund (the ”Expense Limitation Agreement”) under which it has contractually agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the DCM/INNOVA Fund and to assume other expenses of the DCM/INNOVA Fund, if necessary, in an amount that limits the DCM/INNOVA Fund’s annual operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the DCM/INNOVA Fund’s business, dividend expense on securities sold short, “acquired fund fees and expenses,” and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”)) to not more than 1.50% of the average daily net assets of the DCM/INNOVA Fund for the period ending July 31, 2024. The Expense Limitation Agreement may not be terminated prior to that date without the approval of the Board of Trustees (the “Board” or “Trustees”) of Centaur Mutual Funds Trust (the “Trust”).
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Example. This example is intended to help you compare the cost of investing in the DCM/INNOVA Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the DCM/INNOVA Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the DCM/INNOVA Fund’s operating expenses remain the same, except that the contractual arrangement to reduce Management Fees and reimburse expenses remains in effect only until July 31, 2023. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$162	$572	$1,007	$2,217

Portfolio Turnover. The DCM/INNOVA Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the DCM/INNOVA Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the DCM/INNOVA Fund’s performance. During the most recent fiscal year, the DCM/INNOVA Fund’s portfolio turnover rate was 572% of the average value of its portfolio.

Principal Investment Strategies. In seeking to achieve its investment objectives, the DCM/INNOVA Fund invests in equity securities of companies that the Advisor believes offer high dividend yields relative to the yield of the broad market averages such as the S&P 500 Total Return Index. The DCM/INNOVA Fund typically invests in common stocks and other equity securities, which may include securities issued by real estate investment trusts (REITs), publicly traded master limited partnerships (MLPs) or royalty trusts, as well as preferred stocks, convertible preferred stocks, and warrants. Under normal circumstances, the DCM/INNOVA Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of U.S. and foreign companies. The DCM/INNOVA Fund may invest in companies of any market capitalization and its foreign companies may include companies domiciled in emerging markets.

The DCM/INNOVA Fund may seek to enhance the level of dividend income it receives by engaging in regional rotation trading which involves purchasing and selling equity securities of issuers domiciled in different regions of the world to capture dividend income for the DCM/INNOVA Fund. In a regional rotation trade, the DCM/INNOVA Fund would sell a stock that has declared its dividend and no longer trades with an entitlement to the dividend, and purchase a stock in another region that is about to declare a dividend. By entering into a series of such trades, the DCM/INNOVA Fund seeks to augment the amount of dividend income it receives over the course of a year.

The DCM/INNOVA Fund may invest in companies of any market capitalization.

In addition to investing in equity securities that offer high dividend yields, the Advisor may seek to generate income from selling covered call options on securities in the DCM/INNOVA Fund. The use of covered call options in combination with the purchase of equity securities allows for the inclusion of undervalued, non-dividend paying stocks in the DCM/INNOVA Fund’s portfolio while still satisfying the Fund’s goal of generating investment income. Securities so purchased will be selected based upon the Advisor’s determination of the attractiveness and risk profile of the underlying stock as well as the income potential of selling covered call options on the security. The Advisor may seek to use the above strategies to structure the DCM/INNOVA Fund’s investment portfolio in such a way as to seek to achieve an income yield superior to that of the S&P 500 Total Return Index. The DCM/INNOVA Fund may also invest in non-dividend paying stocks without selling covered call options if the Advisor believes the stocks can produce significant capital appreciation. The DCM/INNOVA Fund primarily invests in securities of U.S. companies, but may also invest in foreign companies.

In selecting common stocks and other equity securities for the DCM/INNOVA Fund, the Advisor seeks to identify companies that it understands well and that possess one or more of the following characteristics:

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●	Positive (or projected positive) revenue or profit trends;

●	Healthy balance sheet, characterized by ample cash relative to debt, efficient working capital management, high or increasing liquidity, or other metrics that the Advisor believes indicate the company’s ability to withstand unexpected shocks, reinvest in the business, and improve its business prospects and circumstances;

●	Strong free cash flow generation;

●	Powerful and sustainable competitive advantages;

●	Management team that: (i) operates the business well and has a sound strategy to build it over time; (ii) allocates capital wisely to enhance shareholder value; and (iii) has high integrity; or

●	Policies (e.g., compensation structures) that do not significantly dilute shareholders’ ownership.

In addition to the above criteria the Advisor will consider high dividend yields when selecting stocks. The Advisor seeks to identify companies whose stocks are trading, in the opinion of the Advisor, at a substantial discount to the intrinsic value, however, the Advisor may select stocks with a somewhat modest discount to the Advisor’s estimate of intrinsic value if the Advisor believes that the security’s dividend yield is sufficiently high, secure, and/or likely to grow over time.

The DCM/INNOVA Fund will generally consider selling a security when, in the portfolio manager’s opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The DCM/INNOVA Fund will also consider selling a security if, in the portfolio manager’s opinion, a superior investment opportunity arises. Also, the DCM/INNOVA Fund may consider selling a security as part of the Fund’s regional rotation trading strategy. The DCM/INNOVA Fund may engage in active and frequent trading to achieve its investment objectives, and the Fund’s regional rotation strategy may increase the rate of portfolio turnover. In addition, frequently purchasing stocks in a short period prior to the ex-dividend date (the interval between the announcement and the payment of the next dividend) increases the amount of trading costs the DCM/INNOVA Fund will incur and the potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. Dividend capture trading generally involves owning a stock long enough to collect the dividend and then selling it and using the proceeds to purchase a different dividend-paying stock. The DCM/INNOVA Fund’s portfolio turnover rate is expected to be 100% or more.

Principal Risks of Investing in the DCM/INNOVA Fund. An investment in the DCM/INNOVA Fund is subject to investment risks, including the possible loss of some or all of the money invested. There can be no assurance that the DCM/INNOVA Fund will be successful in meeting its investment objective. Generally, the DCM/INNOVA Fund will be subject to the following additional principal risks:

●	Market Risk. The prices of and the income generated by the DCM/INNOVA Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global in-stability, and currency and interest rate fluctuations. Certain market events could cause turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets, such as changes in government economic policies, political turmoil, military action, environmental events, trade disputes, and epidemics or other public health issues, which may negatively affect many issuers domestically and around the world. During periods of market volatility, security prices (including securities held by the DCM/INNOVA Fund) could change drastically and rapidly and, therefore, adversely affect the DCM/INNOVA Fund.

●	Management Style Risk. The performance of the DCM/INNOVA Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

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●	Sector Focus Risk. While the DCM/INNOVA Fund does not focus its investments on a particular sector, the DCM/INNOVA Fund may, at times, be more heavily invested in certain sectors, which may cause the value of its shares to be especially sensitive to factors and economic risks that specifically affect those sectors and may cause the DCM/INNOVA Fund’s share price to fluctuate more widely than the shares of a mutual fund that invests in a broader range of industries.

●	Large-Capitalization Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. There may be times when the returns for large capitalization companies generally trail returns of smaller companies or the overall stock market.

●	Small-Cap and Mid-Cap Company Risk. Investing in small- and mid-capitalization companies involves greater risk than is customarily associated with larger, more established companies. Small- and mid-cap companies frequently have less management depth and experience, narrower market penetrations, less diverse product lines, less competitive strengths and fewer resources. Due to these and other factors, stocks of small- and mid-cap companies may be more susceptible to market downturns and other events, less liquid and their prices may be more volatile.

●	Foreign Securities Risk. Foreign securities may involve investment risks different from those associated with domestic securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may also be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. Adverse political and economic
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developments or changes in the value of foreign currency can make it difficult for the DCM/INNOVA Fund to sell its securities and could reduce the value of your shares.

●	Derivative Instruments Risk. Derivative instruments, such as covered call options, involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid. The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. The price the DCM/INNOVA Fund realizes from the sale of a stock option upon exercise of the option could be substantially below its prevailing market price. If a liquid market for an option does not exist, the DCM/INNOVA Fund will not be able to sell the underlying security until the option expires or is exercised. The premiums received by the DCM/INNOVA Fund for writing options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes or a decrease in the price volatility of the underlying securities.

●	Valuation Risks for Non-Exchange Traded Options. The purchase of non-exchange traded call options may result in reduced liquidity (and hence value) for the DCM/INNOVA Fund’s portfolio investments.

●	Risks from Writing Call Options. When the DCM/INNOVA Fund writes (i.e., sells) call options on its portfolio securities it limits its opportunity to profit from the securities and, consequently, the DCM/INNOVA Fund could significantly underperform the market. Writing call options could also result in additional turnover and higher tax liability.

●	Real Estate Securities Risk. To the extent the DCM/INNOVA Fund invests in companies that invest in real estate, such as REITs, the DCM/INNOVA Fund may be subject to risk associated with the real estate market as a whole such as taxation, regulations, and economic and political factors that negatively impact the real estate market.

●	MLP Risks. A MLP is a limited partnership in which the ownership units are publicly traded. MLPs generally acquire interests in natural resource, energy, or real estate assets and distribute the resulting income to investors. Investments in MLPs are generally subject to many of the risks that apply to investments in partnerships, such as limited control and limited voting rights and fewer corporate protections than afforded investors in a corporation. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles, such as adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, a shift in consumer demand or conflicts of interest with the general partner. The benefit derived from the DCM/INNOVA Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect its value. The DCM/INNOVA Fund’s investment in MLPs may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the MLP’s operating expenses in addition to paying Fund expenses.
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●	Royalty Trust Risks. The DCM/INNOVA Fund may invest in publicly traded royalty trusts. Royalty trusts are special purpose vehicles organized as investment trusts created to make investments in operating companies or their cash flows. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for the royalty trust’s underlying commodity could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. Further, because natural resources are depleting assets, the income-producing ability of a royalty trust will eventually be exhausted and the royalty trust will need to raise or retain funds to make new acquisitions to maintain its value. The DCM/INNOVA Fund’s investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts’ operating expenses in addition to paying Fund expenses.

●	Value Investing Risk. Investments in value stocks present the risk that a stock may decline in value or never reach the value the Advisor believes is its full market value, either because the market fails to recognize what the Advisor considers to be the company’s true business value or because the Advisor’s assessment of the company’s prospects was not correct. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the DCM/INNOVA Fund’s value investment style may go out of favor with investors, negatively affecting the DCM/INNOVA Fund’s performance.

●	Risks Related to Other Equity Securities. In addition to common stocks, the equity securities in the DCM/INNOVA Fund’s portfolio may include preferred stocks, convertible preferred stocks, convertible bonds, and warrants. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, including securities held by the DCM/INNOVA Fund, which could also result in losses for the Fund. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised. As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible. Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time. The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

●	Risks Related to Portfolio Turnover. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. High rates of portfolio turnover could lower performance of the DCM/INNOVA Fund due to increased costs and may also result in the realization of capital gains. If the DCM/INNOVA Fund realizes capital gains when it sells its portfolio investments, it must generally distribute those gains to shareholders, increasing their taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains and shareholders would be taxed on short-term capital gains at ordinary income tax rates. Under normal circumstances, the anticipated portfolio turnover rate for the DCM/INNOVA Fund is expected to be more than 100%.

Performance Information. The bar chart and table shown below provide some indication of the risks of investing in the DCM/INNOVA Fund by showing changes in the Fund’s performance from year to year and by showing how the DCM/INNOVA Fund’s average annual total returns for 1, 5 and 10 years compare to those of a broad-based securities market index. A second index is also included to provide an additional comparison. The DCM/INNOVA Fund’s past performance (before and after taxes) is not necessarily an indication of how the DCM/INNOVA Fund will perform in the future. Updated information on the
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DCM/INNOVA Fund’s results can be obtained by calling 1-888-484-5766 or by visiting https://www.dcmadvisors.com/.

DCM/INNOVA High Equity Income Innovation Fund

Annual Total Returns

The DCM/INNOVA Fund’s year to date return through May 31, 2023 was [____].

During the periods shown in the bar chart, the highest return for a quarter was [20.55% during the quarter ended June 30, 2020] and the lowest return for a quarter was [-22.82% during the quarter ended March 31, 2020].

Average Annual Total Returns For the Periods Ended December 31, 2022	1 Year	5 Years	10 Years
Return before taxes	(26.26%)	1.78%	5.12%
Return after taxes on distributions	(28.42%)	(0.70%)	5.12%
Return after taxes on distributions and sale of shares	(15.28%)	0.69%	2.94%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	(18.11%)	9.42%	12.56%
Dow Jones U.S. Select Dividend Total Return Index (reflects no deduction for fees, expenses, or taxes)	2.31%	8.38%	11.92%

The DCM/INNOVA Fund compares its performance to standardized indices or other measures of investment performance. In particular, the DCM/INNOVA Fund compares its performance to the S&P 500 Total Return Index, which is generally considered to be representative of the performance of common stocks in the United States securities markets. Additionally, the DCM/INNOVA Fund compares its performance to the Dow Jones U.S. Select Dividend Total Return Index which is representative of the performance of dividend-paying stocks in the United States securities markets.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold DCM/INNOVA Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (“IRA”).

Management. DCM Advisors, LLC is the investment advisor for the DCM/INNOVA Fund. Dr. Vijay Chopra (Head of Quantitative Strategies at the Advisor) and Mr. Marc Rappaport (Chief Executive Officer at the Advisor) are co-portfolio managers for the DCM/INNOVA Fund and are primarily responsible for the day-to-day management of the DCM/INNOVA Fund’s portfolio. Dr. Chopra has served as a portfolio manager for the DCM/INNOVA Fund since November 16, 2018. Mr. Rappaport has served as a portfolio manager for the DCM/INNOVA Fund since December 24, 2021.

Purchase and Sale of Fund Shares. The DCM/INNOVA Fund’s minimum initial investment is $1,500 ($1,000 under an automatic investment plan) and the DCM/INNOVA Fund’s minimum subsequent investment is $100 ($50 under an automatic investment plan).

Generally you may purchase or redeem shares of the DCM/INNOVA Fund on any business day the New York Stock Exchange (“NYSE”) is open:

●	by mail addressed to the Fund:

U.S. Mail:	Overnight:

DCM/INNOVA High Equity Income Innovation Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	DCM/INNOVA High Equity Income Innovation Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

●	by facsimile at 1-877-513-0756;

●	by telephone at 1-888-484-5766; and

●	through authorized Broker-Dealers and Financial Intermediaries (collectively “Financial Intermediaries”).

Tax Information. The DCM/INNOVA Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA. Such tax deferred arrangements may be taxed later upon withdrawals of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the DCM/INNOVA Fund through a broker-dealer or other financial intermediary (such as a bank), the DCM/INNOVA Fund and its related companies may pay the intermediary for the sale of DCM/INNOVA Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the DCM/INNOVA Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

An investment in the DCM/INNOVA Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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SUMMARY

LEBENTHAL ULTRA SHORT TAX-FREE INCOME FUND

Investment Objective. The Lebenthal Ultra Short Tax-Free Income Fund (the “Lebenthal Fund”) seeks a high level of current income exempt from federal income tax consistent with relative stability of principal.

Fees and Expenses of the Lebenthal Fund. This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Lebenthal Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $250,000 in the Lebenthal Fund. More information about these and other discounts is available from your financial professional and in this Prospectus at page 35, in the section entitled “Sales Charges and Financial Intermediary Compensation - Class A Shares”, and in the Funds’ Statement of Additional Information (“SAI”) at page 25, in the section entitled “Additional Purchase and Redemption Information”. You may be required to pay a commission to your financial intermediary for purchases of Class I Shares. Such commissions are not reflected in the tables or the example below. Certain financial intermediaries may also offer variations in sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations to this Prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A Shares	Class I Shares
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	0.50%	None
Maximum Deferred Sales Charge (Load) as a % of Original Cost of Shares	0.25%[1]	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Class A Shares	Class I Shares
Management Fees	0.42%	0.42%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	2.55%	2.54%
Total Annual Fund Operating Expenses	3.22%	2.96%
Fee Reductions and/or Expense Reimbursements[2]	(2.48%)	(2.47%)
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements[2]	0.74%	0.49%

1	In the case of investments at or above $250,000, a contingent deferred sales charge (CDSC) of up to 0.25% may be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

2	DCM Advisors, LLC (the “Advisor”) has entered into an Expense Limitation Agreement with the Lebenthal Fund (the “Expense Limitation Agreement”) under which it has contractually agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Lebenthal Fund and to assume other expenses of the Lebenthal Fund, if necessary, in an amount that limits the Lebenthal Fund’s annual operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Lebenthal Fund’s business, dividend expense on securities sold short, “acquired fund fees and expenses,” and amounts, if any, payable pursuant to a plan adopted in
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accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”)) to not more than 0.49% of the average daily net assets of each Class of Shares for the period ending July 31, 2024. The Expense Limitation Agreement may not be terminated prior to that date without the approval of the Board of Trustees (the “Board” or “Trustees”) of Centaur Mutual Funds Trust (the “Trust”).

Example. This example is intended to help you compare the cost of investing in the Lebenthal Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Lebenthal Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Lebenthal Fund’s operating expenses remain the same, except that the contractual arrangement to reduce Management Fees and reimburse expenses remains in effect only until July 31, 2024. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$167	$844	$1,546	$3,412
Class I Shares	$92	$721	$1,376	$3,133

Portfolio Turnover. The Lebenthal Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Lebenthal Fund’s performance. During the most recent fiscal year, the Lebenthal Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies. The Lebenthal Fund invests primarily in municipal securities, the income from which is exempt from federal income tax. Under normal circumstances, at least 80% of the Lebenthal Fund’s net assets (including the amount of any borrowing for investment purposes) will be invested in municipal securities, the income from which is exempt from federal income tax. This is a fundamental policy that may be changed only by a shareholder vote. In addition to investing in municipal securities that are exempt from federal income tax, the Lebenthal Fund may invest up to 20% of the Fund’s assets in municipal securities, the interest of which may be subject to federal alternative minimum tax, or in cash or cash equivalent investments.

Municipal securities are securities issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities and other groups with the authority to act for the municipalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities may include, but are not limited to, variable rate demand obligations, short-term municipal notes, municipal bonds, tax exempt commercial paper, private activity and industrial development bonds, tax anticipation notes, and participations in pools of municipal securities. Municipal securities also include instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal securities, such as tender option bonds and participation interests in all or part of specific holdings of municipal obligations, provided that the applicable issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax. Additionally, municipal securities include all other instruments that directly or indirectly provide economic exposure to income which is derived from municipalities. The Lebenthal Fund may invest principally in any of the municipal securities described herein subject to overall availability, price, and the Advisor’s view of the needs and structure of the Lebenthal Fund’s portfolio at the time of purchase.

In managing the Lebenthal Fund’s investments, the Advisor buys and sells securities and investments for the Lebenthal Fund based on its view of individual securities and market sectors. The Advisor looks for investments in individual municipal securities that it believes will perform well over market cycles. The Advisor considers a market cycle to generally be a period of rising interest rates followed by declining interest rates or declining interest rates followed by rising interest rates, as well as, a period of change in the general

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economic trends of the overall economy such as inflation, deflation, expansion or contraction. The Advisor is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the legal and technical structure of the transaction.

The securities in which the Lebenthal Fund invests may be of any maturity, but under normal market conditions, the Lebenthal Fund intends its portfolio of municipal securities to have an average weighted maturity of one year or less. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in the Lebenthal Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the Lebenthal Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect.

The securities in which the Lebenthal Fund invests may have fixed rates of return or floating or variable rates. The Lebenthal Fund’s assets may at times be significantly or entirely invested in short-term municipal instruments such as variable rate demand notes, short-term notes and tax-exempt commercial paper. Their yields will vary as interest rates change. The Lebenthal Fund may also invest in municipal mortgage-backed and asset-backed securities, as well as auction rate securities and restricted securities. The Lebenthal Fund may invest a portion of its assets in municipal mortgage- backed securities at the Advisor’s discretion. The Lebenthal Fund may also invest in zero-coupon securities. Zero-coupon securities do not pay interest or principal until maturity and are bought at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security.

The securities in which the Lebenthal Fund invests must, at the time of investment, be rated as investment grade, as determined by the various rating agencies, or if unrated, of comparable quality as determined by the Advisor. Investment grade securities carry a minimum rating of Baa3, BBB–, or BBB– by Moody’s Investors Service Inc. (“Moody’s”), S&P Global Ratings (“S&P”), or Fitch Ratings, Inc. (“Fitch”), respectively, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or are unrated but deemed by the Advisor to be of comparable quality. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade. If a security’s credit rating is downgraded after the Lebenthal Fund’s investment, the Advisor will monitor the situation to decide if the Lebenthal Fund needs to take any action. The Lebenthal Fund may choose to retain or sell securities that are downgraded or decline in credit quality to below investment grade.

The Advisor closely monitors the Lebenthal Fund’s investments and makes adjustments as the Advisor deems necessary or appropriate. Because the Lebenthal Fund intends to purchase municipal securities with an average weighted maturity of one year or less, the Lebenthal Fund expects to engage in frequent portfolio transactions. Under normal circumstances, the anticipated portfolio turnover rate for the Lebenthal Fund is expected to be greater than 100%.

The Lebenthal Fund is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price.

Principal Risks of Investing in the Lebenthal Fund. An investment in the Lebenthal Fund is subject to investment risks, including the possible loss of some or all of the money invested. There can be no assurance that the Lebenthal Fund will be successful in meeting its investment objective. Generally, the Lebenthal Fund will be subject to the following additional principal risks:

●	Market Risk. The Lebenthal Fund’s investments are subject to general market risk, which is the risk that the value of the securities in the Lebenthal Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuating in interest rates, the investment quality of the Lebenthal Fund’s investments, economic conditions, and the market conditions of debt securities. Certain market events could cause turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets, such as changes in government economic

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●	policies, political turmoil, military action, environmental events, trade disputes and epidemics or other public health issues, which may negatively affect many issuers domestically and around the world. During periods of market volatility, security prices (including securities held by the Lebenthal Fund) could change drastically and rapidly and, therefore, adversely affect the Lebenthal Fund. Securities in the Lebenthal Fund’s portfolio may also underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

●	Municipal Securities Risk. The risk of municipal securities generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. Municipal obligations can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.

Municipal Bond Tax Risk – A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.

Municipal Market Volatility and Illiquidity Risk – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Lebenthal Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Lebenthal Fund needed to sell large blocks of bonds to meet shareholder redemption request or to raise cash, those sales could further reduce the bonds’ prices.

Municipal Sector Risk – From time to time the Lebenthal Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Lebenthal Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Lebenthal Fund’s investment performance.

●	Interest Rate Risk. The Lebenthal Fund invests primarily in bonds and other debt or fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Lebenthal Fund’s investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. This risk may be heightened given the likelihood of increases in interest rates in the future as the Federal Reserve continues to increase the federal funds rate after a period of historically low rates. A rise or potential rise in interest rates may cause the Lebenthal Fund to lose value and increase redemptions, which could require the Advisor to liquidate portfolio securities at disadvantageous prices and times, resulting in losses to the Lebenthal Fund.

●	Credit Risk. The Lebenthal Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or a counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate. Credit spreads may increase, which may reduce the market values of the Lebenthal Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

●	Prepayment Risk. Some debt securities allow the issuer to call a debt security for redemption before it matures or repay principal in advance. If this happens, the Lebenthal Fund may be required to invest the proceeds in securities with lower yields. The Lebenthal Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in unexpected capital losses.
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●	Management Style Risk. The Advisor’s method of security selection may not be successful and the Lebenthal Fund may underperform relative to other mutual funds that have a similar investment objective. In addition, the Advisor may select investments that fail to perform as anticipated or achieve the value desired.

●	Alternative Minimum Tax Risk. The Lebenthal Fund may invest in municipal securities, the interest on which may be subject to the federal alternative minimum tax.

●	Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Lebenthal Fund’s ability to sell the securities at any given time. Such securities also may lose value.

●	Structured Product Risk. Structured products, such as tender option bonds, involve structural complexities and potential risks that may not be present where a municipal security is owned directly. These enhanced risks may include additional counterparty risk (the risk that the counterparty will not fulfill its contractual obligations) and call risk (the risk that the instruments will be called and the proceeds may need to be reinvested). Additionally, an active trading market for such instruments may not exist. To the extent that a structured product provides a put, a fund may receive a lower interest rate in return for such feature and will be subject to the risk that the put provider will be unable to honor the put feature (purchase the security). Finally, short-term municipal or tax-exempt structured products may present tax issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Lebenthal Fund.

●	Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline and become illiquid. These securities are also subject to prepayment and call risk. In periods of declining interest rates, the Lebenthal Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Lebenthal Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Lebenthal Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Lebenthal Fund may exhibit additional volatility.

●	Taxability Risk. The Lebenthal Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Lebenthal Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Lebenthal Fund’s dividends with respect to that bond might be subject to federal income tax.

●	Zero-Coupon Bond Risk. The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically.

●	Auction Rate Securities Risk. The auction rate municipal securities the Lebenthal Fund may purchase will typically have a long-term nominal maturity for which the interest rate is regularly reset through a “Dutch” auction. The interest rate set by the auction is the lowest interest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security.
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●	Transactions Risk. The Lebenthal Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Lebenthal Fund shares may adversely affect the Lebenthal Fund’s performance to the extent that the Lebenthal Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

●	Valuation Risk. The price that the Lebenthal Fund could receive upon the sale of any particular portfolio investment may differ from the Lebenthal Fund’s valuation of the investment, particularly for securities that trade in volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Lebenthal Fund, and the Lebenthal Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

●	Yield Risk. The amount of income received by the Lebenthal Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Lebenthal Fund’s expenses could absorb all or a significant portion of the Lebenthal Fund’s income. If interest rates increase, the Lebenthal Fund’s yield may not increase proportionately.

●	Portfolio Turnover Risk. The Lebenthal Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover necessarily results in greater transaction costs which may reduce Lebenthal Fund performance. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Performance Information. The bar chart and table shown below provide some indication of the risks of investing in the Lebenthal Fund by showing changes in the Fund’s performance from year to year and by showing how the Lebenthal Fund’s average annual total returns for 1 year and since inception compared to those of a broad-based securities market index. The bar chart and table show the performance for the Lebenthal Fund’s Class I Shares. The Lebenthal Fund’s Class A Shares would have substantially similar annual returns and would differ only to the extent the Class A Shares have different expenses. The Lebenthal Fund’s past performance (before and after taxes) is not necessarily an indication of how the Lebenthal Fund will perform in the future. Updated information on the Lebenthal Fund’s results can be obtained by calling 1-888-484-5766 or by visiting https://www.dcmadvisors.com/.

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Lebenthal Ultra Short Tax-Free Income Fund

Class I Shares

Annual Total Returns

The Lebenthal Fund’s year to date return through May 31, 2023 was [________].

During the periods shown in the bar chart, the highest return for a quarter was [0.58% during the quarter ended December 31, 2022] and the lowest return for a quarter was [-0.09% during the quarter ended September 30, 2021].

Class - A	Average Annual Total Returns For the Period Ended December 31, 2022	1 Year	Since Inception (December 30, 2019)
Return before taxes		0.78%	0.24%
Bloomberg 1 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		(1.13)%	0.30%

Class - I	Average Annual Total Returns For the Period Ended December 31, 2022	1 Year	Since Inception (December 30, 2019)
Return before taxes		0.97%	0.48%
Return after taxes on distributions		0.96%	0.47%
Return after taxes on distributions and sale of shares		0.96%	0.47%
Bloomberg 1 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		(1.31)%	0.30%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold the Lebenthal Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (“IRA”). After-tax returns are shown for the Class I Shares only and after-tax returns for the Class A Shares will vary.

Management. DCM Advisors, LLC is the investment advisor for the Lebenthal Fund. Mr. Marc Rappaport (Chief Executive Officer at the Advisor) and Mr. Robert Morgan (Director of Fixed Income at the Advisor) are co-portfolio managers for the Lebenthal Fund and are primarily responsible for the day-to-day management of

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the Lebenthal Fund’s portfolio. Mr. Rappaport has served as a portfolio manager for the Lebenthal Fund since October 1, 2021. Mr. Morgan has served as a portfolio manager for the Lebenthal Fund since December 17, 2021.

Purchase and Sale of Fund Shares. The Lebenthal Fund’s minimum initial investment is $1,500 for Class A Shares and $250,000 for Class I Shares. The Lebenthal Fund’s minimum subsequent investment is $50 for Class A Shares. Class I Shares do not have a minimum subsequent investment.

Generally, you may purchase or redeem shares of the Fund on any business day the New York Stock Exchange (“NYSE”) is open:

●	by mail addressed to Lebenthal Ultra Short Tax-Free Income Fund:

U.S. Mail:	Overnight:

Lebenthal Ultra Short Tax-Free Income Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Lebenthal Ultra Short Tax-Free Income Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

by facsimile at 1-877-513-0756;

●	by telephone at 1-888-484-5766; and

●	through authorized Broker-Dealers and Financial Intermediaries.

Tax Information. The Lebenthal Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however, the Lebenthal Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Lebenthal Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes. When your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, you may be subject to federal income tax on ordinary income or capital gains upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Lebenthal Fund through a broker-dealer or other financial intermediary (such as a bank), the Lebenthal Fund and its related companies may pay the intermediary for the sale of Lebenthal Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Lebenthal Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

An investment in the Lebenthal Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

INVESTMENT OBJECTIVE OF THE DCM/INNOVA FUND

The DCM/INNOVA Fund seeks maximum total return through a combination of capital appreciation and current income. The DCM/INNOVA Fund’s investment objective may be changed by the Board without shareholder approval upon at least sixty (60) days’ prior written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES OF THE DCM/INNOVA FUND

In seeking to achieve its objective, the DCM/INNOVA Fund invests in equity securities of companies that the Advisor believes offer high dividend yields relative to the yield of the broad market averages such as the S&P 500 Total Return Index. The DCM/INNOVA Fund typically invests in common stocks and other equity securities, which may include securities issued by real estate investment trusts (REITs), publicly traded master limited partnerships (MLPs) or royalty trusts, as well as preferred stocks, convertible preferred stocks, and warrants. Under normal circumstances, the DCM/INNOVA Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of U.S. and foreign companies. The DCM/INNOVA Fund’s investment policy with respect to 80% of its net assets may be changed by the Board without shareholder approval as long as shareholders are given at least 60 days’ advance written notice of the change. The DCM/INNOVA Fund may invest in companies of any market capitalization and its foreign companies may include companies domiciled in emerging markets.

The DCM/INNOVA Fund may seek to enhance the level of dividend income it receives by engaging in regional rotation trading. In a regional rotation trade, the DCM/INNOVA Fund would sell a stock that has declared its dividend and no longer trades with an entitlement to the dividend, and purchase a stock in another region that is about to declare a dividend. By entering into a series of such trades, the DCM/INNOVA Fund seeks to augment the amount of dividend income it receives over the course of a year.

The DCM/INNOVA Fund may invest in companies of any market capitalization. In addition to investing in equity securities that may offer high dividend yields, the Advisor may seek to generate income from selling covered call options on securities in the DCM/INNOVA Fund. The use of covered call options in combination with the purchase of equity securities allows for the inclusion of undervalued, non-dividend paying stocks in the DCM/INNOVA Fund’s portfolio while still satisfying the DCM/INNOVA Fund’s goal of generating investment income. Securities so purchased will be selected based upon the Advisor’s determination of the attractiveness and risk profile of the underlying stock as well as the income potential of selling covered call options on the security. The Advisor may use the above strategies to structure the DCM/INNOVA Fund’s investment portfolio in such a way as to seek to achieve an income yield superior to that of the S&P 500 Total Return Index. The DCM/INNOVA Fund may also invest in non-dividend paying stocks without selling covered call options if the Advisor believes the stocks can produce significant capital appreciation.

The DCM/INNOVA Fund primarily invests in securities of U.S. companies, but may also invest in foreign companies. In selecting common stocks and other equity securities for the DCM/INNOVA Fund, the Advisor seeks to identify companies that it understands well and that possess one or more of the following characteristics:

●	Positive (or projected positive) revenue or profit trends;

●	Healthy balance sheet, characterized by ample cash relative to debt, efficient working capital management, high or increasing liquidity, or other metrics that the Advisor believes indicate the company’s ability to withstand unexpected shocks, reinvest in the business, and improve its business prospects and circumstances;

●	Strong free cash flow generation;
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●	Powerful and sustainable competitive advantages;

●	Management team that: (i) operates the business well and has a sound strategy to build it over time; (ii) allocates capital wisely to enhance shareholder value; and (iii) has high integrity;

●	Policies (e.g., compensation structures) that do not significantly dilute shareholders’ ownership; or

●	High dividend yields.

●	Positive (or projected positive) revenue or profit trends;

●	Substantial discount from a price at which the securities of comparable businesses have been sold in arms’ length transactions between parties judged to be competent business persons;

●	Substantial discount to the value of the business determined by cash flow analysis and qualitative strengths; and/or

●	Healthy balance sheet, characterized by ample cash relative to debt, efficient working capital management, high or increasing liquidity, or other metrics that the Advisor believes indicate the company’s ability to withstand unexpected shocks, reinvest in the business, and improve its business prospects and circumstances;

●	Substantial discount from asset value based on the total value of the company’s individual parts and assets, less the present value of its liabilities.

The DCM/INNOVA Fund may also buy a security at a more modest discount to the Advisor’s estimate of intrinsic value if the Advisor believes that the security’s dividend yield is sufficiently high, secure, and/or likely to grow over time.

The DCM/INNOVA Fund will generally consider selling a security when, in the portfolio manager’s opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The DCM/INNOVA Fund will also consider selling a security if, in the portfolio manager’s opinion, a superior investment opportunity arises. Also, the DCM/INNOVA Fund may consider selling a security as part of the DCM/INNOVA Fund’s regional rotation trading strategy. The DCM/INNOVA Fund may engage in active and frequent trading to achieve its investment objectives, and the DCM/INNOVA Fund’s regional rotation strategy may increase the rate of portfolio turnover. In addition, frequently purchasing stocks in a short period prior to the ex-dividend date (the interval between the announcement and the payment of the next dividend) increases the amount of trading costs the DCM/INNOVA Fund will incur and the potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. The DCM/INNOVA Fund’s portfolio turnover rate is expected to be 100% or more.

PRINCIPAL RISKS OF INVESTING IN THE DCM/INNOVA FUND

Investments in the DCM/INNOVA Fund are subject to investment risks, including the possible loss of some or all of the money invested. There can be no assurance that the DCM/INNOVA Fund will be successful in meeting its investment objective. Generally, the DCM/INNOVA Fund will be subject to the following additional principal risks:

Market Risk. Market risk refers to the possibility that the value of equity securities held by the DCM/INNOVA Fund may decline due to daily fluctuations in the securities markets. Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general. The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions. Certain market events could increase volatility and exacerbate market risk, such as

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changes in governments’ economic policies, political turmoil, military action, environmental events, trade disputes, and epidemics, pandemics or other public health issues. For example, the novel coronavirus disease (COVID-19) that emerged in 2019 resulted in closing borders, quarantines, cancellations, disruptions to supply chains and customer activity and company closings and product cutbacks, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets, the long-term effects of which are difficult to assess. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the DCM/INNOVA Fund. During periods of market volatility or in a declining stock market, security prices (including securities held by the DCM/INNOVA Fund) could fall drastically and rapidly regardless of their long-term prospects and therefore adversely affect the DCM/INNOVA Fund. The DCM/INNOVA Fund’s performance per share will change daily in response to such factors.

Management Style Risk. Different types of securities tend to shift into and out of favor with stock market investors depending on market and economic conditions. The returns from the types of stocks purchased by the DCM/INNOVA Fund may at times be better or worse than the returns from other types of stocks (e.g., large-cap, mid-cap, growth, value, etc.). Each type of stock tends to go through cycles of performing better or worse than the stock market in general. The performance of the DCM/INNOVA Fund may thus be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

Sector Risk. While the DCM/INNOVA Fund does not focus its investments on a particular sector, it may from time to time be heavily invested in a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the DCM/INNOVA Fund’s share prices may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the DCM/INNOVA Fund may invest in more heavily will vary.

Large-Capitalization Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. There may be times when the returns for large capitalization companies generally trail returns of smaller companies or the overall stock market.

Small-Cap and Mid-Cap Company Risk. Investing in small- and mid-capitalization companies involves greater risk than is customarily associated with larger, more established companies. Small- and mid-cap companies frequently have less management depth and experience, narrower market penetrations, less diverse product lines, less competitive strengths and fewer resources. Due to these and other factors, stocks of small- and mid-cap companies may be more susceptible to market downturns and other events, less liquid, and their prices may be more volatile.

Foreign Securities Risk. To the extent the DCM/INNOVA Fund invests in foreign securities, these securities may involve investment risks different from those associated with domestic securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may also be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the DCM/INNOVA Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid, and economies that are less developed. In addition, the sale of a foreign security may subject the DCM/INNOVA Fund to foreign tax

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withholding which can reduce the DCM/INNOVA Fund’s returns and the value of your shares. See the Funds’ SAI for additional information regarding foreign securities risk.

Derivative Instruments Risk. Derivative instruments such as covered call options, futures contracts, option contracts, and options on future contracts are generally investments whose value depends on (or is derived from) the value of the underlying assets, interest rate, or index. Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid. The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. The price the DCM/INNOVA Fund realizes from the sale of a stock option upon exercise of the option could be substantially below its prevailing market price. If a liquid market for an option does not exist, the DCM/INNOVA Fund will not be able to sell the underlying security until the option expires or is exercised. The premiums received by the DCM/INNOVA Fund for writing options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes or a decrease in the price volatility of the underlying securities. When the DCM/INNOVA Fund sells covered call options, the DCM/INNOVA Fund gives up additional appreciation in the stock above the strike price since there is the obligation to sell the stock at the covered call option’s strike price.

Valuation Risks for Non-Exchange Traded Options. The purchase of non-exchange traded put and call options may result in reduced liquidity (and hence value) for the DCM/INNOVA Fund’s portfolio investments. This is because the DCM/INNOVA Fund may have a more difficult time securing a willing buyer or seller (as the case may be) for non-exchange traded put and call options.

Risks from Writing Call Options. When the DCM/INNOVA Fund writes (i.e., sells) call options on its portfolio securities it limits its opportunity to profit from the securities and, consequently, the DCM/INNOVA Fund could significantly underperform the market. Writing call options could also result in additional turnover and higher tax liability.

Real Estate Securities Risk. To the extent the DCM/INNOVA Fund invests in companies that invest in real estate, such as REITs, the DCM/INNOVA Fund may be subject to risk associated with the real estate market as a whole such as taxation, regulations, and economic and political factors that negatively impact the real estate market.

MLP Risks. A MLP is a limited partnership in which the ownership units are publicly traded. MLPs generally acquire interests in natural resource, energy, or real estate assets and distribute the resulting income to investors. Investments in MLPs are generally subject to many of the risks that apply to investments in partnerships, such as limited control and limited voting rights and fewer corporate protections than afforded investors in a corporation. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles, such as adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, a shift in consumer demand or conflicts of interest with the general partner. The benefit derived from the DCM/INNOVA Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect its value. The DCM/INNOVA Fund’s investment in MLPs may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the MLP’s operating expenses in addition to paying DCM/INNOVA Fund expenses.

Royalty Trust Risks. The DCM/INNOVA Fund may invest in publicly traded royalty trusts. Royalty trusts are special purpose vehicles organized as investment trusts created to make investments in operating companies or their cash flows. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for the royalty trust’s underlying commodity could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an

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increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. Further, because natural resources are depleting assets, the income-producing ability of a royalty trust will eventually be exhausted and the royalty trust will need to raise or retain funds to make new acquisitions to maintain its value. The DCM/INNOVA Fund’s investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts’ operating expenses in addition to paying Fund expenses.

Value Investing Risk. Investments in value stocks present the risk that a stock may decline in value or never reach the value the Advisor believes is its full market value, either because the market fails to recognize what the Advisor considers to be the company’s true business value or because the Advisor’s assessment of the company’s prospects was not correct. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the DCM/INNOVA Fund’s value investment style may go out of favor with investors, negatively affecting the DCM/INNOVA Fund’s performance.

Risks Related to Other Equity Securities. In addition to common stocks, the equity securities in the DCM/INNOVA Fund’s portfolio may include preferred stocks, convertible preferred stocks, convertible bonds, and warrants. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the DCM/INNOVA Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the DCM/INNOVA Fund. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures or is redeemed, or the conversion privilege is exercised. As a result of the conversion feature, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form. Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time. The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

Portfolio Turnover Risk. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. The DCM/INNOVA Fund may sell portfolio securities without regard to the length of time they have been held due to securities no longer being undervalued in the opinion of the Advisor and/or in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the DCM/INNOVA Fund. High rates of portfolio turnover could lower performance of the DCM/INNOVA Fund due to increased costs and may also result in the realization of capital gains. If the DCM/INNOVA Fund realizes capital gains when it sells particular portfolio investments, it must generally distribute those gains to shareholders, increasing their taxable distributions. Under normal circumstances, the anticipated portfolio turnover rate for the DCM/INNOVA Fund is generally expected to be more than 100%.

INVESTMENT OBJECTIVE OF THE LEBENTHAL FUND

The Lebenthal Fund seeks a high level of current income exempt from federal income tax consistent with relative stability of principal. The Lebenthal Fund’s investment objective may be changed without shareholder approval upon at least sixty (60) days’ prior written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES OF THE LEBENTHAL FUND

In seeking to achieve its objective, the Lebenthal Fund invests primarily in municipal securities, the income from which is exempt from federal income tax. Under normal circumstances, at least 80% of Fund’s net assets

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(including the amount of any borrowing for investment purposes) will be invested in municipal securities, the income from which is exempt from federal income tax. This is a fundamental policy that may be changed only by a shareholder vote. In addition to investing in municipal securities that are exempt from federal income tax, the Lebenthal Fund may invest up to 20% of the Fund’s assets in municipal securities, the interest of which may be subject to federal alternative minimum tax, or in cash or cash equivalent investments.

Municipal securities are securities issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities and other groups with the authority to act for the municipalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities may include, but are not limited to, variable rate demand obligations, short-term municipal notes, municipal bonds, tax exempt commercial paper, private activity and industrial development bonds, tax anticipation notes, and participations in pools of municipal securities. Municipal securities also include instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal securities, such as tender option bonds and participation interests in all or part of specific holdings of municipal obligations, provided that the applicable issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax. Additionally, municipal securities include all other instruments that directly or indirectly provide economic exposure to income which is derived from municipalities. The Lebenthal Fund may invest principally in any of the municipal securities described herein subject to overall availability, price, and the Advisor’s view of the needs and structure of the Lebenthal Fund’s portfolio at the time of purchase.

In managing the Lebenthal Fund’s investments, the Advisor buys and sells securities and investments for the Lebenthal Fund based on its view of individual securities and market sectors. The Advisor looks for investments in individual municipal securities that it believes will perform well over market cycles. The Advisor considers a market cycle to generally be a period of rising interest rates followed by declining interest rates or declining interest rates followed by rising interest rates, as well as, a period of change in the general economic trends of the overall economy such as inflation, deflation, expansion or contraction. The Advisor is value oriented and seeks to invest in municipal securities that it believes have the best relative value available in the market at the time the investment is made for the Lebenthal Fund. In assessing the best relative value municipal security available in the market, the Advisor seeks to perform a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity risk, and the legal and technical structure of the transaction. Additionally, the Advisor will generate value- oriented bids for unique municipal security positions from approved dealers. Finally, the Advisor seeks municipal securities that are relatively mispriced and under-valued, in the Advisor’s opinion, and, possibly due to supply/demand imbalances or “headline” misperceptions, offer special value relative to large general market offerings.

The securities in which the Lebenthal Fund invests may be of any maturity, but under normal market conditions, the Lebenthal Fund intends its portfolio of municipal securities to have an average weighted maturity of one year or less. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in the Lebenthal Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the Lebenthal Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect.

The securities in which the Lebenthal Fund invests may have fixed rates of return or floating or variable rates. The Lebenthal Fund’s assets may at times be significantly or entirely invested in short-term municipal instruments such as variable rate demand notes, short-term notes and tax-exempt commercial paper. Their yields will vary as interest rates change. The Lebenthal Fund may also invest in municipal mortgage-backed and asset- backed securities, as well as auction rate securities and restricted securities. In deciding whether to purchase mortgage-backed, asset backed, auction rate or restricted securities, the Advisor will assess the expected quality of the issuer of the securities and whether the security adds to the overall diversification of the Lebenthal Fund’s portfolio. With respect to asset-backed securities, the Advisor will also evaluate the relative importance of the project to the local economy and the likelihood of a successful completion of the project. The Lebenthal Fund may invest a portion of its assets in municipal mortgage-backed securities at the Advisor’s discretion. The Fund may also invest in zero-coupon securities. Zero-coupon securities do not pay interest or

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principal until maturity and are bought at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security.

The securities in which the Lebenthal Fund invests must, at the time of investment, be rated as investment grade, as determined by the various rating agencies, or if unrated, of comparable quality as determined by the Advisor. Investment grade securities carry a minimum rating of Baa3, BBB–, or BBB– by Moody’s, S&P, or Fitch, respectively, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or are unrated but deemed by the Advisor to be of comparable quality. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade. If a security’s credit rating is downgraded after the Lebenthal Fund’s investment, the Advisor will monitor the situation to decide if the Lebenthal Fund needs to take any action. The Lebenthal Fund may choose to retain or sell securities that are downgraded or decline in credit quality to below investment grade.

The Advisor closely monitors the Lebenthal Fund’s investments and makes adjustments as the Advisor deems necessary or appropriate. Because the Fund intends to purchase municipal securities with an average weighted maturity of one year or less, the Lebenthal Fund expects to engage in frequent portfolio transactions. Under normal circumstances, the anticipated portfolio turnover rate for the Lebenthal Fund is expected to be greater than 100%.

The Lebenthal Fund is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price.

PRINCIPAL RISKS OF INVESTING IN THE LEBENTHAL FUND

Investments in the Lebenthal Fund are subject to investment risks, including the possible loss of some or all of the money invested. There can be no assurance that the Lebenthal Fund will be successful in meeting its investment objective. Generally, the Lebenthal Fund will be subject to the following additional principal risks:

Market Risk. The Lebenthal Fund’s investments are subject to general market risk, which is the risk that the value of the securities in the Lebenthal Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuating in interest rates, the investment quality of the Lebenthal Fund’s investments, economic conditions, and the market conditions of debt securities. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, military action, environmental events, trade disputes, and epidemics, pandemics or other public health issues. For example, the novel coronavirus disease (COVID-19) that emerged in 2019 resulted in closing borders, quarantines, cancellations, disruptions to supply chains and customer activity and company closings and product cutbacks, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets, the long-term effects of which are difficult to assess. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Lebenthal Fund. During periods of market volatility, security prices (including securities held by the Lebenthal Fund) could fall drastically and rapidly and therefore adversely affect the Lebenthal Fund. Securities in the Lebenthal Fund’s portfolio may also underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Municipal Securities Risk. The risk of municipal securities generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Lebenthal Fund’s income or hurt its ability to preserve

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capital and liquidity. Municipal obligations can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. In addition, an insolvent municipality may file for bankruptcy. For example, the federal Bankruptcy Code can provide a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. Municipal obligations can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal obligations also have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term municipal bonds and higher for long term municipal bonds.

Municipal Bond Tax Risk. A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.

Municipal Market Volatility and Illiquidity Risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Lebenthal Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Lebenthal Fund needed to sell large blocks of bonds to meet shareholder redemption request or to raise cash, those sales could further reduce the bonds’ prices.

Municipal Sector Risk. From time to time the Lebenthal Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Lebenthal Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Lebenthal Fund’s investment performance.

Interest Rate Risk. The Lebenthal Fund invests primarily in bonds and other debt or fixed income securities. The value of these types of securities change based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated but may affect the value of your investment. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Lebenthal Fund may be subject to greater risk given the likelihood of increases in interest rates in the future as the Federal Reserve continues to increase the federal funds rate after a period of historically low rates. A rise or potential rise in interest rates may cause the Lebenthal Fund to lose value and increase redemptions, which could require the Advisor to liquidate portfolio securities at disadvantageous prices and times, resulting in losses to the Lebenthal Fund.

Credit Risk. The Lebenthal Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely on securities, repurchase agreements or other investments held by the Lebenthal Fund. Such defaults could result in losses to the Lebenthal Fund. In addition, the credit quality of securities held by the Lebenthal Fund may be lowered if an issuer’s or a counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Lebenthal Fund. Lower credit quality also may affect liquidity and make it difficult for the Lebenthal Fund to sell the security. Prices of the Lebenthal Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Lebenthal Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Prepayment Risk. Some debt securities allow the issuer to call a debt security for redemption before it matures. The issuers of these securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt

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obligations are prepaid and when securities are called, the Lebenthal Fund may have to reinvest in securities with a lower yield. The Lebenthal Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. If this happens, the Lebenthal Fund may be required to invest the proceeds in securities with lower yields.

Management Style Risk. The Advisor’s method of security selection may not be successful and the Lebenthal Fund may underperform relative to other mutual funds that have a similar investment objective. In addition, the Advisor may select investments that fail to perform as anticipated or achieve the value desired. The ability of the Lebenthal Fund to meet its investment objective is directly related to the success of the Advisor’s investment process and there is no guarantee that the Advisor’s assessment of an issuer’s operation and prospects or its judgments about the value of a particular investment for the Lebenthal Fund will be correct or produce the desired results.

Alternative Minimum Tax Risk. The Lebenthal Fund may invest up to 20% of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have a portion of their income from the Lebenthal Fund subject to federal income tax. In addition, corporate shareholders will, with limited exceptions, be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gain distributed by the Lebenthal Fund may be taxable.

Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Lebenthal Fund’s ability to sell the securities at any given time. Such securities also may lose value.

Structured Product Risk. Structured products, such as tender option bonds, involve structural complexities and potential risks that may not be present where a municipal security is owned directly. These enhanced risks may include additional counterparty risk (the risk that the counterparty will not fulfill its contractual obligations) and call risk (the risk that the instruments will be called and the proceeds may need to be reinvested). Additionally, an active trading market for such instruments may not exist. To the extent that a structured product provides a put, a fund may receive a lower interest rate in return for such feature and will be subject to the risk that the put provider will be unable to honor the put feature (purchase the security). Finally, short-term municipal or tax-exempt structured products may present tax issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase/decrease the income available for distribution by the Lebenthal Fund and the Lebenthal Fund’s yield. In periods of declining interest rates, the Lebenthal Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Lebenthal Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Lebenthal Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Lebenthal Fund may exhibit additional volatility. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities.

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The Lebenthal Fund may invest in collateralized mortgage obligations (“CMOs”). CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Lebenthal Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Taxability Risk. The Lebenthal Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Lebenthal Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Lebenthal Fund’s dividends with respect to that bond might be subject to federal income tax.

Zero-Coupon Bond Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of interest-paying securities, and is more likely to respond to a greater degree to changes in interest rates and credit quality than other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon bond accrue a portion of the discount at which the bond was purchased as income each year, even though the holder receives no interest payment on the bond during the year. The Lebenthal Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon bonds) to its shareholders each year to maintain its status as a regulated investment company and to eliminate tax at the Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of distributions to shareholders. The Lebenthal Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Lebenthal Fund’s rate of return.

In addition, (1) the higher yields and interest rates on certain pay-in-kind securities (PIK) reflect the payment deferral and increased credit risk associated with such instruments and such investments may represent a significantly higher credit risk than coupon loans; (2) PIK securities may have higher price volatility because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (3) PIK interest has the effect of generating investment income and (4) the deferral of PIK interest may also reduce the loan-to-value ratio at a compounding rate.

Auction Rate Securities Risk. The auction rate municipal securities the Lebenthal Fund will purchase will typically have a long-term nominal maturity for which the interest rate is regularly reset through a “Dutch” auction. The interest rate set by the auction is the lowest interest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security.

Transactions Risk. The Lebenthal Fund could experience a loss when selling securities to meet redemption requests by shareholders, and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Lebenthal Fund wishes to, or is required to, sell are illiquid. To the extent a large proportion of shares of the Fund are held by a small number of shareholders (or a single

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shareholder), the Lebenthal Fund is subject to the risk that these shareholders will purchase or redeem Lebenthal Fund shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Advisor or its affiliates. In addition to the other risks described in this section, these transactions could adversely affect the ability of the Lebenthal Fund to conduct its investment program. The Lebenthal Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Lebenthal Fund’s net asset value. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as the Lebenthal Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. Liquidity and valuation risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Lebenthal Fund shares may adversely affect the Lebenthal Fund’s performance to the extent that the Lebenthal Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Lebenthal Fund’s transaction costs and impact the Lebenthal Fund’s performance.

Valuation Risk. The price that the Lebenthal Fund could receive upon the sale of any particular portfolio investment may differ from the Lebenthal Fund’s valuation of the investment, particularly for securities that trade in volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Lebenthal Fund, and the Lebenthal Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Lebenthal Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Yield Risk. The amount of income received by the Lebenthal Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Lebenthal Fund’s expenses could absorb all or a significant portion of the Lebenthal Fund’s income. If interest rates increase, the Lebenthal Fund’s yield may not increase proportionately.

Portfolio Turnover Risk. The Lebenthal Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover necessarily results in greater transaction costs which may reduce Lebenthal Fund performance. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT POLICIES AND RISKS

Average Weighted Maturity. As discussed in the Principal Investment Strategies of the Lebenthal Fund above, the Lebenthal Fund has an average weighted maturity requirement. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The term “Ultra-Short” in the Lebenthal Fund’s name refer to the average maturity that the Lebenthal Fund maintains.

Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of a fund’s portfolio. Therefore, in the case of a fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by a fund given certain prepayment assumptions.

Related Risks

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An investment in the DCM/INNOVA Fund and/or the Lebenthal Ultra Short Tax-Free Income Fund (each a “Fund” and collectively the “Funds”) should not be considered a complete investment program. Whether a Fund is an appropriate investment for an investor will depend largely on his/her financial resources and individual investment goals and objectives. Investors who engage in short-term trading and/or other speculative strategies and styles will not find the Funds to be appropriate investment vehicles if they want to invest in a Fund for a short period of time.

Temporary Defensive Positions. As a temporary defensive measure in response to adverse market, economic, political, or other conditions or to meet liquidity, redemption, and short-term investing needs, a Fund may from time to time determine that market conditions warrant taking positions that are inconsistent with the Fund’s principal investment strategies. In such circumstances, the DCM/INNOVA Fund may invest in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the DCM/INNOVA Fund’s investment restrictions, shares of other investment companies. Under such circumstances, the DCM/INNOVA Fund may invest up to 100% of its assets in these investments. To the extent that the DCM/INNOVA Fund invests in other investment companies, shareholders of the DCM/INNOVA Fund would indirectly pay both the DCM/INNOVA Fund’s expenses and the expenses relating to those other investment companies with respect to the DCM/INNOVA Fund’s assets invested in such investment companies. Under normal circumstances however, the DCM/INNOVA Fund may also hold U.S. government securities, repurchase agreements, money market instruments, and/or shares of other investment companies for various reasons including to provide for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for the DCM/INNOVA Fund’s operating expenses. Similarly, the Lebenthal Fund may from time to time determine that market conditions warrant investing all of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds, and bank deposit accounts. To the extent a Fund is invested for temporary defensive purposes, it will not be pursuing and may not achieve its investment objective.

Additional Information. To the extent a Fund makes investments regulated by the Commodity Futures Trading Commission (the “CFTC”), the Fund intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”). The Advisor, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Advisor is not subject to registration or regulation as a commodity pool operator under the CEA. If a Fund is unable to comply with the requirements of Rule 4.5, the Advisor may be required to modify the Fund’s investment strategies or be subject to CFTC registration requirements, either of which may have an adverse effect on the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ SAI.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

DCM Advisors, LLC, 33 Whitehall Street, New York, NY 10004, is the investment advisor for the Funds. The Advisor serves in the capacity of investment advisor to each Fund pursuant to an investment advisory agreement with the Trust on behalf of the respective Fund. Subject to the authority of the Board, the Advisor provides guidance and policy direction in connection with its daily management of each Fund’s assets. The Advisor is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees.

The Advisor, organized as a Delaware limited liability company, is controlled by Dinosaur Group Holdings, LLC. The Advisor and its affiliates have experience in managing investments for clients, including individuals,

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corporations, non-taxable entities, and other business and private accounts, since October 2002. Although the Advisor has many years of experience advising clients, it had not previously managed a mutual fund prior to serving as investment advisor to the DCM/INNOVA Fund beginning in 2018. In addition to the Funds, the Advisor serves as investment advisor to another mutual fund.

Advisor Compensation. As full compensation for the investment advisory services provided to the DCM/INNOVA Fund, the Advisor receives monthly compensation based on the Fund’s average daily net assets at the annual rate of 0.75%.

As full compensation for the investment advisory services provided to the Lebenthal Fund, the Advisor receives monthly compensation based on the Lebenthal Fund’s average daily net assets at the annual rate of .42%.

Expense Limitation Agreements. The Advisor has entered into an Expense Limitation Agreement with the DCM/INNOVA Fund under which it has contractually agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Funds and assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, “acquired fund fees and expenses,” and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than 1.50% of the average daily net assets of the DCM/INNOVA Fund for the period ending July 31, 2024. The DCM/INNOVA Fund or the Advisor may terminate the Expense Limitation Agreements at the end of the then-current term upon not less than 90-days’ written notice as set forth in the Expense Limitation Agreement. For the DCM/INNOVA Fund’s fiscal year ended October 31, 2022, the Advisor earned fees in the amount of $207,249, before advisory fee waivers and/or expense reimbursements of $107,460. As a result of the Expense Limitation Agreement, the Advisor did not receive any Management Fees from the DCM/INNOVA Fund for the fiscal year ended October 31, 2022.

The Advisor has entered into an Expense Limitation Agreement with the Lebenthal Fund under which it has contractually agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Lebenthal Fund and assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, “acquired fund fees and expenses,” and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than 0.49% of the average daily net assets allocable to each Class of Shares of the Lebenthal Fund for the period ending July 31, 2024. The Lebenthal Fund or the Advisor may terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90-days’ written notice as set forth in the Expense Limitation Agreement. For the Lebenthal Fund’s fiscal period ending October 31, 2023, the Advisor earned fees in the amount of $40,340, before advisory fee waivers and/or expense reimbursements of $263,857. As a result of the Expense Limitation Agreement and voluntary fee waivers, the total investment advisory fee paid, as a percentage of average net assets, for the fiscal year ended October 31, 2022 was $14,032.

Disclosure Regarding Advisory Agreement Approval. A discussion regarding the basis for the Board’s approval of each Fund’s investment advisory agreement with the Advisor is available in the Fund’s Semi-Annual Report to Shareholders for the period ended April 30, 2022. A discussion regarding the basis for the Board’s most recent approval of each Fund’s investment advisory agreement with the Advisor will be available in the Fund’s Semi-Annual Report to Shareholders for the period ended April 30, 2023. You may obtain a copy of these Semi-Annual Reports (when available), free of charge, upon request to the applicable Fund.

PORTFOLIO MANAGEMENT

The DCM/INNOVA Fund is co-managed by Dr. Vijay Chopra and Marc Rappaport, who are primarily responsible for the day-to-day management of the DCM/INNOVA Fund’s portfolio. The Lebenthal Fund is co-

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managed by Robert Morgan and Marc Rappaport, who are primarily responsible for the day-to-day management of the Lebenthal Fund’s portfolio.

Dr. Vijay Chopra has served as co-portfolio manager of the DCM/INNOVA Fund since December 24, 2021, and served as its sole portfolio manager from November 16, 2018 to December 23, 2021. Dr. Chopra is Head of Quantitative Strategies at the Advisor where he has worked since September 1, 2017. Prior to joining the Advisor, Dr. Chopra managed equity strategies at Lebenthal Asset Management, Roosevelt Investments, Mesirow Financial and Bear Stearns Asset Management. He received a degree in electrical engineering from the Indian Institute of Technology. He also received his MBA and PhD in Finance from Vanderbilt University. He has over 25 years’ experience in the investment advisory business.

Robert Morgan has served as co-portfolio manager of the Lebenthal Fund since December 17, 2021. Mr. Morgan is Director of Fixed Income at the Advisor. Mr. Morgan joined the Advisor in November of 2021. Prior to joining the Advisor, Mr. Morgan served as an individual account portfolio manager at Cerity Partners where he managed tax-exempt and taxable fixed income clients.

Marc Rappaport has served as co-portfolio manager of the DCM/INNOVA Fund since December 24, 2021 and as co-portfolio manager of the Lebenthal Fund since December 17, 2021. Mr. Rappaport served as the Lebenthal Fund’s sole portfolio manager from October 1, 2021 to December 23, 2021. Mr. Rappaport is the Chief Executive Officer of the Advisor. Mr. Rappaport has been the Chief Executive Officer of the Advisor since May of 2019. Mr. Rappaport has experience in and knowledge of the financial industry in his role as CEO of the Advisor and his prior work experience with Alpine Woods Capital Investors, Pioneer Investments, and Prudential Global Investment Management. Mr. Rappaport also serves as Vice President of the Trust.

The Funds’ SAI provides additional information about Dr. Chopra, Mr. Morgan, and Mr. Rappaport’s, compensation, other accounts managed, and ownership of securities in each respective Fund.

BOARD OF TRUSTEES

Each Fund is a series of the Trust, an open-end management investment company which was organized as a Delaware statutory trust on April 23, 2004. The Trustees supervise the operations of the Funds according to applicable state and federal law, and are responsible for the overall management of the Funds’ business affairs.

ADMINISTRATOR AND TRANSFER AGENT

Ultimus Fund Solutions, LLC (the “Administrator” or the “Transfer Agent,” as appropriate), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Funds’ administrator, transfer agent and fund accounting agent. Management and administrative services of the Administrator include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating NAVs and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, and (v) processing shareholder account transactions and disbursing dividends and distributions.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (“Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the principal underwriter of the Funds’ shares and serves as the exclusive agent for the distribution of the Funds’ shares. The Distributor may sell the Funds’ shares to or through qualified securities dealers or other approved entities, including, without limitation, sub-distribution, fund supermarkets, wholesalers and other marketing and distribution outlets.

ADDITIONAL INFORMATION ON EXPENSES

Other Expenses. In addition to the fees payable under the Lebenthal Fund’s 12b-1 Distribution Plan and the investment advisory fees payable by each Fund, the each Fund pays all of its respective expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent registered public accounting firm and of its legal counsel; the costs of its administrator and transfer agent, the costs of printing

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and mailing to shareholders Annual and Semi-Annual Reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; registration and filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series. There are currently two series of the Trust.

INVESTING IN THE FUNDS

MINIMUM INVESTMENT

DCM/INNOVA FUND

The DCM/INNOVA Fund’s shares are sold and redeemed at NAV. Shares may be purchased directly through the DCM/INNOVA Fund or by any account managed by the Advisor, by any institutional investor or by any broker-dealer or other financial intermediary authorized to sell shares in the Fund. The minimum initial investment is $1,500 ($1,000 under an automatic investment plan) and the minimum additional investment is $100 ($50 under an automatic investment plan). The DCM/INNOVA Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.

LEBENTHAL FUND

Class A Shares. The minimum initial investment in Class A Shares of the Lebenthal Fund is $1,500 and the minimum additional investment is $50 The same minimums apply for those participating in an automatic investment plan. The Lebenthal Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.

Class I Shares. The minimum initial investment in Class I Shares of the Lebenthal Fund is $250,000 and there is not a minimum additional investment. The minimum initial investment requirement may be waived or reduced for clients of the Advisor and certain broker-dealers or other financial intermediaries that have entered into appropriate arrangements with the Lebenthal Fund, or otherwise by the Advisor in its sole discretion.

Choosing a Share Class. Through this Prospectus, the Lebenthal Fund is offering two classes of shares: Class A Shares and Class I Shares (each a “Class” and collectively the “Classes”). The two Classes of the Lebenthal Fund, which represent interests in the same portfolio of investments and have the same rights, differ primarily in sales charges and the expenses to which they are subject. The decision as to which Class of shares (Class A or Class I) is more beneficial to you depends on the amount of your investment and how you are purchasing shares of the Lebenthal Fund. In general, if you qualify to purchase the Class I Shares, you should purchase them rather than the Class A Shares because the Class A Shares will have higher expenses than the Class I Shares. This section describes the eligibility requirements and costs associated with investing in the two Classes.

Class A Shares. Class A Shares may be purchased directly through the Lebenthal Fund, by any account managed by the Advisor or by any broker-dealer or other financial intermediary authorized to sell shares of the Fund, including some organizations that may charge the Fund and/or the Advisor an asset based fee for services provided to such investors. The minimum initial investment for Class A Shares is $1,500 and Class A Shares are subject to an annual 12b-1 fee of up to 0.25% per annum of the Lebenthal Fund’s average daily net assets allocable to Class A Shares. Class A Shares are also subject to a front-end sales charge of 0.50% which is waived for purchases of $250,000 or greater. Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 0.25% will be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

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Class I Shares. Class I Shares may be purchased directly through the Lebenthal Fund, by any account managed by the Advisor or by any broker-dealer or other financial intermediary authorized to sell shares of the Lebenthal Fund. The minimum initial investment for Class I Shares is generally $250,000, which minimum may be waived for clients of the Advisor and certain broker-dealers or other financial intermediaries that have entered into appropriate arrangements with the Lebenthal Fund. Class I Shares are not subject to a 12b-1 fee and do not have a front-end sales charge.

Class I Shares are generally available for purchase only by the following:

●	Registered investment advisers investing on behalf of institutions and high net-worth individuals. This may also include registered investment advisers as well as financial intermediaries with clients enrolled in certain fee-based/advisory platforms where compensation for advisory services is derived exclusively from clients;

●	Where the advisers derive compensation or advisory services exclusively from clients;

●	High net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary;

●	Brokerage platforms of firms that have agreements with the Fund’s Distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class I shares in these programs may be required to pay a commission and/or other forms of compensation to the broker; or

●	To current and retired officers, trustees and employees of the Fund, the Advisor and its subsidiaries, trusts, pensions, profit-sharing or other retirement plans for the sole benefit of such persons and joint accounts with such person’s spouses or legal equivalents under applicable state law.

DISTRIBUTION OF SHARES

The Lebenthal Fund has adopted a Distribution Plan (the “Plan”) for its Class A Shares in accordance with Rule 12b-1 under the 1940 Act that allows it to pay for certain expenses related to the distribution of its shares (“12b-1 fees”), including, but not limited to, payments to securities dealers and other persons (including the Distributor and its affiliates) who are engaged in the sale of shares of the Lebenthal Fund and who may be advising investors regarding the purchase, sale or retention of the Lebenthal Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Lebenthal Fund shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% per annum of the Lebenthal Fund’s average daily net assets allocable to the Class A Shares. In the event the Plan is terminated by the Lebenthal Fund in accordance with its terms, the Lebenthal Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. Under the terms of the Plan and the Distribution Agreement with the Distributor, the Lebenthal Fund is authorized to make payments to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder support services with respect to the Lebenthal Fund’s Class A Shares. Because 12b-1 fees are paid out of the Lebenthal Fund’s assets on an ongoing basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

PURCHASE AND REDEMPTION PRICE

Determining the Fund’s Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of the applicable Fund’s NAV after an order is received in good form. An order is considered to be in “good form” if it includes all necessary information and documentation related to a purchase or redemption request and, if applicable, payment in full of the purchase amount. The NAV of each Class of shares

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of a Fund is calculated by dividing the value of the Fund’s total assets attributable to that Class, less liabilities (including Fund expenses, which are accrued daily) attributable to that Class, by the total number of outstanding shares of the Class. The NAV per share of each Fund’s class of shares is normally determined at the time regular trading closes on the NYSE, currently 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier. The Funds do not calculate NAV on business holidays when the NYSE is closed. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. To the extent that a Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAVs of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures adopted by the Trustees. In determining the value of a Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Each Fund normally uses third party pricing services to obtain market quotations. A Fund’s fixed-income securities are generally valued on the basis of prices provided by third party pricing services. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies adopted by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap or foreign stock or a bond, is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund’s NAV calculation; or (iv) an event occurs after the close of the exchange on which the security is principally traded that is likely to have changed the value of the security before the NAV is calculated (generally applicable to foreign securities). Pursuant to policies adopted by the Trustees, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing. The Funds’ policies regarding fair value pricing are intended to result in a calculation of each Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures and the fair value price may differ from the price at which the security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using the Funds’ normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Funds’ normal pricing procedures. The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Funds’ normal pricing procedures. To the extent a Fund invests in other open-end investment companies that are registered under the 1940 Act and are not listed on an exchange, the Fund’s NAV calculations are based upon the NAV reported by such registered investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

You may buy or sell shares of a Fund through a financial intermediary (such as a financial planner or advisor). To buy or sell shares at the NAV of any given day, your financial intermediary must receive your order before the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the Funds on time. Shareholders investing through a financial intermediary should look to the organization through which they invest for specific instructions on how to purchase and redeem shares. Such investors should consult with their financial intermediary regarding any commissions and other fees and expenses of the shares being purchased and whether other classes of shares of the Funds may be available on the financial intermediary’s platform. Your financial intermediary may charge additional transaction fees for its services and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds.

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Certain financial intermediaries have agreements with the Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the Funds by the time it prices its shares on the following business day. The Funds are not responsible for ensuring that a financial intermediary carries out its obligations. You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Funds.

SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION FOR THE LEBENTHAL FUND

The following section describes the various sales charges and other fees that you will pay if you purchase shares of the Lebenthal Fund. In addition, it describes the types of compensation paid to financial intermediaries for the sale of the Lebenthal Fund shares and related services. The Distributor reserves the right to change sales charges, commissions and finder’s fees at any time.

To obtain information regarding sales charges and the elimination or waiver of sales charges on Class A Shares of the Lebenthal Fund, see below, visit https://www.dcmadvisors.com/ or call 1-888-484-5766. You may contact your financial intermediary about the elimination or waiver of sales charges. You may also contact your financial intermediary about any commissions charged by them on your purchase of Class I Shares.

Class A Shares

The public offering price of Class A Shares of the Lebenthal Fund is the net asset value (NAV) per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The sales charge is allocated between your financial intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your financial intermediary. In those instances in which the entire amount is re-allowed, such financial intermediaries may be deemed to be underwriters under the Securities Act of 1933, as amended.

The table below shows the front-end sales charge you would pay at different levels of investment, the commission paid to financial intermediaries, any finder’s fees paid to financial intermediaries and any applicable CDSC. Purchases at certain dollar levels, known as “breakpoints,” allow for a waiver in the front-end sales charge.

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price*	Sales Charge as a % of your investment	Commission as a % Of Offering Price	CDSC
Less than $250,000	0.50%	0.50%	0.50%	None%
$250,000 or more	None	None	None	None**

*	The offering price of Class A Shares of the Lebenthal Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.

**	In the case of investments at or above the $250,000 breakpoint (where you do not pay an initial sales charge), a 0.25% CDSC may be assessed on shares redeemed within 12 months of purchase. The CDSC is used to reimburse the Distributor or Advisor for paying broker-dealers a sales commission up to a total of 0.25% of the purchase price of investment in connection with your purchase.

Waiver of Class A Sales Charges. If you qualify for a waiver of Class A sales charges, you must notify Customer Service at the Transfer Agent, your financial intermediary or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge waiver, you may need to provide your financial intermediary or the Fund’s transfer agent,

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at the time of purchase, with information regarding shares of the Lebenthal Fund held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Lebenthal Fund held in (i) all accounts (e.g., retirement accounts) with the Lebenthal Fund and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Lebenthal Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the waiver. See “Purchasing Class A Shares Without a Sales Charges”, “Waiver of Class A Sales Charges” below, and “Waiver of Class A Sales Charges” in the SAI for more information. Information regarding breakpoints is available free of charge by visiting https://www.dcmadvisors.com/.

Purchasing Class A Shares Without a Sales Charge

Investors may be able to eliminate front-end sales charges on Class A shares through one or more of these methods:

A Larger Investment. Purchases of $250,000 or more of Class A shares have no front-end sales charge. You can purchase $250,000 or more in Class A shares at one time.

Rights of Accumulation. To qualify for the no front-end sales charge on Class A shares that would apply to a larger purchase than you are currently making (as shown in the tables above), you and other family members living at the same address can add the value of any Class A shares in the Lebenthal Fund that you currently own or are currently purchasing to the value of your Class A purchase. In addition, you can add the current value of your Class A shares and your current investment in other series of the Trust to determine if you qualify for no front-end sales changes on Class A shares that would apply to a larger purchase than you are currently making.

Share Repurchase Privilege. If you redeem Lebenthal Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

Letter of Intent Discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $250,000 in Class A shares during a 13-month period, your sales charge is based on the total amount you intend to invest. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

However, even if you purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) may apply when you redeem your shares in certain circumstances (see “Contingent Deferred Sales Charges on Certain Redemptions of Class A Shares”).

Waiver of Class A Sales Charges

The following purchasers qualify for a waiver of front-end sales charges on Class A shares:

●	retirement plans. “Retirement Plans” include 401(a) plans, 401(k) plans, SIMPLE 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, non-qualified deferred compensation plans, employer sponsored benefit plans (including health savings accounts), defined benefit plans, and other similar employer sponsored retirement and benefit plans. “Retirement Plans” do not include individual retirement vehicles, such as traditional and Roth IRAs, Coverdell education savings accounts, individual 401(k) plans, individual 403(b)(7) custodial accounts, one-person Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

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●	investment advisory clients of the Advisor and the Advisor’s affiliates;

●	any life insurance company separate account registered as a unit investment trust;

●	directors, officers, full-time employees (and their spouses, children or immediate relatives) of companies that may be affiliated with the Advisor from time to time;

●	directors, officers, full-time employees and sales representatives and their employees of a broker-dealer that has a dealer/selling agreement with the Fund’s distributor;

●	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

●	financial institutions as shareholders of record on behalf of investment advisers or financial planners for their clients, and who charge a separate fee for their services.

Sales charges are waived on shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.

The SAI lists additional information regarding investors eligible for sales charge waivers.

Contingent Deferred Sales Charges on Certain Redemptions of Class A Shares

A CDSC of up to 0.25% for Class A shares of the Lebenthal Fund applies to purchases of $250,000 or more of Class A Shares if a “finder’s fee” is paid by the Lebenthal Fund’s distributor or Advisor to your financial advisor or intermediary and you redeem your shares within 12 months of purchase. The CDSC covers the finder’s fee paid to the selling dealer.

The CDSC does not apply:

● if you are eligible to purchase Class A shares without a sales charge for another reason; or

● if no finder’s fee was paid; or

● to shares acquired through reinvestment of dividends or capital gains distributions.

A shareholder may be subject to a CDSC if the shareholder did not pay an up-front sales charge and redeems Class A shares within 12 months of the date of purchase. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges-Class A Shares” for a list of situations where a CDSC is not charged. The CDSC of Class A shares for the Lebenthal Fund is described above.

Waiver of Contingent Deferred Sales Charges – Class A Shares

The CDSC for Class A shares of the Lebenthal Fund may be waived on:

● the redemption of Class A, shares purchased through reinvested dividends or distributions;

● Class A shares sold following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;

● mandatory withdrawals of Class A shares from traditional IRA accounts after age 70½ and for other required distributions from retirement accounts;

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If you qualify for a waiver of a CDSC, you must notify Customer Service at the Transfer Agent, your financial advisor or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. Your financial intermediary may not have the capability to waive such sales charges.

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries for the Lebenthal Fund

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Lebenthal Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges). For the variations applicable to shares offered through certain intermediary platforms, please see Appendix A – Financial Intermediary Sales Charge Variations. All variations described in Appendix A are applied by, and the responsibility of, the identified financial intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Lebenthal Fund shares and a shareholder transacting in Lebenthal Fund shares through an intermediary identified on Appendix A should read the terms and conditions of Appendix A carefully. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Lebenthal Fund or through another intermediary.

In all instances, it is the purchaser’s responsibility to notify the Lebenthal Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Lebenthal Fund shares directly from the Lebenthal Fund or through another intermediary to receive such waivers or discounts.

PURCHASING SHARES

You can make purchases directly from the Funds by mail, bank wire, or online at https://www.dcmadvisors.com/. The Funds have also authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Funds. Orders will be deemed to have been received by the Funds when an authorized broker, or broker authorized designee, receives the order, subject to the order being accepted by the Funds in good form. The orders will be priced at a Fund’s NAV next computed after the orders are received by the authorized broker, or broker authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Shares of each Fund are available for purchase from the Funds every day the NYSE is open for business, at the applicable NAV next calculated after receipt of a purchase order in proper form. In addition, orders will be deemed to have been received by the Funds when such authorized broker, or broker-authorized designee, accepts the purchase order. The Funds reserve the right to (i) refuse to accept any request to purchase shares of the Funds for any reason, or (ii) suspend its offering of shares at any time. Investors who purchase and redeem shares through a broker or other financial intermediary may be charged a fee by such broker or intermediary. The applicable Fund mails you confirmations of all purchases or redemptions of Fund shares if shares are purchased directly through the Fund. Certificates representing Fund shares are not issued.

Regular Mail Orders. To open a new account by mail:

● Complete and sign the account application.

● Enclose a check payable to the applicable Fund. For the Lebenthal Fund, please reference Class A or Class I to ensure proper crediting to your account.

● Mail the application and the check to the Transfer Agent at the following address:

U.S. Mail:	Overnight:
DCM Advisors Funds c/o Ultimus Fund Solutions, LLC	DCM Advisors Funds c/o Ultimus Fund Solutions, LLC
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P.O. Box 46707 Cincinnati, Ohio 45246-0707	225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction. The Funds do not accept third party checks, checks drawn on non-U.S. financial institutions, cash, drafts, money orders, cashier’s checks less than $10,000, traveler’s checks, credit card checks, “starter” checks or post-dated checks.

By sending your check to the Funds, please be aware that you are authorizing the Funds to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Funds receive your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Funds cannot post the transaction electronically, you authorize the Funds to present an image copy of your check for payment.

The application must contain your Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”). Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service (“IRS”) requirements regarding the SSN and TIN are met.

Bank Wire Purchases. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Funds at 1-888-484-5766 for wire instructions and to advise the Funds of the investment, dollar amount, and the account identification number. There is a fee of $15 dollars for all wire transfers. You may not use ACH transactions for your initial purchase of Fund’s shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed.

The Funds require advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing Fund shares. An order is considered received when the applicable Fund receives payment by wire in proper form as discussed above. Your financial institution may charge a fee for wiring funds.

Through Your Broker or Financial Institution. Shares of the Funds may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Funds and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Funds. Orders will be priced at the NAV next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. These organizations may be the shareholders of record of your shares. Such investors should consult with their financial intermediary regarding any commissions or other fees and expenses of the shares being purchased. The Funds are not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Additional Investments. Once an account is open, additional purchases of DCM/INNOVA Fund shares may be made at any time in minimum amounts of $100 and additional purchases of Class A shares of the Lebenthal Fund in minimum amounts of $50. There is no additional minimum investment for Class I shares of the Lebenthal Fund. Additional purchases may be made:

● By sending a check, made payable to the applicable Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by a Fund as a result of any check returned for insufficient funds;

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● By wire transfer of federal funds, as described above under “Opening an Account – By Wire Transfer.” Shareholders should call the Transfer Agent at 1-888-484-5766 before wiring funds; or

● Through your brokerage firm or other financial institution.

Purchases In Kind. The Advisor generally will not allow purchases in kind, but under exceptional circumstances the Advisor may allow the purchase of shares of a Fund with securities that are eligible for purchase by a Fund (consistent with the Funds’ investment restrictions, policies, and goals) and that have a value that is readily ascertainable in accordance with the Funds’ valuation policies. To ascertain whether your securities will qualify to be accepted as a purchase in kind for the Funds, please contact the Advisor at 1-888-484-5766. If accepted, the securities will be valued using the same criteria and methods for valuing securities to compute the applicable Fund’s NAV.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the applicable Fund will automatically charge the shareholder’s checking account for the amount specified ($50 minimum), which will be automatically invested in shares at the public offering price on or about the 15th day of the month (or the nearest business day prior to the 15th) and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Funds. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Stock Certificates. The Funds do not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund’s share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

● Name;

● Date of birth (for individuals);

● Residential or business street address (although post office boxes are still permitted for mailing); and

● Social security number, other taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The Funds will not be responsible for any loss incurred due to the Funds’ inability to verify your identity.

REDEEMING YOUR SHARES

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Shares of each Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at the NAV next determined after the Transfer Agent receives your redemption request in proper form as described below.

Regular Mail Redemptions. Regular mail redemption requests should be addressed to the applicable Fund:

U.S. Mail:	Overnight:
DCM Advisors Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	DCM Advisors Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Regular mail redemption requests should include the following:

(1)	Your letter of instruction specifying the Fund, account number and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)	Any required signature guarantees (see “Signature Guarantees” below); and

(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other entities.

Telephone, Bank Wire, and Online Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Funds having a value of $50,000 or less by telephone. You may also redeem shares by bank wire under certain limited conditions. The Funds will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing. If redeeming from an IRA account, you will be asked about tax withholding. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its Transfer Agent will be held liable if you are unable to place your trade due to high call volume.

To establish internet transaction privileges, you must enroll through the website. You automatically have the ability to establish internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. To purchase shares through the website, you must also have ACH instructions on your account. Redemption proceeds may be sent to you by check to the address or record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s website. Transactions through the website are subject to the same minimums and maximums as other transaction methods. Please call 1-888-484-5766 for assistance in establishing online access.

You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Fund and its service providers have established certain security procedures, the Fund, their distributor and their transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Fund nor their transfer agent, distributor nor Advisor will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

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The Funds may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 1-877-513-0756). The confirmation instructions must include the following:

(1)	Name of Fund;

(2)	Shareholder name and account number;

(3)	Number of shares or dollar amount to be redeemed;

(4)	Instructions for transmittal of redemption proceeds to the shareholder; and

(5)	Shareholder signature as it appears on application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days in which your financial institution is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See “Signature Guarantees” below.

Each Fund, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-888-484-5766. Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Funds. Telephone redemption privileges authorize the Funds to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Funds to be genuine. The Funds will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Funds will not be liable for any losses due to fraudulent or unauthorized instructions. The Funds will also not be liable for following telephone instructions reasonably believed to be genuine.

Receiving Payment. The length of time the Funds typically expects to pay redemption proceeds is the same regardless of whether the payment is made by check, wire or Automated Clearing House (“ACH”). The Funds typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer agent of a redemption request in proper form:

●	For payment by check, the Funds typically expects to mail the check within one (1) to three (3) business days; and

●	For payment by wire or ACH, the Fund typically expects to the process the payment within one (1) to three (3) business days.

Payment of redemption proceeds may take longer than the time the Funds typically expects and may take up to 7 days as permitted under the 1940 Act. Under unusual circumstances as permitted by the U.S. Securities and Exchange Commission (the “SEC”), the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days. Such delay may be reduced or avoided if the purchase is made by certified check or wire transfer. Your redemption will receive the next calculated NAV even if the payment is delayed due to a recent purchase.

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Systematic Withdrawal Plan. A shareholder who owns shares of a Fund valued at $1,500 or more at the current offering price may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”) to receive a monthly or quarterly check in a stated amount (not less than $50). Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Minimum Account Size. Each Fund reserves the right to redeem involuntarily any account having a NAV of less than $1,500 (due to redemptions or transfers, and not due to market action) upon 30-days’ prior written notice. If the shareholder brings his/her account NAV up to at least $1,500 during the notice period, the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax. Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

Other Redemption Information. Generally, all redemptions will be paid in cash. The Funds typically expects to satisfy redemption requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis and if the Advisor believes it is in the best interest of the Funds and its shareholders not to sell portfolio assets, the Funds may satisfy redemption requests by using short-term borrowing from the Funds’ custodian, if available. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the Funds reserve the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV. Redemption in kind proceeds will typically be made by delivering a pro-rata amount of the Fund’s holdings to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. If the Fund redeems your shares in kind, you will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you will pay taxes and brokerage charges associated with selling the securities. Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Signature Guarantees. To protect you and the Fund against fraud, certain requests require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You will need to have your signature guaranteed in certain situations, such as:

If the shares redeemed have a value of more than $50,000;

If you are changing a shareholder’s name of record;

If the payment of the proceeds of a redemption of any amount are to be sent to any person, address or bank account not on record;

If the redemption of any amount is to occur where the name(s) or the address on your account has changed within the previous 15 days; or

If you are transferring Fund shares to another account with a different registration (name/ownership) from yours.

The Funds will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in the Securities Transfer Agents Medallion Program (“STAMP”) sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. Members of the STAMP Medallion program are subject to dollar limitations which must be considered when requesting their guarantee. The Funds may reject any signature guaranteed transaction if it believes the transaction would otherwise be improper. The Funds and the Transfer Agent reserve the right to require signature guarantees on all redemptions. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of

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resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent at 1-888-484-5766.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined as of 4:00 p.m., Eastern Time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. In addition, orders will be deemed to have been received by the Funds when the authorized broker, or broker-authorized designee, receives the redemption order. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Miscellaneous. The Funds reserve the right to suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared. The Funds may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of each of the Fund’s shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Funds’ post office box, of purchase orders or redemption requests does not constitute receipt by the Funds.

Verification of Shareholder Transaction Statements

You must contact the Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Funds may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/ Insufficient Funds Policy

The Funds reserve the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. The Funds may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Funds may incur as a result of the canceled purchase.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions (“Frequent Trading”) of shares of a Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Funds’ portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for a Fund’s portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, the Funds could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Funds may face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries as sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions or changes in interest rates may create unfavorable market prices for fixed income securities. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of a Fund.

The Trustees have adopted a policy with respect to Frequent Trading that is intended to discourage such activity by shareholders of the Funds. The Funds do not accommodate Frequent Trading. The Funds, through their

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service providers, monitor shareholder trading activity to ensure compliance with the Funds’ policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. When monitoring shareholder purchases and redemptions, the Funds do not apply a quantitative definition to frequent trading. Instead, the Funds use a subjective approach that permits it to reject any purchase orders that it believes may be indicative of market timing or disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries. The Funds may also modify any terms or conditions of purchase of Fund shares or withdraw all or any part of the offering made by this Prospectus. The Funds’ policies and procedures to prevent market timing are applied uniformly to all shareholders. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Funds.

When financial intermediaries establish omnibus accounts in the Funds for its clients, the Funds may not be able to monitor the individual clients’ trading activity. The Funds review trading activity at the omnibus account level, and look for activity that may indicate potential Frequent Trading or market timing. If the Funds detect suspicious trading activity, the Funds will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest with the Funds through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Funds have taken steps to discourage Frequent Trading of the Funds’ shares, there is no guarantee that such trading will not occur.

OTHER IMPORTANT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary of the U.S. federal income tax consequences of investing in a Fund for U.S. taxpayers. Additional tax information appears in the Funds’ SAI. Shareholders should rely on their own tax advisors for advice about the federal, state, and local tax consequences to them of investing in a Fund.

DCM/INNOVA FUND

The DCM/INNOVA Fund has elected to be treated, and intends to qualify each taxable year, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the DCM/INNOVA Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would relief (if certain relief provisions were not available) in Fund-level taxation, and, consequently, a reduction in income available for distribution to shareholders. In addition, the DCM/INNOVA Fund may be subject to a federal 4% excise tax if fails to make sufficient distributions. We note, however, the DCM/INNOVA Fund intends to distribute its income and gains in such a way that it will not be subject to a federal 4% excise tax on certain undistributed amounts.

The DCM/INNOVA Fund’s failure to qualify as a RIC would result in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders. In order to qualify for taxation as a RIC, the DCM/INNOVA Fund must derive at least 90% of its gross income each taxable year from qualifying income and diversify its assets as described in more detail in the SAI. The DCM/INNOVA Fund will monitor its investments with the objective of maintaining its qualification as a RIC under the Code.

The DCM/INNOVA Fund will distribute most of its income and realized gains to its shareholders every year. The dividends and distributions that its shareholders will receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state, and local taxes, depending upon the individual shareholders’ tax situation. Income dividends paid by the DCM/INNOVA Fund derived from net investment income, if any, will generally be paid monthly or quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional DCM/INNOVA Fund shares. Absent instructions to

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pay distributions in cash, distributions will be reinvested automatically in additional DCM/INNOVA Fund shares. Although the DCM/INNOVA Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are received in cash or are reinvested in additional DCM/INNOVA Fund shares.

Distributions attributable to net investment income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held DCM/INNOVA Fund shares.

Distributions resulting from the sale of foreign currencies and foreign securities, to the extent of foreign exchange gains, are generally taxed as ordinary income or loss. If the DCM/INNOVA Fund pays non-refundable taxes to foreign governments during the year, these taxes will reduce the DCM/INNOVA Fund’s net investment income but still may be included in your taxable income. However, you may be able to claim an offsetting tax credit or itemized deduction on your return for your portion of foreign taxes paid by the DCM/INNOVA Fund.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the DCM/INNOVA Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of DCM/INNOVA Fund shares, but excluding any exempt-interest dividends received from the DCM/INNOVA Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

If you purchase shares of the DCM/INNOVA Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. This is known as “buying a dividend” and taxable investors should consult with their tax advisors regarding the tax consequences to them of “buying a dividend”. Distributions are taxable to you even if they are paid from income or gains earned by the DCM/INNOVA Fund before your investment (and thus were included in the price you paid for your Fund Shares). Any gain resulting from the sale or exchange of DCM/INNOVA Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

As with all mutual funds, the DCM/INNOVA Fund may be required to withhold U.S. federal income tax (presently at the rate of 24%) for all taxable distributions payable to shareholders who fail to provide the DCM/INNOVA Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Mutual fund companies are required to report cost basis information to the IRS on Form 1099-B, Proceeds from Broker and Barter Exchange Transactions (“Form 1099-B”) for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the DCM/INNOVA Fund’s default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Fund’s default method of Average Cost is more appropriate, the shareholder must contact the DCM/INNOVA Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades. All Covered Shares purchased in non-retirement accounts are subject to cost basis reporting legislation.

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The information above is only a general summary of the U.S. federal income tax consequences of investing in a Fund for U.S. taxpayers based on current statutes and regulations as well as current policies of each state, all of which may change possibly with retroactive effect. As such, investors should consult their advisers about state and local tax consequences of the investment in the DCM/INNOVA Fund.

LEBENTHAL FUND

The Lebenthal Fund has elected to be treated and intends to qualify each taxable year as a RIC. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund-level on income and gains from investments that are timely distributed to shareholders. However, the Lebenthal Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would relief (if certain relief provisions were not available) in Fund-level taxation, and, consequently, a reduction in income available for distribution to shareholders. In addition, the Lebenthal Fund may be subject to a federal 4% excise tax if fails to make sufficient distributions. We note, however, the Lebenthal Fund intends to distribute its income and gains in such a way that it will not be subject to a federal 4% excise tax on certain undistributed amounts.

The Lebenthal Fund’s failure to qualify as a RIC would result in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders. In order to qualify for taxation as a RIC, the Lebenthal Fund must derive at least 90% of its gross income each taxable year from qualifying income and diversify its assets as described in more detail in the SAI. The Lebenthal Fund will monitor its investments with the objective of maintaining its qualification as a RIC under the Code.

The Lebenthal Fund can earn income and realize capital gain. The Lebenthal Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Lebenthal Fund generally distributes net investment income, if any, on a monthly basis. The Fund will distribute net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

● Reinvest all distributions in additional Lebenthal Fund shares;

● Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

● Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

● Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

If, at the close of each quarter of its taxable year, at least 50% of the value of the Lebenthal Fund’s total assets consists of securities the interest on which is excluded from gross income under Code Section 103(a), the Lebenthal Fund will be eligible to designate distributions of interest derived from tax-exempt-interest securities as “exempt-interest dividends.” The Lebenthal Fund invests primarily in various types of municipal bonds, the interest on which is exempt from federal income tax. Distributions that are properly reported as exempt-interest dividends generally are not subject to federal income tax but may be subject to state and local taxes and, in certain instances, may result in liability for the federal alternative minimum tax, for individual shareholders. You should consult your tax advisor concerning your own tax situation.

Shareholders who receive social security or railroad retirement benefits should also consult their tax advisors to determine what effect, if any, an investment in any of the Funds may have on the federal taxation of their benefits. Exempt-interest dividends generally are included in income for purposes of determining the amount of benefits that are taxable.

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The Lebenthal Fund may invest a portion of its assets in securities that generate income subject to federal, state, or local taxes. Distributions attributable to net investment income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Lebenthal Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes. It is unlikely that dividends from the Lebenthal Fund will qualify to any significant extent for designation as qualified dividend income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of Lebenthal Fund shares, but excluding any exempt-interest dividends received from the Lebenthal Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

If you buy shares of the Lebenthal Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by the Lebenthal Fund before your investment (and thus were included in the price you paid for your Fund Shares). Any gain resulting from the sale or exchange of Lebenthal Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Lebenthal Fund’s investments in certain debt obligations, mortgage-backed and asset-backed securities, and derivative instruments may require the Lebenthal Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Lebenthal Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so.

If the Lebenthal Fund engages in transactions in futures contracts, short sales, swaps and other derivatives such transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Lebenthal Fund, defer losses to the Lebenthal Fund, cause adjustments in the holding periods of the Lebenthal Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Lebenthal Fund’s use of these types of transactions may result in the Lebenthal Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

As with all mutual funds, the Lebenthal Fund may be required to withhold U.S. federal income tax (presently at the rate of 24%) for all taxable distributions payable to shareholders who fail to provide the Lebenthal Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Mutual fund companies are required to report cost basis information to the IRS on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Lebenthal Fund’s default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Lebenthal Fund’s default method of Average Cost is more appropriate, the shareholder must contact the Lebenthal Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades. All Covered Shares purchased in non-retirement accounts are subject to cost basis reporting legislation.

The information above is only a general summary of the U.S. federal income tax consequences of investing in the Lebenthal Fund for U.S. taxpayers based on current statutes and regulations as well as current policies of

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each state, all of which may change possibly with retroactive effect. As such, investors should consult their advisers about state and local tax consequences of the investment in the Lebenthal Fund.

BENCHMARK DESCRIPTIONS

Each Fund compares its performance to standardized indices or other measures of investment performance. In particular, the DCM/INNOVA Fund compares its performance to the S&P 500 Total Return Index, which is generally considered to be representative of the performance of common stocks in the United States securities markets. Additionally, the DCM/INNOVA Fund compares its performance to the Dow Jones U.S. Select Dividend Total Return Index, which is representative of the performance of dividend-paying stocks in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals.

The Lebenthal Fund compares its performance to the Bloomberg 1 Year Municipal Bond Index, which is the one-year component of the Bloomberg Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa.

You cannot invest directly in an index.

FINANCIAL HIGHLIGHTS - DCM/INNOVA HIGH EQUITY INCOME INNOVATION FUND

The financial highlights table for the DCM/INNOVA Fund is presented below and is intended to help you understand the financial performance of the DCM/INNOVA Fund for the past five years. Certain information reflects financial results for a single DCM/INNOVA Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the DCM/INNOVA Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [AUDITOR] , an independent registered public accounting firm, whose report along with the Fund’s financial statements are included in the Annual Report to shareholders, which may be obtained at no charge by calling the Fund at 1-888-484-5766 or visiting the Funds’ website.

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Per share data for a share outstanding throughout each year:

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Net asset value, Beginning of Year	$ 14.15	$ 11.41	$ 11.69	$ 13.01	$ 14.25
Income from investment operations:
Net investment income (loss)	1.21	0.86	0.82	0.17	(0.11)
Net realized and unrealized gain (loss) on investments	(4.40)	2.71	(0.23)	0.16	0.35
Total from Investment Operations	(3.19)	3.57	0.59	0.33	0.24
Less Distributions:
Net investment income	(0.99)	(0.83)	(0.84)	—	—
Net realized gains	(0.08)	—	—	(1.65)	(1.48)
Return of capital	(0.01)	—	(0.03)	—	—
Total distributions	(1.08)	(0.83)	(0.87)	(1.65)	(1.48)
Net Asset Value, End of Year	$ 9.88	$ 14.15	$ 11.41	$ 11.69	$ 13.01
Total Return(a)	(23.57)%	31.81%	5.29%	3.21%	1.80%
Net Assets, End of Year (in thousands)	$ 9,832	$ 37,597	$ 8,214	$ 10,062	$ 25,251
Ratio of Gross Expenses to Average Net Assets	1.89%	2.35%	3.36%	3.15%	2.56%
Ratio of Net Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.70%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	8.96%	6.06%	6.81%	1.13%	(0.84)%
Portfolio Turnover Rate	572%	496%	435%	338%	142%

Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

FINANCIAL HIGHLIGHTS - LEBENTHAL ULTRA SHORT TAX-FREE INCOME FUND

The financial highlights table for the Lebenthal Fund is presented below and is intended to help you understand the financial performance of the Lebenthal Fund for the period of the Lebenthal Fund’s operations. Certain information reflects financial results for a single Lebenthal Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Lebenthal Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [AUDITOR] , an independent registered public accounting firm, whose report along with the Lebenthal Fund’s financial statements are included in the Annual Report to shareholders, which may be obtained at no charge by calling the Fund at 1-888-484-5766 or visiting the Funds’ website.

Lebenthal Ultra Short Tax-Free Income Fund - Class I Shares

Financial Highlights

For a share outstanding during each period.

For the
For the	For the	Period
Year Ended	Year Ended	Ended
October 31, 2022	October 31, 2021	October 31, 2020(a)
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Net Asset Value, Beginning of Period	$ 10.00	$ 10.01	$ 10.00
Income from investment operations:
Net investment income	0.06	0.01	0.04
Net realized and unrealized gain (loss) on investments	—	(0.01)	0.01
Total from Investment Operations	0.06	—	0.05
Less Distributions:
Net investment income	(0.06)	(0.01)	(0.04)
Total distributions	(0.06)	(0.01)	(0.04)
Net Asset Value, End of Period	$ 10.00	$ 10.00	$ 10.01
Total Return(b)	0.57%	(0.02)%	0.48%(c)
Net Assets, End of Period (in thousands)	$ 8,614	$ 9,640	$ 9,370
Ratio of Gross Expenses to Average Net Assets	2.96%	3.10%	2.87%(d)
Ratio of Net Expenses to Average Net Assets	0.22%	0.36%	0.43%(d)
Ratio of Net Investment Income to Average Net Assets	0.55%	0.08%	0.41%(d)

Portfolio Turnover Rate 59% 9% 88%(c)

For the period December 30, 2019 (commencement of operations) to October 31, 2020.

Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

Not annualized.

Annualized.

Lebenthal Ultra Short Tax-Free Income Fund - Class A Shares

Financial Highlights

For a share outstanding during the period.

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APPENDIX A – FINANCIAL INTERMEDIARY SALES CHARGE VARIATIONS

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
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Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in this prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be
•	automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
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ADDITIONAL INFORMATION

Additional information about the Funds is available in the Funds’ SAI, which is incorporated by reference into this Prospectus. Additional information about each Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. The Funds’ Annual Report includes a discussion of market conditions and investment strategies that significantly affected each Funds’ performance during its last fiscal year.

This Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of a Fund. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived. Each Fund enters into contractual arrangements with various parties, including, among others, the Advisor, who provide services to the Funds. Shareholders are not parties to, or third party beneficiaries of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders.

The Funds’ SAI and the Annual and Semi-Annual Reports are available free of charge on the Funds’ website listed below and upon request by contacting the Funds as follows:

By telephone:	1-888-484-5766

By mail:	DCM Advisors Funds
c/o Transfer Agency
P.O. Box 46707
Cincinnati, OH 45246-0707
By e-mail:	centaur@ultimusfundsolutions.com

On the Internet:	https://www.dcmadvisors.com/

To request for other information about the Funds or to make shareholder inquiries, please call the Funds free of charge at the telephone number listed above.

Only one copy of a Prospectus or an Annual or Semi-Annual Report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an Annual or Semi-Annual Report at any time by calling the Fund or by downloading at https://www.dcmadvisors.com/. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act file number 811-21606

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STATEMENT OF ADDITIONAL INFORMATION

DCM/INNOVA High Equity Income Innovation Fund
(Ticker Symbol: TILDX)

Lebenthal Ultra Short Tax-Free Income Fund

Class A Shares (Ticker Symbol: LEAAX)

Class I Shares (Ticker Symbol: LETAX)

Each a series of the

CENTAUR MUTUAL FUNDS TRUST

33 Whitehall Street

New York, NY 10004

Telephone 1-888-484-5766

July [__], 2023

Table of Contents

OTHER INVESTMENT POLICIES
INVESTMENT LIMITATIONS
PORTFOLIO TRANSACTIONS
NET ASSET VALUE
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
DESCRIPTION OF THE TRUST
ADDITIONAL INFORMATION CONCERNING TAXES
MANAGEMENT AND OTHER SERVICE PROVIDERS
DISTRIBUTION PLAN
GENERAL INFORMATION
SPECIAL SHAREHOLDER SERVICES
DISCLOSURE OF PORTFOLIO HOLDINGS
FINANCIAL STATEMENTS
APPENDIX A – DESCRIPTION OF RATINGS
APPENDIX B – PROXY VOTING POLICIES

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Prospectus, dated the same date as this SAI, for the DCM/INNOVA High Equity Income Innovation Fund (“DCM/INNOVA Fund”) and the Lebenthal Ultra Short Tax-Free Income Fund (“Lebenthal Fund”, together with the DCM/INNOVA Fund, each a “Fund” and collectively the “Funds”) and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of a Fund should be made solely upon the information contained herein. Copies of the Funds’ Prospectus and Annual Reports may be obtained at no charge by writing or calling the Funds at the address or phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

OTHER INVESTMENT POLICIES

The Centaur Mutual Funds Trust (the “Trust”) is an open-end management investment company registered with the U.S. Securities and Exchange Commission (“SEC”) and was organized on April 23, 2004, as a Delaware statutory trust. The DCM/INNOVA Fund and the Lebenthal Fund are each a separate, diversified series of the Trust. Prior to March 2, 2020, the DCM/INNOVA Fund was named the Centaur Total Return Fund, and prior to April 26, 2021, the DCM/INNOVA Fund was named DCM/INNOVA High Dividend Income Innovation Fund.

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS

Information contained in this SAI expands upon information contained in the Prospectus. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that a Fund’s investment program will be successful. Investors should carefully review the descriptions of each Fund’s investments and associated risks described in the Prospectus and this SAI. No investment in shares of a Fund should be made without first reading the Prospectus. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which a Fund may invest.

General Investment Risks. Prices of securities in which a Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject a Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all securities, which could also result in losses to a Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of all types of securities, including securities held by a Fund, can decline.

Market Risk. Market risk is the risk that the value of the securities in the Funds’ portfolios may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuation in interest rates, the quality of each Fund’s investments, economic conditions and general market conditions. Certain market events could increase volatility and exacerbate market risk, and could result in trading halts, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, terrorism, military action and epidemics, pandemics or other public health issues. Any of the foregoing market events can adversely affect the economies of one or more countries or the entire global economy, certain industries or individual issuers, and capital and security markets in ways that cannot necessarily be foreseen or quickly addressed.

As shown with the novel coronavirus disease (“COVID-19”), market events (including public health crises and concerns) can have a profound economic and business effect that results in cancellations and disruptions to supply chains and customer activity, disruption and displacement of one or more sectors or industries, closing of borders and imposition of travel restrictions and quarantines, general public concern and uncertainty and, in extreme cases, exchange trading halts due to rapidly falling prices. Additionally, the impact of COVID-19 has caused significant volatility and declines in global financial markets, including the U.S. financial markets. Further, COVID-19 has led to production cutbacks for many companies and coupled with changes in consumer spending fueled by government stimulus, created a supply/demand imbalance and resulted in higher prices and inflation, the result of which can affect a company’s financial condition and ability to manufacture and sell its products. The duration and lasting impact of the COVID-19 outbreak is unclear and may not be fully known for some time. Likewise, the Russian invasion of Ukraine in early 2022 has caused increased volatility in various financial markets. The conflict has resulted in economic sanctions against Russia from both government entities and corporations and banking entities. The extent of the effects this will have throughout the world is impossible to predict, but this military action has already resulted in supply chain disruptions and increased trading costs.

Market events such as these and other types of market events may cause significant declines in the values and liquidity of many securities and other instruments, and significant disruptions to global business activity and financial markets. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers both domestically and around the world, and can result in trading halts, any of

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which could have an adverse impact on the Funds. During periods of market volatility, security prices (including securities held by the Funds) could change drastically and rapidly and therefore adversely affect the Funds.

Repurchase Agreements. The DCM/INNOVA Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the DCM/INNOVA Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale generally will normally occur within one to seven days of the purchase.

Repurchase agreements are considered “loans” under the Investment Company Act of 1940, as amended (“1940 Act”), collateralized by the underlying security. The Trust’s Board of Trustees (each a “Trustee” and collectively, “Trustees” or “Board”) has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for any repurchase obligations. Additionally, DCM Advisors, LLC, the Funds’ investment advisor (“Advisor” or “DCM”), will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the DCM/INNOVA Fund will retain or attempt to dispose of the collateral. The DCM/INNOVA Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The DCM/INNOVA Fund will not enter into any repurchase agreement that would cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days.

Money Market Instruments. A Fund may invest in money market instruments which may include U.S. government securities or certain types of corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When a Fund acquires a Banker’s Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit is an unsecured, interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper is usually sold on a discounted basis rather than as an interest-bearing instrument and its maturities generally range from 2 to 270 days. A Fund will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), or Fitch Ratings, Inc. (“Fitch”) or, if not rated, is of equivalent quality in opinion of the Advisor. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by a Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof. The Advisor will monitor, on an ongoing basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by a Fund.

Funding Agreements. A Fund may invest in various types of funding agreements. A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less. An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

Investment Companies. A Fund may, from time to time, invest in securities of other investment companies, including, without limitation, money market funds and exchange traded funds (“ETFs”). Generally, under Section 12(d)(1) of the 1940 Act, a fund may not acquire shares of another investment company if, immediately after such acquisition, (i) a fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) a

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fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of a fund’s total assets would be invested in investment companies. Under certain conditions, a fund may invest in registered and unregistered money market funds in excess of these limitations. The Funds may rely upon any applicable statutory or regulatory exemption in investing in other investment companies. The Funds generally expect to rely on Rule 12d1-1 under the 1940 Act when purchasing shares of a money market fund. Under Rule 12d1-1, a Fund may generally invest without limitation in money market funds as long as the Fund pays no sales charge (“sales charge”), as defined in Rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in Rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund (“service fee”); or the Advisor waives its management fee in an amount necessary to offset any sales charge or service fee. The Funds generally expect to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds. Under Section 12(d)(1)(F), a Fund may generally acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock (the “3% Limitation”). To the extent the 3% Limitation applies to an investment a Fund wishes to make, the Fund may be prevented from allocating its investments in the manner that the Advisor considers optimal. Also, under the 1940 Act, to the extent that a Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of investment company shares held by a Fund in reliance on Section 12(d)(1)(F), then the Fund will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders for instructions regarding how to vote the proxy. Investments in other investment companies subject the Funds to additional operating and management fees and expenses. For example, investors in a Fund will indirectly bear fees and expenses charged by underlying investment companies in which the Fund invests, in addition to the direct fees and expenses of the Fund.

Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) allows funds to invest in other investment companies in excess of some of the limitations discussed above, subject to certain limitations and conditions. An acquiring fund relying on Rule 12d1-4 must enter into a fund of funds investment agreement with the acquired fund. Rule 12d1-4 outlines the requirements for fund of funds agreements and specifies certain reporting responsibilities of the acquiring fund’s adviser. The Funds expect to rely on Rule 12d1-4 to the extent the Advisor deems such reliance necessary or appropriate.

Exchange Traded Funds. A Fund may invest in one or more exchange traded funds (“ETFs or individually an “ETF”), which are typically investment companies registered under the 1940 Act that hold a portfolio of securities designed to track the performance of a particular index or market sector. Alternatively, ETFs may be actively managed pursuant to a particular investment strategy, similar to other non-index based investment companies. ETFs sell and redeem their shares at net asset value (“NAV”) in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market like ordinary stocks in lots of any size at any time during the trading day.

An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decrease, thereby affecting the value of the shares of an ETF. In addition, ETFs are subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s NAV and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact the NAV of the Fund; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; (iv) ETF shares may be delisted from the exchange on which they trade; or (v) activation of “circuit breakers” by the exchange (which are tied to large decreases in stock prices) may halt trading of the ETF’s shares temporarily. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.

Because ETFs bear various fees and expenses, a Fund will pay a proportionate share of these expenses, as well as transaction costs, such as brokerage commissions. As with traditional investment companies, ETFs charge asset-based

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fees, although these fees tend to be relatively low as compared to other types of mutual funds. ETFs do not charge initial sales loads or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

While the creation and redemption of creation units helps an ETF maintain a market value close to NAV, the market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that a Fund pay more than NAV for an ETF when making a purchase) or discount (creating the risk that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

As discussed above under the section entitled “Investment Companies”, the Fund is subject to certain limits on investments in other investment companies, including ETFs, but may exceed those limits in certain circumstances, including in reliance on Rule 12d1-4.

Leveraged and Inverse ETF Risk. The DCM/INNOVA Fund may invest in leveraged and inverse ETFs. Leveraged and inverse ETFs involve additional risks and considerations not present in traditional ETFs. Typically, shares of an index-based ETF are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called “short ETFs” or “bear ETFs”), shares are expected to increase in value as the value of the underlying benchmark decreases, similar to holding short positions in the underlying benchmark. Leveraged ETFs seek to deliver multiples (e.g., 2X or 3X) of the performance of the underlying benchmark, typically by using derivatives in an effort to amplify returns (or decline, in the case of inverse ETFs) of the underlying benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater.

Leveraged and inverse ETFs “reset” over short periods of time, meaning they are designed to deliver their stated returns only for the length of their reset periods (typically daily or monthly), and are not designed to deliver their returns intraday or over periods longer than the stated reset period. Because of the structure of these products, their rebalancing methodologies and the math of compounding, extended holdings beyond the reset period can lead to results very different from a simple doubling, tripling, or inverse of the benchmark’s average return over the same period of time. This difference in results can be magnified in volatile markets. Further, leveraged and inverse ETFs may have lower trading volumes or may be less tax efficient than traditional ETFs and may be subject to additional regulation. To the extent that leveraged or inverse ETFs invest in derivatives, investments in such ETFs will be subject to the risks of investments in derivatives. For these reasons, leveraged and inverse ETFs are typically considered to be riskier investments than traditional ETFs.

Municipal Securities. As discussed in the Funds’ Prospectus, the Lebenthal Fund will primarily invest in municipal securities. Municipal Securities are issued to obtain funds for a wide variety of reasons. For example, municipal securities may be issued to obtain funding for the construction of a wide range of public facilities such as: bridges; highways; roads; schools; waterworks and sewer systems; and other utilities.

Other public purposes for which Municipal Securities may be issued include: refunding outstanding obligations; obtaining funds for general operating expenses; and obtaining funds to lend to other public institutions and facilities.

In addition, certain debt obligations known as “Private Activity Bonds” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide: water, sewage and solid waste facilities; qualified residential rental projects; certain local electric, gas and other heating or cooling facilities; qualified hazardous waste facilities; high-speed intercity rail facilities; governmentally-owned airports, docks and wharves and mass transportation facilities; qualified mortgages; student loan and redevelopment bonds; and bonds used for certain organizations exempt from Federal income taxation.

Certain debt obligations known as “Industrial Development Bonds” under prior Federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide: privately operated housing facilities; sports facilities; industrial parks; convention or trade show facilities; airport, mass transit, port or parking facilities; air or water pollution control facilities; sewage or solid waste disposal facilities; and facilities for water supply.

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Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, however the size of such issues is limited under current and prior Federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under Federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

The two principal classifications of Municipal Securities consist of “general obligation” and “limited” (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

The Lebenthal Fund may also acquire “moral obligation” issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper.

Municipal bonds the Lebenthal Fund may purchase include, without limitation: Short-term tax-exempt General Obligations Notes; Tax Anticipation Notes; Bond Anticipation Notes; Revenue Anticipation Notes; Project Notes; and other forms of short-term tax-exempt loans.

Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the U.S. through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

There are variations in the quality of Municipal Securities, both within a particular classification and among classifications. Also, the yields on Municipal Securities depend upon a variety of factors, including: general money market conditions; coupon rate; the financial condition of the issuer; general conditions of the municipal bond market; the size of a particular offering; the maturity of the obligations; and the rating of the issue.

The ratings of Moody’s, S&P and Finch represent their opinions as to the quality of Municipal Securities. However, ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Lebenthal Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Lebenthal Fund. The Advisor will consider such an event in determining whether the Lebenthal Fund should continue to hold the obligations.

Municipal Securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.

Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

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Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. The Board is responsible for determining the credit quality of unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled.

Premium Securities. During a period of declining interest rates, many Municipal Securities in which the Lebenthal Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium.

Auction Rate Securities. The Lebenthal Fund may invest in auction rate securities. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. For more information on risks associated with municipal securities, see “Municipal Securities” above.

Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Over the last several years, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities investments. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for the Lebenthal Fund’s investments in auction rate securities at a time when the Lebenthal Fund wishes to dispose of such securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the closed-end fund on the securities in its portfolio and distributed to holders of the preferred securities. However, such designation may be made only if the closed-end fund treats preferred securities as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”).

The Lebenthal Fund’s investment in auction rate preferred securities of closed-end funds is subject to limitations on investments in other investment companies. The Lebenthal Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Lebenthal Fund.

Equity Securities. The DCM/INNOVA Fund may directly or indirect invest in equity securities. The equity portion of the DCM/INNOVA Fund’s portfolio will generally be comprised of common stocks traded on domestic or foreign securities exchanges or on the over-the-counter market. In addition to common stocks, the equity portion of the DCM/INNOVA Fund’s portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds. Prices of equity securities in which the DCM/INNOVA Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the DCM/INNOVA Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the DCM/INNOVA Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the DCM/INNOVA Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities, including securities held by the DCM/INNOVA Fund, will decline.

Companies With Unusual Valuations Based Upon Many Traditional Methods. The DCM/INNOVA Fund may directly or indirectly invest in securities of companies whose market prices grow and very quickly reflect unreasonable

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valuations by traditional valuation techniques. Many of these types of companies have a low level of revenue relative to their market capitalization, and many are not yet profitable.

Since the prices of the securities of these companies do not reflect the usual relationships between price and corporate revenues, income, or profits, investments in these securities are accompanied by a substantial risk of loss because of their volatility and speculative nature. Numerous factors may cause the prices of these securities to fall precipitously, which may cause the DCM/INNOVA Fund to sustain substantial losses on any investments in such companies. These factors include, but are not limited to, market participants evaluating these securities using more traditional valuation techniques, investors taking less interest in these securities, a general downturn in the market for these securities, or adverse changes in market participants’ expectations regarding the potential markets, revenues, income, or profitability for these types of companies.

Foreign Securities. The DCM/INNOVA Fund may invest directly or indirectly in foreign securities, such as foreign securities traded on United States (“U.S.”) national exchanges or over-the-counter domestic exchanges; foreign securities represented by American Depository Receipts (“ADRs”), as described below; and foreign securities traded on foreign exchanges. The DCM/INNOVA Fund may also invest in foreign currency-denominated fixed-income securities. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the DCM/INNOVA Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Foreign securities also involve currency risk, which is the risk that the value of a foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than would apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. There may be less governmental supervision of foreign securities markets, brokers, and issues of foreign securities than in the United States. Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the DCM/INNOVA Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income that the DCM/INNOVA Fund receives from its investments.

ADRs provide a method whereby the DCM/INNOVA Fund may invest in securities issued by companies whose principal business activities are outside the U.S.. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

U.S. Government Securities. A Fund may directly or indirectly invest in U.S. Government securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association (“GNMA”), as well as obligations of U.S. Government authorities, agencies, and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority. U.S. Government securities may also be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. Government will provide financial support to U.S.

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Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of a Fund’s shares.

Demand Features. The Lebenthal Fund may acquire securities that are subject to puts and standby commitments (“Demand Features”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Lebenthal Fund. The Demand Feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. The Lebenthal Fund expects that it will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. Demand Features provided by foreign banks involve certain risks associated with foreign investments.

Under a “stand-by commitment,” a dealer would agree to purchase, at the Lebenthal Fund’s option, specified securities at a specified price. The Lebenthal Fund will acquire these commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments may also be referred to as put options.

The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Lebenthal Fund to meet redemption requests and remain as fully invested as possible.

Real Estate Securities. Although the DCM/INNOVA Fund will not invest directly in real estate, the DCM/INNOVA Fund may directly or indirectly invest in securities of issuers primarily engaged in or related to the real estate industry. The DCM/INNOVA Fund may invest in real estate investment trusts (“REITs”) and real estate operating companies, as well as other types of real estate securities such as publicly traded common stock, preferred stock, limited partnerships (including real estate master limited partnerships), rights or warrants to purchase common stock or convertible securities of corporations engaged in real estate development or companies whose financial prospects are deemed by the Advisor to be real estate oriented and consistent with the DCM/INNOVA Fund’s investment objectives. A REIT is a pooled investment vehicle that is organized as a corporation or business trust which invests primarily in income producing real estate or real estate loans or interests. Therefore, an investment in REITs or other real estate securities is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REIT’s investments are concentrated geographically, by property type or in certain other respects, the REIT may be subject to certain of the foregoing risks to a greater extent. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

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Options. The DCM/INNOVA Fund may purchase and write put and call options on securities. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A put option is a contract which gives the purchaser of the option (in return for a premium paid) the right to sell, and the writer of the option (in return for a premium received) the obligation to buy, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period. In contrast, a call option is uncovered (or naked) when the writer of the call option does not simultaneously own the underlying security on which the call option is written (or does not own a security convertible into such security without additional consideration) during the entire option period. The risks associated with covered option transactions include the following: (i) the success of a hedging strategy may depend on the ability of the Advisor to predict movements in the prices of the individual securities, fluctuations in markets, and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in the market value of the securities held by the DCM/INNOVA Fund and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while the DCM/INNOVA Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. This is because if the DCM/INNOVA Fund’s underlying stock runs up past the option strike price the option holder may exercise the option to purchase the shares at the agreed upon price. The DCM/INNOVA Fund’s profits in this scenario will be limited to the difference between the purchase price and the strike price, plus the option premium received. The DCM/INNOVA Fund will not purchase put options when the aggregate premiums on outstanding put options exceed 10% of the Fund’s net assets at the time of purchase. Options trading is a highly specialized activity that entails greater than ordinary investment risks.

Writing Covered Call Options. The DCM/INNOVA Fund will normally write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the DCM/INNOVA Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the DCM/INNOVA Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the DCM/INNOVA Fund owns securities not subject to a call option, the DCM/INNOVA Fund, in writing covered call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that, in such circumstances, the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

The DCM/INNOVA Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a “closing purchase transaction.” The DCM/INNOVA Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the DCM/INNOVA Fund. When an underlying security is sold from the DCM/INNOVA Fund’s securities portfolio, the DCM/INNOVA Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. If the DCM/INNOVA Fund writes a put option, the DCM/INNOVA Fund will be required to “cover” it, for example, by depositing and maintaining in a segregated account with its custodian cash, U.S. government securities, or other liquid securities having a value equal to or greater than the exercise price of the option.

The DCM/INNOVA Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the

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option is exercised because of a decline in the price of the underlying security, but the amount paid by the DCM/INNOVA Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which the DCM/INNOVA Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. The DCM/INNOVA Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options. The DCM/INNOVA Fund may purchase call options to benefit from expected increases in the price of the underlying security, to close out a written call position or to protect against an increase in the price of a security it anticipates purchasing. The DCM/INNOVA Fund may purchase put options on securities to benefit from an anticipated decline in the price of the underlying security which it does not hold, to either partially or fully offset losses resulting from a possible decline in the value of a security which it does hold or to close out a written put position. The purchase of put options on securities the DCM/INNOVA Fund owns will enable the DCM/INNOVA Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the DCM/INNOVA Fund will continue to receive interest or dividend income on the security. The DCM/INNOVA Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought. If a put or call option purchased by the DCM/INNOVA Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the DCM/INNOVA Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when the DCM/INNOVA Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the DCM/INNOVA Fund may be unable to close out a position.

Securities Index Options. The DCM/INNOVA Fund may write puts, write (or sell) covered call options, and purchase put and call options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the DCM/INNOVA Fund’s securities or securities it intends to purchase or to benefit from the anticipated increase (e.g., in the case of a purchased call) or decline (e.g., in the case of a purchased put) of the securities index. The DCM/INNOVA Fund will only write call options that are “covered”. A call option on a securities index is considered covered, for example, if, so long as the DCM/INNOVA Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index or indexes upon which the options written by the DCM/INNOVA Fund are based. If the DCM/INNOVA Fund writes a put on a securities index, the DCM/INNOVA Fund will be considered to “cover” it, for example, by segregating with its custodian cash, U.S. government securities, or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed “index multiplier.”

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 Total Return Index or the NYSE Composite Index, or a narrower market index such as the S&P 100 Index. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

The DCM/INNOVA Fund’s use of securities index options is subject to certain risks. The DCM/INNOVA Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on securities indexes, depends on the degree to which price movements in the underlying index correlate with the price movements in the DCM/INNOVA Fund’s portfolio securities. Consequently, the DCM/INNOVA Fund will bear the risk that the prices of its portfolio securities being hedged will not move in the same amount as the prices of the DCM/INNOVA Fund’s put options on the securities indexes. It is also possible that there may be a negative correlation between the index and the DCM/INNOVA Fund’s portfolio securities that would result in a loss on both such portfolio securities and the options on securities indexes acquired by the DCM/INNOVA Fund.

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While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of the DCM/INNOVA Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the DCM/INNOVA Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the DCM/INNOVA Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the DCM/INNOVA Fund to greater risks.

The DCM/INNOVA Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the DCM/INNOVA Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Advisor will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the DCM/INNOVA Fund’s prediction of interest and currency rates, market value, volatility, or other economic factors is incorrect, the DCM/INNOVA Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

●	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

●	a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

●	differences between the derivatives, such as different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the DCM/INNOVA Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the DCM/INNOVA Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the DCM/INNOVA Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the DCM/INNOVA Fund’s investments precisely over time.

Before a futures contract or option is exercised or expires, the DCM/INNOVA Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the DCM/INNOVA Fund may close out a futures contract only on the exchange the contract was initially traded. Although the DCM/INNOVA Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the DCM/INNOVA Fund may not be able to close out its position. In an illiquid market, the DCM/INNOVA Fund may:

●	have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

●	have to purchase or sell the instrument underlying the contract;

●	not be able to hedge its investments; and

●	not be able to realize profits or limit its losses.
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Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

●	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives, or all derivatives, which sometimes occurs because of increased market volatility;

●	unusual or unforeseen circumstances may interrupt normal operations of an exchange;

●	the facilities of the exchange may not be adequate to handle current trading volume;

●	equipment failures, government intervention, insolvency of a brokerage firm or clearing house, or other occurrences may disrupt normal trading activity; or

●	investors may lose interest in a particular derivative or category of derivatives.

If the Advisor incorrectly predicts stock market and interest rate trends, the DCM/INNOVA Fund may lose money by investing in derivatives. For example, if the DCM/INNOVA Fund were to write a call option based on the Advisor’s expectation that the price of the underlying security would fall, but the price were to rise instead, the DCM/INNOVA Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the DCM/INNOVA Fund were to write a put option based on the Advisor’s expectation that the price of the underlying security would rise, but the price were to fall instead, the DCM/INNOVA Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The DCM/INNOVA Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:

●	actual and anticipated changes in interest rates;

●	fiscal and monetary policies; and

●	national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the DCM/INNOVA Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

The DCM/INNOVA Fund’s use of derivatives will be subject to new Rule 18f-4 under the 1940 Act (the “Derivatives Rule”). Under the Derivatives Rule, funds using a significant amount of derivatives are required to adopt and/or implement: (i) value at risk limitations in lieu of previous asset segregation requirements; (ii) a written derivatives risk management program; (iii) Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. The Derivatives Rule provides an exception for funds with derivative exposure not exceeding 10% of its net assets,

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excluding certain currency and interest rate hedging transactions. In addition, the Derivatives Rule provides special treatment for reverse repurchase agreements and similar financing transactions and unfunded commitment agreements. The requirements of the Derivatives Rule may limit the DCM/INNOVA Fund’s ability to engage in derivatives transactions as part of its investment strategy. In addition, the requirements of the Derivatives Rule may increase the costs of the DCM/INNOVA Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the Fund’s performance.

Inflation-Linked Debt Securities. The Lebenthal Fund may invest in inflation-linked debt securities. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. See also “Foreign Investments (including Foreign Currencies).” Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security and (ii) other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation-linked securities exist which use an inflation index other than the CPI.

Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount. For example, if the Lebenthal Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation of 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds exist which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.

While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonally adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

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Futures Contracts. The DCM/INNOVA Fund may directly or indirectly invest in futures contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”). No purchase price is paid or received when the contract is entered into. Instead, the DCM/INNOVA Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs. In addition, the DCM/INNOVA Fund will need to comply with Derivatives Rule concerning the use of derivatives.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the DCM/INNOVA Fund. These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The DCM/INNOVA Fund expects to earn interest income on its initial and variation margin deposits.

The DCM/INNOVA Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by the DCM/INNOVA Fund will usually be liquidated in this manner, the DCM/INNOVA Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the DCM/INNOVA Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect the DCM/INNOVA Fund’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the DCM/INNOVA Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, the DCM/INNOVA Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the DCM/INNOVA Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts. The DCM/INNOVA Fund may purchase exchange-traded and non-exchange traded call and put options on futures contracts and write exchange-traded and non-exchange traded call options on futures contracts. Certain of these put and call options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. Other such put and call options are not traded on exchanges but are traded in secondary markets. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option

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expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires.

To the extent the DCM/INNOVA Fund writes options on futures contracts, the DCM/INNOVA Fund will write only options on futures contracts that are “covered.” The DCM/INNOVA Fund will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the DCM/INNOVA Fund segregates with its custodian cash, U.S. government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). The DCM/INNOVA Fund will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the DCM/INNOVA Fund owns a security deliverable under the futures contract. The DCM/INNOVA Fund will be considered “covered” with respect to a call option it has written on a securities index future if the Fund owns, so long as the DCM/INNOVA Fund is obligated as the writer of the call, securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If the DCM/INNOVA Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the particular Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the DCM/INNOVA Fund. If the option is exercised, the DCM/INNOVA Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the DCM/INNOVA Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the DCM/INNOVA Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts is a means of hedging against a general decline in market prices. The purchase of a call option on a futures contract represents a means of hedging against a market advance when the DCM/INNOVA Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the DCM/INNOVA Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the DCM/INNOVA Fund’s securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the DCM/INNOVA Fund intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts can be volatile instruments and involve certain risks. If the Advisor applies a hedge at an inappropriate time or judge market movements incorrectly, options and futures strategies may lower the

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DCM/INNOVA Fund’s return. The DCM/INNOVA Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market. The DCM/INNOVA Fund will not engage in transactions in futures contracts and related options for speculation. In instances involving the purchase of futures contracts or the writing of covered put options thereon by the DCM/INNOVA Fund, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be deposited in a segregated account with the DCM/INNOVA Fund’s custodian, thereby ensuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of covered call options thereon by the DCM/INNOVA Fund, the securities underlying such futures contracts or covered options will at all times be maintained by the Fund or, in the case of index futures and related options, the DCM/INNOVA Fund will own securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract or covered option is based.

Bank Obligations. The Lebenthal Fund may invest in bank obligations. Bank obligations are obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of the banking industry.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

The Lebenthal Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Lebenthal Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Lebenthal Fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Bankers’ acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Lebenthal Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the Lebenthal Fund’s limitation on investments in illiquid securities.

Corporate Obligations. In addition to municipal securities, the Lebenthal Fund may invest in corporate obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower

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quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Forward Commitment & When-Issued Securities. A Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions, a Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, a Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although a Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, a Fund may sell such a security prior to the settlement date if the Advisor feels such action is appropriate. In such a case, the Fund could incur a short-term gain or loss.

Illiquid Investments. A Fund may not purchase or otherwise acquire any illiquid investment if, immediately after the acquisition, the value of illiquid investments held by the Fund would exceed 15% of its net assets. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Illiquid investments pose risks of potential delays in resale and uncertainly in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio investments and a Fund may be unable to dispose of illiquid investments promptly or at reasonable prices. Under the supervision of the Board, the Advisor determines the liquidity of the a Fund’s investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. If through a change in values, net assets, or other circumstances, a Fund was in a position where more than 15% of its net assets were invested in illiquid investments, it would seek to take appropriate steps to bring the Fund’s illiquid investments to or below 15% of its net assets per the requirements of Rule 22e-4 of the 1940 Act. Investment in illiquid investments poses risks of potential delays in resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

Lending of Portfolio Securities. In order to generate additional income, the DCM/INNOVA Fund may lend portfolio securities in an amount up to 33 1/3% of total DCM/INNOVA Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines established by the Board of Trustees. In determining whether the DCM/INNOVA Fund will lend securities, the Advisor will consider all relevant facts and circumstances. The DCM/INNOVA Fund may not lend securities to any company affiliated with the Advisor. Each loan of securities will be collateralized by cash, securities, or letters of credit. The DCM/INNOVA Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the DCM/INNOVA Fund cash or cash equivalent collateral, or provide to the DCM/INNOVA Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the DCM/INNOVA Fund any interest paid on the loaned securities, and the DCM/INNOVA Fund may invest the cash collateral to earn additional income. Alternatively, the DCM/INNOVA Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the DCM/INNOVA Fund may share with the borrower some of the income received on the collateral for the loan or the DCM/INNOVA Fund will be paid a premium for the loan. Loans are subject to termination at the option of the DCM/INNOVA Fund or the borrower at any time. The DCM/INNOVA Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. If the DCM/INNOVA Fund invests cash collateral from the borrower, there is the risk that such investment may result in a financial loss. In such an event, the DCM/INNOVA Fund would be required to repay the borrower out of the DCM/INNOVA Fund’s assets.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the Advisor normally intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the Advisor believes a material event affecting the loaned securities will occur or the Advisor otherwise believes it necessary to vote.

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The DCM/INNOVA Fund did not have any income from securities lending activity during the most recent fiscal year.

Sector Risk. A Fund may, at times, be more heavily invested in certain industries or sectors. Sector risk is the possibility that securities within the same group of industries or sectors will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries or in different sectors. Additionally, some sectors could be subject to greater government regulation than other sectors, which may impact the share price of companies in these sectors.

Energy Sector Risk. To the extent the DCM/INNOVA Fund invests in investments with underlying interests involving the energy industry, the investment will be subject to energy sector risks, such as fluctuations in energy prices, changes in investor and consumer preferences, changes in exchange rates, interest rates, government regulation, world events and economic conditions, risk of natural disasters, and potential exposure to sustainability and environmental concerns.

Economic and Regulatory Risks. Domestic and foreign governments and agencies thereof often adopt an active approach to managing economic conditions within a nation, which may have material effects on the securities markets within the nation. A government may pursue supportive policies that include, but are not limited to, lowering corporate and personal tax rates and launching simulative government spending programs designed to improve the national economy or sectors thereof. Agencies of a government, including central banks, may pursue supporting policies that include, but are not limited to, setting lower interest rate targets and buying and selling securities in the public markets. Governments and agencies thereof may also attempt to slow economic growth if the pace of economic growth is perceived to be too great and poses a long-term risk to the economy or a sector thereof. In each instance, the actions taken may be less successful than anticipated or may have unintended adverse consequences. Such a failure or investor perception that such efforts or support are failing could negatively affect securities markets generally, as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities, including securities held by the Funds.

In addition, governments and agencies thereof may enact additional regulation or engage in deregulation that negatively impacts the general securities markets or a sector thereof. Given the potential broad scope and sweeping nature of some regulatory actions, the potential impact a regulatory action may have on securities held by a Fund may be difficult to determine and may not be fully known for an extended period of time. Accordingly, regulatory actions changes could adversely affect the Funds.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the U.S. government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as certain foreign governments and central banks, took steps to support financial markets, including seeking to maintain interest rates at or near historically low levels and by purchasing large quantities of fixed income securities on the open market, such as securities issued or guaranteed by U.S. government, its agencies or instrumentalities, (“Quantitative Easing”). Similar steps were taken again in 2020 in an effort to support the economy during the COVID-19 pandemic. It is unclear how long these policies will last. In addition, this and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. When the Federal Reserve determines to “taper” or reduce Quantitative Easing and/or raise the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fixed income investments, including fixed income investments held by a Fund, which could cause the value of a Fund’s investments and share price to decline.

LIBOR Risk. The London Inter-Bank Offered Rate (“LIBOR”), which is used extensively in the U.S. and globally as a benchmark or reference rate for various commercial and financial contracts, is in the process of being discontinued. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. Ice Benchmark Administrator (“IBA”) has since clarified that the publication of LIBOR on a representative basis will cease for the one-week and two-month U.S. dollar LIBOR settings after December 31, 2021 and for the remaining U.S. dollar

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LIBOR setting after June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which will replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, other investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted. The transition process away from LIBOR could lead to increased volatility and illiquidity in markets for instruments whose terms currently rely on LIBOR. It could also lead to a reduction in the value of some LIBOR-linked investments and reduce the effectiveness of new hedges placed against existing LIBOR-linked investments. The transition away from LIBOR may also result in operational issues for a Fund and the Adviser, including the need of making regular fair valuation determinations. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments. Furthermore, the risks associated with the discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. All of the aforementioned may adversely affect a Fund’s performance and/or NAV.

Operational Risk. An investment in a Fund involves operational risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. Any of these failures or errors could result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While the Funds seek to minimize such events through controls and oversight, there is no guarantee that a Fund will not suffer losses due to operational risk.

Cybersecurity Risk. The Funds and their service providers may be subject to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause a Fund to lose or compromise confidential, proprietary or private personal information, suffer data corruption or lose operational capacity. Breaches in cybersecurity include, among other things, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential, proprietary or private personal information or various other operational disruptions. Successful cybersecurity breaches of a Fund and/or a Fund’s investment advisor, distributor, custodian, transfer agent, or other third-party service providers may adversely impact the Fund and its shareholders. For instance, a successful cybersecurity breach may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of proprietary or private personal shareholder information, impede trading, subject the Fund to regulatory fines or financial losses, and/or cause reputational damage. The Funds rely on third party service providers for many of their day-to-day operations, and are therefore subject to the risk that the protections and protocols implemented by those service providers will be ineffective in protecting the Funds from cybersecurity breaches. Similar types of cybersecurity risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investments in such companies to lose value. There is no guarantee a Fund will be successful in protecting against or responding to cybersecurity breaches.

Borrowing. To the extent permitted under the 1940 Act and other applicable law, a Fund may borrow money from banks in order to meet redemption requests or for extraordinary or emergency purposes. In the event that a Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets and returns to shareholders.

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Temporary Defensive Positions. A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, a Fund may hold up to 100% of its portfolio in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities). When a Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

INVESTMENT LIMITATIONS

Each Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A “majority” for this purpose, means, with respect to a Fund, the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

Fundamental Limitations. As a matter of fundamental policy, the DCM/INNOVA Fund may not:

(1)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions). For purposes of this limitation, short sales of securities and futures trades, forward contracts, or similar trades requiring margin deposits or other use of a margin account are not considered purchasing securities on margin.

(2)	Issue senior securities, except as permitted by the 1940 Act;

(3)	Borrow money, except to the extent permitted under the 1940 Act and other applicable law (including, without limitation, borrowing to meet redemptions). For purposes of this investment limitation, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(4)	Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(5)	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(6)	Make investments for the purpose of exercising control or management over a portfolio company;

(7)	Invest in securities of other registered investment companies, except as permitted under the 1940 Act;

(8)	Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this limitation, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan;

(9)	Purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

(10)	Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices; and

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(11)	Invest directly 25% or more of total assets in securities of issues in any particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), securities of state and municipal governments and investment in other investment companies are not considered to be issued by members of any industry. If, however, the Fund invests in an investment company that concentrates its investment in a particular industry, the Fund will consider such investment to be issued by a member of the industry in which such investment company invests. In addition, if the Fund invests in a revenue bond tied to a particular industry, the Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied.

As a matter of fundamental policy, the Lebenthal Fund may not:

(1)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions). For purposes of this limitation, short sales of securities and futures trades, forward contracts, or similar trades requiring margin deposits or other use of a margin account are not considered purchasing securities on margin.

(2)	Issue senior securities, except as permitted by the 1940 Act;

(3)	Borrow money, except to the extent permitted under the 1940 Act and other applicable law (including, without limitation, borrowing to meet redemptions). For purposes of this investment limitation, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(4)	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5)	Make investments for the purpose of exercising control or management over a portfolio company;

(6)	Invest in securities of other registered investment companies, except as permitted under the 1940 Act;

(7)	Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this limitation, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan;

(8)	Purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

(9)	Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices; and

(10)	Invest directly 25% or more of total assets in securities of issues in any particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), securities of state and municipal governments and investment in other investment companies are not considered to be issued by members of any industry. If, however, the Fund invests in an investment company that concentrates its investment in a particular industry, the Fund will consider such investment to be issued by a member of the industry in which such investment company invests. In addition, if the Fund invests in a revenue bond tied to a particular industry, the Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied.”

In addition, the Lebenthal Fund’s 80% investment policy as described in the Funds’ Prospectus is fundamental and may not be changed without a shareholder vote.

Non-Fundamental Limitation. The following investment limitations of the DCM/INNOVA Fund are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the DCM/INNOVA Fund will:

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(1)	Not invest in interests in oil, gas, or other mineral exploration or development programs, although the DCM/INNOVA Fund may invest in the common stock of companies which invest in or sponsor such programs.

With respect to the “fundamental” and “non-fundamental” investment limitations above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the limitation on borrowing under each Fund’s third fundamental investment restriction applies at all times. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Senior securities may include any obligation or instrument issued by a Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation, provided that the Fund does so in compliance with applicable SEC regulations and interpretations (including Rule 18f-4 under the 1940 Act).

The 1940 Act presently allows a Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund.

The annualized portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of a Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making investment decisions, and a Fund may engage in short-term trading to achieve their investment objectives. High rates of portfolio turnover could lower performance of a Fund due to increased transaction costs and may also result in realization of short-term capital gains taxed at ordinary income tax rates. During the fiscal years ended October 31, 2022, 2021, and 2020 the DCM/INNOVA Fund’s portfolio turnover rates were 572%, 496% and 435% respectively. During the fiscal years ended October 31, 2022 and 2021, the portfolio turnover rates of the Lebenthal Fund were 59%, 9% and 88% respectively. There was less turnover between years 2020 and 2021 because the Advisor did not need to adjust the portfolio because interest rates were less volatile than in 2022.

Purchases of money market instruments by a Fund are made from dealers, underwriters, and issuers. The Funds currently do not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, which may include a dealer mark-up, or otherwise involve transactions directly with the issuer of an instrument.

Normally, most of a Fund’s fixed-income portfolio transactions will be principal transactions executed in over-the-counter markets and will be executed on a “net” basis, which may include a dealer mark-up. With respect to securities

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traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

Each Fund may participate, if and when practicable, in bidding for the purchase of the Fund’s securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believe such practice to be otherwise in the Fund’s interest.

The Funds have adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with these policies and procedures, in executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may not be considered when determining the firms that are to execute brokerage transactions for the Fund.

Under Section 28(e) of the Securities Exchange Act of 1934, as amended and each Fund’s investment advisory agreement with the Advisor (the “Advisory Agreement”), the Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians and other providers. Research may be received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases. In some instances, research products or services received by the Advisor may also be used by the Advisor for functions that are not research related (i.e., not related to the making of investment decisions). Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds. The research and investment information services described above make available to the Advisor for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Advisor in connection with advisory clients other than the Funds and not all such services may be useful to the Advisor in connection with a Fund. Although such information may be a useful supplement to the Advisor’s own investment information in rendering services to the Funds, the value of such research and services is not expected to materially reduce the expenses of the Advisor in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Advisor by a Fund.

The Advisor may utilize a brokerage firm affiliated with the Trust or the Advisor if they believe they can obtain the best execution of transactions from such broker. A Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in, or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC. In addition, a Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, are members, except to the extent permitted by the SEC. Under certain circumstances, a Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for each Fund will be made independently from those for any other series of the Trust, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as a Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for another fund or other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be

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averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

For the fiscal years ended October 31, 2022, 2021 and 2020, the DCM/INNOVA Fund paid brokerage commissions of $184,309, $76,843, and $44,876, respectively. The increase in brokerage fees for fiscal years 2022 and 2021 was attributable to a substantial increase in exposure to equity securities and associated brokerage commissions. Also, in fiscal years ended 2022 and 2021, the DCM/INNOVA Fund had a portion of the equities involved in the dividend rotation strategy which has more velocity than traditional equity strategies and results in above average brokerage costs. The brokerage expenses for the DCM/INNOVA Fund increased in the fiscal year ended October 31, 2022 because the Fund experienced substantial redemption activity during the fiscal year, as a result of the volatile markets that prevailed in 2022.  The redemption activity resulted in an increase in liquidation of portfolio securities, which in turn increased brokerage costs. For the fiscal year ended October 31, 2022, the Lebenthal Fund did not pay any brokerage commissions.

NET ASSET VALUE

The net asset value per share of each Fund is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time, Monday through Friday, except when the NYSE closes earlier. A Fund’s net asset value is not calculated on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value of each class of a Fund’s shares will not be calculated.

The net asset value per share of each Fund is calculated by adding the value of the Fund’s securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares. “Assets belonging to” a Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular fund. Assets belonging to each Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number or the relative net asset values of all of the Trust’s series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Subject to the provisions of the Trust’s Agreement and Declaration of Trust (“Trust Instrument”), determinations by the Trustees as to the direct and allocable liabilities and the allocable portion of any general assets with respect to each Fund are conclusive.

The pricing and valuation of portfolio securities are determined in good faith in accordance with procedures adopted by the Trustees. Values are determined according to accepted accounting practices and all applicable laws and regulations. Using methods approved by the Trustees, the assets of each Fund are generally valued as follows:

●	Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

●	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.

●	Securities which are quoted by the National Association of Securities Dealers Automated quotations (NASDAQ) are valued at the NASDAQ Official Closing Price.

●	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

●	Futures contracts are generally valued at the last quoted sales price on the applicable valuation date.

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●	Fixed income and debt securities are normally valued on the basis of prices obtained from independent third-party pricing services approved by the Board, which prices are generally determined with consideration given to institutional bid and last sales prices and take into account securities prices, yield, maturity, call features, ratings, institutional sized trading groups of securities and development related to specific securities

●	Options are valued as follows: (1) exchange-listed options are valued at the last quoted sales price at the time of valuation. For purposes of determining the primary exchange the following applies: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for each portfolio option, unless the Advisor identifies a different primary exchange for the option; and (ii) if the option does not trade on the CBOE, the Advisor identifies the primary exchange for the option. (2) Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the time of valuation. (3) If an option is not traded on the valuation date, the option is priced at the mean of the last quoted bid and ask prices as of the time of valuation. (4) If an option is not traded on the valuation date and there is an ask price but no bid price, the option is priced at the mean of the last ask prices and $0.00 as of the time of valuation. (5) An option may be valued at fair value when (i) the option does not trade on the valuation date; and (ii) a reliable last quoted bid and ask prices are not available.

●	Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods adopted by the Trustees.

●	Open-end investment companies not listed on an exchange, including mutual funds and money market funds, are valued at the net asset value reported by such registered open-end investment companies.

One or more pricing services may be utilized to determine the value of securities held by a Fund. .

If securities in which a Fund invests are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shares of the Fund may not be purchased or sold.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reference is made to “Investing in the Funds” in the Prospectus for more information concerning how to purchase and redeem shares. The following information supplements the information regarding share repurchases and share redemptions in the Prospectus.

Pricing of Orders. Shares of the Funds are offered and sold on a continuous basis. The purchase price of shares of a Fund is the net asset value next determined after the order is received, subject to the order being accepted by the Fund in good form. Net asset value is normally determined at the time regular trading closes on the NYSE on days that the NYSE is open for regular trading (currently 4:00 p.m., Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under “Net Asset Value” below. The net asset value per share of a Fund is not calculated on holidays or weekends when the NYSE is closed. An order received prior to the time regular trading closes on the NYSE will be executed at the price computed on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price computed on the next business day.

Each Fund reserves the right in its sole discretion to: (i) suspend the offering of its shares; (ii) reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and (iii) reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

A Fund may suspend the right of redemption or postpone the date of payment for shares for more than seven days: (a) for any period during which the NYSE is closed for other than customary weekend and holiday closings or trading on the NYSE is restricted, as determined by rules of the SEC; (b) for any period during which an emergency exists (as determined by rules of the SEC) as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the Fund to determine the value of its assets and (c) for such other periods as may be permitted by an order of the SEC.

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The Lebenthal Fund.

Sales Charges – Class A Shares. The public offering price of Class A shares is equal to the Lebenthal Fund’s net asset value plus a sales charge as shown below. The Distributor receives the sales charge and may reallow it in an amount shown in the table below.

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION AS A % OF OFFERING PRICE
Less than $250,000	0.50%	0.50%	0.50%
$250,000 or more	None	None	None

Waiver of Class A Sales Charges

You may qualify for a waived Class A sales charge if you own or are purchasing shares of the Lebenthal Fund. To receive the waived sales charge, you must inform the Lebenthal Fund (if you purchase Fund shares directly from the Lebenthal Fund), your broker or other financial intermediary at the time of your purchase that you qualify for such a waiver. If you do not inform the Lebenthal Fund or your financial intermediary that you are eligible for a waived sales charge, you may not receive the waiver that you are entitled to. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

The sales charge applicable to Class A shares may be waived for shares sold to financial intermediaries who have entered into an agreement with the Lebenthal Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers. Certain waivers may be available to customers of certain financial intermediaries.

The sales charge applicable to Class A shares may be waived for the following purchases:

(1) shares sold to other registered investment companies affiliated with the Advisor;

(2) shares sold to:

(a) any pension, profit sharing, or other employee benefit plan for the employees of the Advisor, any of its affiliated companies, or investment advisory clients and their affiliates;

(b) 401(a) plans, 401(k) plans, SIMPLE 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, employer sponsored benefit plans (including health savings accounts), other similar employer-sponsored retirement and benefit plans. (Individual retirement vehicles, such as traditional and Roth IRAs, Coverdell education savings accounts, individual 401(k) plans, individual 403(b)(7) custodial accounts, one person Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts do not qualify for the waiver.)

(c) any life insurance company separate account registered as a unit investment trust;

(d) Trustees and retired Trustees of the Trust;

(e) directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren (“Immediate Relatives”)), and Immediate Relatives of deceased employees of any member of the Advisor, or any investment advisory clients of the Advisor and its affiliates;

(f) directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with the Advisor;

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(g) any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives of a broker-dealer having a dealer/selling agreement with the distributor;

(h) investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

(i) financial institutions as shareholders of record on behalf of investment advisers or financial planners for their clients, and who charge a separate fee for their services.

Elimination of Class A Sales Charges

Shareholders can eliminate Class A shares’ initial sales charge through one or more of the discounts described below:

● A Larger Investment. The sales charge is eliminated if you purchase $250,000 or more of Class A shares.

● Rights of Accumulation. You and members of your family who live at the same address can add the current value of your Class A investments in the Lebenthal Fund and investments in other funds in Centaur Mutual Funds Trust that you currently own or are currently purchasing to the value of your Class A purchase, possibly reaching the investment level necessary to eliminate the sales charge.

● No Sales Charge on a Repurchase. If you sell Lebenthal Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

● Letter of Intent Discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $250,000 in Class A shares of the Lebenthal Fund and your sales charge will be based on the total amount you intend to invest. You can also combine your purchase of Class A Shares in the Lebenthal Fund and shares of other funds in Centaur Mutual Funds Trust to fulfill your Letter of Intent. Your Letter of Intent is not a binding obligation to buy shares of the Lebenthal Fund; it is merely a statement of intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Class A Finder’s Fee and Corresponding CDSC

There are no front-end sales charges for purchases of Class A shares of the Lebenthal Fund of $250,000 or more. However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a contingent deferred sales charge (“CDSC”) if the investor redeems such Class A shares within 12 months of the date of purchase. With respect to such purchases, the Distributor or the Advisor may pay dealers a finders’ fee (as described below) on investments made in Class A shares with no initial sales charge. The CDSC covers the finder’s fee paid by the Distributor or the Advisor to the selling dealer. For the selling dealer to be eligible for the finders’ fee, the following requirements apply:

● The purchase can be made in any combination of the Funds of the Centaur Mutual Funds Trust. The amount of the finder’s fee will be determined based on the particular combination of the Funds purchased. The applicable finder’s fee will be determined on a pro rata basis to the purchase of each particular Fund.

● The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 12 months of purchase.

The CDSC will equal the amount of the finder’s fee paid out to the dealer as described in the chart below. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from the Lebenthal Fund. The Class A CDSC will not exceed the aggregate amount of the finder’s fee the Distributor or Advisor paid to

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the selling dealer on all purchases of Class A shares of the Lebenthal Fund an investor made that were subject to the Class A CDSC.

Amount of Finder’s Fee/Contingent Deferred Sales Charge

Amount of Purchase
$250,000 or more
0.25%

Share Certificates. The Funds do not issue share certificates. Evidence of ownership of shares is provided through entry in each Fund’s share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Other Information. If an investor realizes a gain on a redemption of a Fund’s shares, the reinvestment of the proceeds in that Fund will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment of the proceeds in that Fund may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

DESCRIPTION OF THE TRUST

The Trust, which is an unincorporated statutory trust organized under Delaware law on April 23, 2004, is an open-end investment management company. On October 30, 2013, the Trust’s name was changed from “Tilson Investment Trust” to “Centaur Mutual Funds Trust”, and the DCM/INNOVA Fund’s name was changed from “Tilson Dividend Fund” to “Centaur Total Return Fund”. On March 2, 2020, the DCM/INNOVA Fund’s name was changed from “Centaur Total Return Fund” to “DCM/INNOVA High Dividend Income Innovation Fund”, and on April 26, 2021 DCM/INNOVA Fund’s name was changed from the “DCM/INNOVA High Dividend Income Innovation Fund” to “DCM/INNOVA High Equity Income Innovation Fund”. The Trust Instrument authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust Instrument currently provides for the shares of three series: the DCM/INNOVA Fund, the Lebenthal Fund and the Copley Fund, each of which is managed by DCM Advisors, LLC of New York, New York. The DCM/INNOVA Fund currently has only one class of shares. The Lebenthal Fund currently has two classes of shares, Class A shares and Class I shares. Each class of shares of the Lebenthal Fund represents an interest in the Lebenthal Fund, has the same rights and is identical in all material respects, except that (1) the classes bear different (or no) levels of sales loads and different expenses; (2) certain class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, fees or expenses incurred by members of the Board (the Trustees) as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements (see below for additional information). The Copley Fund is offered under a separate prospectus and SAI. The number of shares of each series shall be unlimited. The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable. Subject to the Trust Instrument, determinations by the Trustees as to allocation of liabilities, and the allocable portion of any general assets, with respect a Fund and each Fund’s class of shares, are conclusive.

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Shareholders of all of the series of the Trust, including the Funds, will vote together and not separately on a series-by-series basis except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted a Rule 18f-3 Multi-Class Plan that contains the general characteristics of, and conditions under which the Trust may offer multiple classes of shares of each series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, Rule 18f-2 also provides that the ratification of the appointment of an independent registered public accounting firm for the Trust, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of holders can only be modified by a majority vote.

When used in the Prospectus or this SAI, a “majority” of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this SAI, shares of a Fund will be fully paid and non-assessable and have no preemptive or conversion rights.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. Subject to the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Qualification as a Regulated Investment Company

Each of the Funds, and any other series of the Trust, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund has qualified and intends to remain qualified as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to so qualify, a Fund must elect to be a RIC or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of a Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities, or currencies, and net income derived from an investment in a “qualified publicly traded partnership” as defined in section 851(h) of the Code (the “source-of-income” test). Any income derived by a Fund from a partnership (other than a “qualified publicly traded partnership”) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

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A Fund may not qualify as a RIC for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year (the “asset diversification test”). In general, at least 50% of the value of a Fund’s total assets must be represented by cash, cash items, government securities, securities of other RICs, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of a Fund’s total assets may be invested in the securities (other than government securities or the securities of other RICs) of any one issuer; the securities of two or more issuers (other than securities of another RIC) if the issuers are controlled by the Fund and they are, pursuant to Treasury Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more qualified publicly traded partnerships. Each Fund intends to satisfy all of the requirements of the source-of-income test and the asset diversification tests on an ongoing basis for continued qualification as a RIC.

If a Fund fails to meet the asset-diversification test with respect to a taxable quarter or the source of income test with respect to a taxable year, the Code provides several remedies, provided certain procedural requirements are met, which will allow the Fund to retain its status as a RIC. There is a remedy for failure to satisfy the asset diversification tests, which would require corrective action but no tax. In addition, the Code allows for the remedy of a failure of the source of income test, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded to RICs, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). Such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions may be eligible for (i) the dividends-received deduction (“DRD”) in the case of corporate shareholders or (ii) treatment as “qualified dividend income” in the case of noncorporate shareholders. Failure to qualify as a RIC would have a negative impact on the Fund’s income and performance. It is possible that a Fund will not qualify as a RIC in any given tax year.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income and net tax-exempt interest (if any) for each tax year. Distributions paid to you generally may be characterized as ordinary income. A portion of these distributions may qualify for the DRD when paid to certain corporate shareholders.

Under current tax law, qualifying corporate dividends are taxable at long-term capital gains tax rates. The long-term capital gains rate for individual taxpayers is currently at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels.

Taxable dividends paid by a Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a “DRD” for a portion of the dividends paid and designated by a Fund as qualifying for the DRD.

If a Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether the dividend was received in cash or reinvested in additional shares. All taxable dividends paid by a Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent a Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

RICs that receive qualified REIT dividend income may designate such amounts as Code section 199A dividends. Qualified REIT dividend income is the excess of qualified REIT dividends received by the RIC over the amount of the RIC’s deductions that are properly allocable to such income. If a Fund designates a dividend as a Code section 199A distribution, it may be treated by shareholders as a qualified REIT dividend that is taxed as ordinary income and for non-corporate taxpayers eligible for the 20% deduction for “qualified business income” under Code section 199A. Generally, only non-corporate shareholders who have held their shares for more than 45 days during the 91-day period beginning on the date which is 45 days prior to the ex-dividend date for such dividend are eligible for such treatment.

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RICs that receive business interest income may pass through its business interest income under Code section 163(j) as a “section 163(j) interest dividend.” A RIC’s total section 163(j) interest dividend amount for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. Treasury Regulations provide that a registered investment company shareholder that receives a section 163(j) interest dividend may treat the dividend as interest income for purposes of section 163(j), subject to holding period requirements and other limitations.

Shareholders who hold a Fund’s shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Each Fund will designate (1) any distribution that constitutes a qualified dividend as qualified dividend income; (2) any tax-exempt distribution as an exempt-interest dividend; (3) any distribution of long-term capital gains as a capital gain dividend; (4) any dividend eligible for the corporate dividends received deduction; (5) any distribution that is comprised of qualified REIT dividend income as a Code section 199A dividend; and (6) any distribution that constitutes excess Code section 163(j) interest income as a section 163(j) interest dividend as such in a written notice provided to shareholders after the close of the Fund’s taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

Each Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or reinvested in shares in shares of a Fund and no matter how long the shareholder has held the shares, even if they reduce the NAV of shares below the shareholder’s cost, and thus, in effect, result in a return of a part of the shareholder’s investment.

To the extent that a distribution from a Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution. However, if a Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. A RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). These capital loss carryforwards may be utilized in future years to offset net realized capital gains of a Fund, if any, prior to distributing such gains to shareholders.

Certain individuals, estates and trusts must pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and proceeds of sale in respect of securities like the shares, subject to certain exceptions. Prospective investors should consult with their own tax advisors regarding the effect, if any, of this surtax on their ownership and disposition of the shares.

Exempt-Interest Dividends

The Lebenthal Fund intends to qualify to pay exempt-interest dividends to their respective shareholders. In order to qualify to pay exempt-interest dividends, at least 50% of the value of the Lebenthal Fund’s total assets must consist of tax-exempt municipal bonds at the close of each quarter of the Lebenthal Fund’s taxable year. An exempt-interest dividend is that part of a dividend that is properly designated as an exempt-interest dividend and that consists of interest received by the Lebenthal Fund on such tax-exempt securities. Shareholders of the Lebenthal Fund will not incur any regular federal income tax on the amount of exempt-interest dividends received by them from the Lebenthal Fund, but an investment in the Lebenthal Fund may result in liability for federal and state alternative minimum taxation and may be subject to state and local taxes.

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Interest on indebtedness incurred or accrued by a shareholder, whether a corporation or an individual, to purchase or carry shares of the Lebenthal Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder from the Lebenthal Fund. Any loss incurred on the sale or redemption of the Lebenthal Fund’s shares held for six months or less may be disallowed to the extent of exempt-interest dividends received with respect to such shares.

Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by the Lebenthal Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend’s proportionate share of the Lebenthal Fund’s income consisting of such interest.

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority.

Excise Tax

A 4% nondeductible excise tax is imposed on RICs that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. Investors should note, however, that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid the imposition of any excise tax liability.

Sale, Exchange, or Repurchase of Shares

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

An exchange of shares is generally treated as a sale and any gain may be subject to tax. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) shares of the same Fund within 30 days before or after the sale, exchange or repurchase (a “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.

Shareholders should note that, upon the sale of shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gains dividends received with respect to the shares. Any capital loss arising from the sale, exchange or repurchase of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any tax year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

The repurchase or transfer of shares may result in a taxable gain or loss to a tendering shareholder. Different tax consequences may apply for tendering and non-tendering shareholder in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and may result in deemed distributions to non-tendering shareholder. On the other hand, shareholder holding shares as capital assets who tender all of their shares (including shares deemed owned by shareholders under constructive ownership rules) will be treated as having sold their shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the shares and the shareholder adjusted tax basis in the relevant shares. Such gain or loss generally will be a long-term capital gain or loss if the shareholder has held such shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

Backup Withholding

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Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 24%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

State and Local Taxes

Depending upon the extent of a Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Shareholders should rely on their own tax advisors for advice about the federal, state, and local tax consequences to them of investing in a Fund.

Foreign Taxes

Dividends paid by a Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals) (“Form W-8BEN”) or other applicable form, with the Fund’s certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Form W-8ECI, Certificate of Foreign Person’s Claim That Income Is Effectively Connected With the Conduct of a Trade or Business in the United States (“Form W-8ECI”) or other applicable form, with the Fund’s certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). A Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder. Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

Foreign Shareholders

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. shareholders (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts, and estates). Non-U.S. shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of a Fund including the likelihood that taxable distributions to them (including any deemed distributions with respect to a repurchase offer) would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate for eligible investors).

Dividends paid by a Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Form W-8BEN, or other applicable form, with a Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files a Form W-8ECI, or other applicable form, with a Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gains dividend to a non-U.S. shareholder.

Under sections 1471 through 1474 of the Code, known as “FATCA”, a Fund is required to withhold U.S. tax at a rate of 30% on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with the extensive new reporting and withholding requirements under FATCA designed to inform the U.S. Treasury of certain U.S. owned foreign assets and accounts. Shareholders may be requested to provide additional information to a Fund to enable it to determine whether FATCA withholding is required. A Fund will disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities, or other

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parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Cost Basis Reporting

Mutual funds are required to report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased and/or sold on or after January 1, 2012. In addition to the requirement to report the gross proceeds from the sale of Fund shares, a Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from available IRS accepted cost basis methods, the Funds will use a default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Each Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

MANAGEMENT AND OTHER SERVICE PROVIDERS

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Funds as well as the entities that provide services to the Funds.

Trustees and Officers

The Trustees are responsible for the management and supervision of the Funds. The Trustees set broad policies for the Funds and choose the Funds’ officers. The Trustees also approve all significant agreements between the Trust, on behalf of a Fund, and those companies that furnish services to a Fund; review performance of the Advisor and the Funds; and oversee activities of the Funds. Generally, each Trustee and officer serves an indefinite term or until certain circumstances occur, such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The following chart shows information for the Trustees, each of whom are not “interested persons” as defined in the 1940 Act (“Independent Trustees”), and each officer of the Trust. The address of each Trustee and officer, unless otherwise indicated, is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

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Name, Address, and Year of Birth	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
James H. Speed, Jr. (Born 1953)	Trustee and Chairman	Since 03/2009 (Chairman since 9/2012)	Retired, Private Investor	3	Independent Trustee of Hillman Capital Management Investment Trust for its one series, Brown Capital Management Funds for its four series, Starboard Investment Trust for its fourteen series, WST Investment Trust for its one series, and Chesapeake Investment Trust for its one series (all registered investment companies); Member of Board of Directors of M&F Bancorp (until 2019); Member of Board of Directors of Investors Title Company.
Thomas G. Douglass, (Born 1956)	Trustee	Since 09/2013	Principal, Douglass and Douglass, Attorneys	3	Independent Trustee of WST Investment Trust for its one series (a registered investment company).

OFFICERS
Marc Rappaport (Born 1963)	President (Principal Executive Officer) Vice President	Since 03/30/2023 09/2020 to 3/30/2023	CEO of DCM Advisors, LLC	n/a
Matthew J. Miller (Born 1976)	Vice President	Since 03/2023	Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present)..	n/a
Zachary P. Richmond (Born 1980)	Treasurer (Principal Financial Officer)	Since 5/2019	Vice President – Director of Financial Administration, Ultimus Fund Solutions, LLC since February 2019; Associate Vice President and Associate Director of Financial Administration, Ultimus Fund solutions, LLC (December 2015-February 2019).	n/a

Name, Address, and Year of Birth	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Paul F. Leone (Born 1963)	Secretary	Secretary since 9/2020	VP, Senior Legal Counsel; Ultimus Fund Solutions. Since 2020; Attorney, Leone Law Office P.C., August 2019 to August 2020; Senior Counsel, Empower Retirement, 2015-2019).	n/a	n/a
Martin R. Dean (Born 1963)	Chief Compliance Officer	Since 4/2022	President, Northern Lights Compliance Services	n/a	n/a

Board Leadership Structure. The Board is composed of two Independent Trustees. The Chairman of the Board, Mr. James H. Speed, Jr., is an Independent Trustee. The Chairman facilitates communication and coordination between the Board and Trust management and works closely with Trust counsel. The Board has established a Committee of Independent Trustees, the principal functions of which are: (i) to appoint, retain and oversee the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to select and nominate all persons to serve as Independent Trustees; (iv) to act as the Trust’s proxy voting committee under the Trust’s Proxy Voting and Disclosure Policy; and (v) to act as the Trust’s qualified

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legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act. In selecting and nominating persons to serve as Independent Trustees, the Committee will not consider nominees recommended by shareholders of the Trust.

Messrs. Speed and Douglass are the members of the Committee of Independent Trustees. The Committee of Independent Trustees met four times during the Trust’s last fiscal year.

With respect to risk oversight, the Board considers risk management issues as part of its general oversight responsibilities throughout the year. The Board holds at least four regular board meetings each year during which the Board receives risk management reports and/or assessments from Trust management, the Funds’ advisor, administrator, transfer agent and distributor, and receives annual and semi-annual reports from the Trust’s Chief Compliance Officer (“CCO”). When appropriate, the Board may hold special meetings or communicate directly with Trust management, the CCO, the Trust’s third party service providers, legal counsel or independent registered public accounting firm to address matters arising between regular board meetings or needing special attention. In addition, the Board has adopted policies and procedures for the Trust to help detect and prevent and, if necessary, correct violations of federal securities laws.

Risk Oversight. The operation of a mutual fund, including its investment activities, generally involves a variety of risks. As part of its oversight of the Funds, the Board oversees risk through various regular board and committee activities. The Board, directly or through its Committee of Independent Trustees, reviews reports from, among others, the Advisor, the Trust’s CCO, the Trust’s independent registered public accounting firm, and outside legal counsel, regarding risks faced by the Funds and the risk management programs of the Advisor, with respect to the Funds’ investment and trading activities, and certain service providers. The actual day-to-day risk management with respect to the Funds resides with the Advisor, for the Funds’ investment and trading activities, and other service providers to the Funds. Although the risk management policies of the Advisor and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Funds can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board or the Advisor or other service providers. The Independent Trustees meet separately with the Trust’s CCO at least annually, outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives an annual written report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the Trust’s CCO to address matters arising between regular meetings.

The Board also receives quarterly reports from the Advisor on the investments and securities trading of the Funds, including its investment performance, as well as reports regarding the valuation of the Funds’ securities. The Board also receives quarterly reports from the Funds’ administrator, transfer agent and distributor on regular quarterly items and, where appropriate and as needed, on specific issues. In addition, in its annual review of the Funds’ investment advisory agreements, the Board will review information provided by the Advisor relating to its operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds in the Trust and the effectiveness of the Board’s committee structure.

Trustee Qualifications. The Trust believes that each of the Trustees has the appropriate experience, qualifications, attributes, and skills (collectively “Trustee Attributes”) to continue to serve as a trustee to the Trust in light of the Trust’s business and structure. Among the Trustee Attributes common to each of the Trustees are their ability to evaluate, question and discuss information about the Funds, to interact with the other Trustees, Trust management, the Trust’s third party services providers, legal counsel, and independent registered public accounting firm, and exercise business judgment in the performance of their duties as Trustees.

In addition to the Trustee Attributes discussed above, each of the Trustees has additional Trustee Attributes including, among other things, the Trust Attributes indicated in the “Trustee and Executive Officers” table, above, and as follows:

James H. Speed, Jr. Mr. Speed has experience in and knowledge of the financial industry as an individual investor and in his role as a trustee on several other mutual fund boards. He also has business experience as a former President and CEO of an insurance company and as a former President of a company in the business of consulting and private

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investing. Further, Mr. Speed has served on the Board and the board of other mutual funds for a number of years and thus has gained substantial mutual fund board experience and insight as to the business and operations of a mutual fund, including the Trust.

Thomas G. Douglass. Mr. Douglass has experience in and knowledge of the financial industry as an individual investor. He is also an attorney with experience in dealing with trusts and has knowledge of securities laws from previously serving as an arbitrator for the National Association of Securities Dealers, which is now part of the Financial Industry Regulatory Authority, Inc. Further, Mr. Douglas has served on the Board and the board of another mutual fund for several years and thus has gained mutual fund board experience and insight as to the business and operations of a mutual fund.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial, business and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the specific qualifications, attributes and skills of the Trustees being disclosed pursuant to requirements of the SEC do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

The Board had four regular meetings and one special meeting during the fiscal year ended October 31, 2022. Messrs. Douglass and Speed attended all of those meetings.

Beneficial Equity Ownership Information. The following table shows the amount of the Funds’ equity securities beneficially owned by the Trustees and the aggregate value of all of the Trustee’s investments in equity securities of the Trust complex as of a valuation date of December 31, 2022. The values are stated using the following ranges:

A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the DCM/INNOVA Fund	Dollar Range of Equity Securities in the Lebenthal Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee in Family of Investment Companies
Independent Trustees
James H. Speed, Jr.	C	A	C
Thomas G. Douglass	A	A	A

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2022, the Independent Trustees and/or their immediate family members owned no securities of the Advisor, Ultimus Fund Distributors, LLC (the “Distributor”), or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an “interested person” of the Trust receives a fee of $2,000 each year plus $500 per series of the Trust per meeting. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following table presents the compensation for each Trustee for the fiscal year ending October 31, 2022:

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Name of Trustee	Aggregate Annual Compensation to the Independent Trustees From Each of the Fund(s)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees

Thomas G. Douglass	$6,000	None	None	$6,000
James H. Speed, Jr.	$6,000	None	None	$6,000

Code of Ethics. The Trust, Advisor, and Distributor each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, Advisor, and Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which securities may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

Proxy Voting Policies. The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Funds, subject to oversight of the Trustees. A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

No later than August 31 of each year, the Trust files Form N-PX with the SEC. Form NP-X states how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30. The Funds’ proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at 1-888-484-5766; and (ii) on the SEC’s website at http://www.sec.gov.

Principal Holders of Voting Securities. As of [___________], the Trustees and officers of the Trust and the Advisor, as a group, owned less than [1%] of the outstanding shares of the DCM/INNOVA Fund. As of [___________], the Trustees and officers of the Trust and the Advisor, as a group, owned approximately [25%] of the Class A shares and 100% of the Class I Shares of the Lebenthal Fund. As of [___________], the shareholder(s) listed below owned of record more than 5% of the outstanding shares of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Funds as of [___________].

DCM/INNOVA High Equity Income Innovation Fund:

Name and Address of Beneficial Owner	Percentage Ownership
[___]	[___]% %

Lebenthal Ultra Short Tax-Free Income Fund – Class A shares:

Name and Address of Beneficial Owner	Percentage Ownership
[___]	[____]%*

Lebenthal Ultra Short Tax-Free Income Fund – Class I shares:

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Name and Address of Beneficial Owner	Percent
[___]	[___]%

*	May be deemed to control the Lebenthal Fund through the beneficial ownership of more than 25% of the outstanding shares of the Lebenthal Fund.

A shareholder owning of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting than the vote of other shareholders.

Investment Advisor. DCM Advisors, LLC is the investment advisor for each Fund. Information about the Advisor, located at 33 Whitehall Street, New York, NY 10004, and its duties and compensation as Advisor, is contained in the Prospectus. The Advisor has served as investment advisor to the DCM/INNOVA Fund since November 16, 2018. The Advisor supervises the DCM/INNOVA Fund pursuant to an investment advisory agreement with the Trust on behalf of the DCM/INNOVA Fund dated March 7, 2019 (the “DCM/INNOVA Advisory Agreement). Prior to shareholder approval of the DCM/INNOVA Advisory Agreement on March 7, 2019, the Advisor served as investment advisor to the DCM/INNOVA Fund pursuant to an interim investment advisory agreement dated November 16, 2018 (the “DCM/INNOVA Interim Advisory Agreement”). The Advisor has served as investment advisor to the Lebenthal Fund since the Fund’s inception pursuant to an investment advisory agreement with the Trust on behalf of the Lebenthal Fund (the “Lebenthal Advisory Agreement and together with the DCM/INNOVA Advisory Agreement, each an “Advisory Agreement” and collectively, the “Advisory Agreements”).

The Advisor is controlled by Dinosaur Group Holdings, LLC. The Advisory Agreements are each effective for one-year and may be renewed for additional one-year periods only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are neither parties to the respective Advisory Agreement nor interested persons of any such party, or by vote of a majority of the respective Fund’s outstanding voting securities. Each Advisory Agreement is terminable without penalty on 60-days’ notice by the Trustees or by vote of a majority of the outstanding voting securities of the respective Fund or by the Advisor. Each Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

The Advisor manages each Fund’s investments in accordance with the stated policies of the respective Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions and provides each Fund with the portfolio manager who is authorized by the Trustees to execute purchases and sales of securities. Dr. Vijay Chopra and Marc Rappaport are responsible for the day-to-day management of the DCM/INNOVA Fund’s portfolio and Robert Morgan and Marc Rappaport are responsible for the day-to-day management of the Lebenthal Fund’s portfolio.

Under the Advisory Agreements, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of such Advisory Agreement, except: a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or a loss resulting from the Advisor’s reckless disregard of its duties and obligations under the Advisory Agreement.

For its services, the DCM/INNOVA Fund pays the Advisor an advisory fee equal to an annualized rate of 0.75% of the average daily net assets of the Fund, calculated as of the last business day of each month and paid within 15 days thereafter. In addition, the Advisor and the DCM/INNOVA Fund have entered into an expense limitation agreement (“DCM/INNOVA Expense Limitation Agreement”) under which the Advisor has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the DCM/INNOVA Fund and assume other expenses of the DCM/INNOVA Fund through the period ending July 31, 2024., if necessary, in an amount that limits “Total Annual Fund

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Operating Expenses” (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the DCM/INNOVA Fund’s business, dividend expenses on securities sold short, “acquired fund fees and expenses, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than 1.50% of the average daily net assets of the DCM/INNOVA Fund for any fiscal year. The DCM/INNOVA Fund or the Advisor may terminate the DCM/INNOVA Expense Limitation Agreement at the end of the then-current term upon not less than 90-days’ notice to the Trust as set forth in the DCM/INNOVA Expense Limitation Agreement.

For the DCM/INNOVA Fund fiscal year ended October 31, 2022, the Advisor earned fees in the amount of $207,249, before advisory fee waivers and/or expense reimbursements of $107,460. For the DCM/INNOVA Fund fiscal year ended October 31, 2021, the Advisor earned fees in the amount of $39,555, before advisory fee waivers and/or expense reimbursements of $132,528. For the DCM/INNOVA Fund fiscal year ended October 31, 2020, the Advisor earned fees in the amount of $66,430, before advisory fee waivers and/or expense reimbursements of $165,000. For the DCM/INNOVA Fund’s fiscal period ending October 31, 2022, the Advisor owed fees in the amount of $54,718.

For its services, the Lebenthal Fund pays the Advisor an advisory fee equal to an annualized rate of 0.42% of the average daily net assets of the Lebenthal Fund, calculated as of the last business day of each month and paid within 15 days thereafter. In addition, the Advisor and the Lebenthal Fund have entered into an expense limitation agreement (the “Lebenthal Expense Limitation Agreement”) under which the Advisor has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Lebenthal Fund and assume other expenses of the Lebenthal Fund through the period ending July 31, 2024. if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Lebenthal Fund’s business, dividend expenses on securities sold short, “acquired fund fees and expenses and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than 0.49% of the average daily net assets of the of the Class A and Class I Shares for any fiscal year. The Lebenthal Fund or the Advisor may terminate the Lebenthal Expense Limitation Agreement at the end of the then-current term upon not less than 90-days’ notice to the Trust as set forth in the Lebenthal Expense Limitation Agreement. For the Lebenthal Fund’s fiscal period ending October 31, 2022, the Advisor earned fees in the amount of $40,340, before contractual advisory fee waivers and/or expense reimbursements of $237,549. For the Lebenthal Fund’s fiscal period ending October 31, 2022, the Advisor owed fees in the amount of $33,289. For the Lebenthal Fund’s fiscal period ending October 31, 2021, the Advisor earned fees in the amount of $39,555, before advisory fee waivers and/or expense reimbursements of $132,528. For the Lebenthal Fund’s fiscal period ending October 31, 2020, the Advisor earned fees in the amount of $66,430, before advisory fee waivers and/or expense reimbursements of $165,000. In addition to the expense limitations previously noted, effective June 25, 2020, the Advisor has agreed to a voluntarily waiver of ten basis points (0.10%) of the Lebenthal Fund’s average daily net assets. Effective July 7, 2021, the Advisor has agreed to voluntarily waive an additional ten basis points (0.10%) of the Lebenthal Fun’s average daily net assets. Effective November 2, 2021, the Advisor has agreed to voluntarily waive an additional 5 basis points (0.05%) of the Lebenthal Fund’s average daily net assets. Effective January 12, 2022, the Advisor has agreed to voluntarily waive an additional three basis points (0.03%) of the Lebenthal Fund’s average daily net assets. The Advisor is not entitled to the reimbursement of any fees voluntarily waived or expenses reimbursed. During the fiscal year ended October 31, 2022, the Advisor voluntarily waived fees of $26,308 for the Lebenthal Fund.

Portfolio Managers

Compensation. Dr. Vijay Chopra is Head of Quantitative Strategies at the Advisor. Dr. Chopra is paid a base salary and is eligible for a discretionary bonus based on, among other things, the performance of the Advisor and the various strategies that Dr. Chopra manages. Mr. Marc Rappaport is the Chief Executive Officer of the Advisor. Mr. Rappaport is paid a base salary and is eligible for a discretionary bonus based on, among other things, the performance of the Advisor and the various strategies that Mr. Rappaport manages. Mr. Robert J. Morgan is Director of Fixed Income of the Advisor. Mr. Morgan is paid a base salary and is eligible for a discretionary bonus based on, among other things, the performance of the Advisor and the various strategies that Mr. Morgan manages.

Ownership of Fund Shares. The table below shows the amount of each Fund’s equity securities beneficially owned by Dr. Chopra ,Mr. Rappaport and Mr. Morgan as of October 31, 2022 stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

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Name of Portfolio Manager	Dollar Range of Equity Securities in the DCM/INNOVA Fund	Dollar Range of Equity Securities in the Lebenthal Fund
Dr. Vijay Chopra	A	A
Mr. Marc Rappaport Mr. Robert J. Morgan	F A	F A

Other Accounts. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of accounts, and total assets in, such other accounts as of October 31, 2021:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Dr. Vijay Chopra	1	$82,100,000	0	$0	6	$556,000
Total Accounts and Assets where advisory fee is based upon account performance	0	$0	0	$0	0	$0
Mr. Marc Rappaport	0	$0	0	$0	5	$0
Total Accounts and Assets where advisory fee is based upon account performance	0	$0	0	$0	0	$0
Mr. Robert J. Morgan	0	$0	28	$31,800,000	0	0
Total Accounts and Assets where advisory fee is based upon account performance	0	$0	0	$0	39	$0

Conflicts of Interests. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include other investment companies and separately managed accounts (the “Other Accounts”). The Other Accounts might have similar investment objectives as a Fund, track the same index a Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a Fund. While the portfolio managers’ management of Other Accounts may give rise to the following potential conflicts of interest, the Advisor does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Advisor believes that it has implemented policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades: A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of positions with a Fund, the portfolio manager knows the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts managed and to the possible detriment of a Fund. However, the Advisor has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities: The Advisor provides investment supervisory services for other investment products that have varying investment guidelines. For some of these investment strategies, the Advisor may be compensated based on the profitability of the account. These incentive compensation structures may create a conflict of interest for the Advisor with regard to other client accounts where the Advisor is paid based on a percentage of assets in that the Advisor may have an incentive to allocate the investment opportunities that it believes might be the most profitable to the client accounts where they might share in investment gains. The Advisor has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various

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investment strategies based on the firm’s investment strategy guidelines and individual client investment guidelines. When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.

Administrator, Fund Accountant and Transfer Agent. Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Funds pursuant to a Master Services Agreement (the “Fund Services Agreement”).

As Administrator, Ultimus assists in supervising all operations of the Funds (other than those performed by the Advisor under the Advisory Agreements). Ultimus has agreed to perform or arrange for the performance of the following services (under the Fund Services Agreement, Ultimus may delegate all or any part of its responsibilities thereunder):

●	prepares and assembles reports required to be sent to each Fund’s shareholders and arranges for the printing and dissemination of such reports;

●	assembles reports required to be filed with the SEC and files such completed reports with the SEC;

●	arranges for the dissemination to shareholders of each Fund’s proxy materials and oversees the tabulation of proxies;

●	files each Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;

●	assists and advises each Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and

●	makes such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Funds’ custodian, verifies and reconciles with the Funds’ custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.

As Transfer Agent, Ultimus performs the following services in connection with the Funds’ shareholders: maintains records for each of a Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Funds on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from each Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Fund Services Agreement. The fee payable to Ultimus is calculated daily and paid monthly based on the average daily net assets of each Fund, subject to a minimum fee per month. In addition, each Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies. Unless sooner terminated as provided therein, the Fund Services Agreement between the Trust and Ultimus is renewed automatically for successive one-year periods. Pursuant to the Fund Services Agreement, Ultimus received from the DCM/INNOVA Fund $97,701, $79,900 and $91,842. for Administration, Fund Accounting and Transfer Agent services for the fiscal years ended October 31, 2022, October 31, 2021, and October 31, 2020, respectively. Pursuant

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to the Fund Services Agreement, Ultimus received from the Lebenthal Fund $85,084 and $41,500 for the fiscal years ended October 31, 2022 and October 31, 2021, respectively, and $65,549 during the period December 30, 2019 to October 31, 2020 for Administration, Fund Accounting and Transfer Agent services.

Distributor. Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Funds, pursuant to a Distribution Agreement with the Trust on behalf of each Fund. The Distributor may sell shares of the Fund directly or to or through qualified securities dealers or other approved entities, including, without limitation, sub-distributors, fund supermarkets, wholesalers and other marketing and distribution outlets. The Distributor is obligated to sell shares of a Fund on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor is an affiliate of Ultimus. The Distributor is a broker-dealer registered with the SEC and a member in good standing of the Financial Industry Regulatory Authority (“FINRA”) and maintains, at its own expense, its qualification as a broker-dealer under all applicable federal or state laws in those states that a Fund shall from time to time offer its shares for sale, in order that state registrations may be maintained for the Funds. The Distribution Agreement may be terminated by either party upon 60 days’ prior written notice to the other party. The Distributor is paid $8,000 per Fund per annum by the Trust and/or the Trust’s investment advisor(s) for its services under the Distribution Agreement.

Custodian. U.S. N.A. (the “Custodian”), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Funds’ assets. The Custodian acts as the depository for the Funds, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at a Fund’s request, and maintains records in connection with its duties as Custodian. The Custodian is successor by assignment to MUFG Union Bank, N.A., which was the previous custodian for the Funds.

Independent Registered Public Accounting Firm. [AUDITOR] (“AUDITOR”), located at [AUDITOR ADDRESS], served as the independent registered public accounting firm for the Funds and audits the financial statements of the Funds and assists in the preparation of the Funds’ federal, state and excise tax returns for the year ending November 30, 2022. As a result of the acquisition of the investment management audit group at ]AUDITOR] by the audit firm [ACQUIRER] . on DATE, 2023,[AUDITOR] resigned as the independent registered public account firm for the Funds. The Board is currently in the process of selecting an independent registered public accounting firm to replace [AUDITOR].

Legal Counsel. Kilpatrick Townsend & Stockton LLP, 4208 Six Forks Road, Suite 1400, Raleigh, North Carolina 27609 serves as legal counsel to the Trust and the Funds.

Compliance Consulting Agreement. Under the terms of a Compliance Consulting Agreement with the Trust effective November 16, 2018, Ultimus provides an individual with the requisite background and familiarity with the Federal securities laws to serve as the Trust’s CCO and to administer the Trust’s compliance policies and procedures. For these services, the Trust pays Ultimus a base fee of $12,000 per Fund per annum. In addition, the Trust reimburse Ultimus for its reasonable out-of-pocket expenses relating to these compliance services.

DISTRIBUTION PLAN

The Lebenthal Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for its Class A Shares. See the section entitled “Investing in the Funds – Distribution of Shares” in the Prospectus. As required by Rule 12b-1, the Plan was approved by the Board and separately by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan. The Plan provides that the Trust’s Distributor or Treasurer shall provide to the Board, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes of such expenditures. The Board will take into account the expenditures for purposes of reviewing operation of the Plan and in connection with its annual consideration of the renewal of the Plan.

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Potential benefits of the Plan to the Lebenthal Fund include improved shareholder services and savings to the Lebenthal Fund in certain operating expenses. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for a fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.

Under the Plan, the Lebenthal Fund may annually expend up to 0.25% of its average daily net assets allocable to Class A Shares to pay for any activity primarily intended to result in the sale of those shares and the servicing of shareholder accounts, provided that the Board has approved the category of expenses for which payment is being made. Such expenditures paid as distribution fees to any person who sells shares may not exceed 0.25% for Class A Shares per annum of the Lebenthal Fund’s average daily net assets. Such expenditures may include, without limitation: (a) the printing and mailing of Lebenthal Fund Prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Lebenthal Fund; (c) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding the Lebenthal Fund investment objectives and policies and other information about the Lebenthal Fund, including the performance of the Lebenthal Fund; (d) training sales personnel regarding the Lebenthal Fund; and (e) financing any activity that the Distributor determines is primarily intended to result in the sale of Lebenthal Fund shares. The Lebenthal Fund does not participate in any joint distribution activities with other investment companies.

During the fiscal year ending October 31, 2022, the Lebenthal Fund accrued $487 and during the fiscal year ended October 31, 2021, the Lebenthal Fund accrued $86 in expenses under the 12b-1 Plan.

GENERAL INFORMATION

A Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution fees a Fund may pay to financial intermediaries pursuant to the Fund’s distribution plan, if any. Currently, the Lebenthal Fund has a distribution plan pursuant to Rule 12b-1 of the 1940 Act.

Other Payments by the Advisor

The Advisor and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with a Fund, its service providers or its respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to a Fund, the Distributor or shareholders of a Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about a Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

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The Advisor and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Advisor and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Advisor through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

Use of the Lebenthal name

The Lebenthal Fund’s use of the Lebenthal name is pursuant to a Trademark License Agreement between Lebenthal Partners, LLC and the Advisor. Neither the Trust, the Trustees, or the Advisor are affiliated with Lebenthal Partners, LLC.

SPECIAL SHAREHOLDER SERVICES

The Funds offer the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their accounts. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are normally not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking accounts. With shareholder authorization and bank approval, the relevant Fund will automatically charge the checking account for the amount specified ($50 minimum), which will be automatically invested in shares at the public offering price on the day of the month you specify. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares of a Fund with a value of $1,500 or more may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $50 per payment, by authorizing the relevant Fund to redeem the necessary number of shares periodically (monthly or for any months of your choice) in order to make the payments requested. Each Fund has the capacity to electronically deposit the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares

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Application, enclosed in the Prospectus, or available by calling the Funds. If the shareholder prefers to receive his/her systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Investing in the Fund – Redeeming Your Shares - Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles, and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by a Fund upon 60 days’ written notice or by a shareholder upon written notice to the applicable Fund. Applications and further details may be obtained by calling the Funds at 1-888-484-5766, or by writing to:

DCM Advisors Funds

c/o Transfer Agency

P.O. Box 46707

Cincinnati, OH 45246-0707

Purchases in Kind. A Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor, based upon the suitability of the securities accepted for inclusion as a long term investment of the respective Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in “Investing in the Funds – Purchase and Redemption Price” in the Prospectus.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net asset value at the beginning of such period. If a Fund redeems your shares in kind, you will bear the market risks associated with maintaining or selling the securities paid as redemption proceeds. In addition, when you sell the securities, you will pay taxes and brokerage charges associated with selling the securities.

Transfer of Registration. To transfer shares to another owner, send a written request to the applicable Fund at the address shown herein. Your request should include the following: (1) the Fund’s name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

Employees and Affiliates of the Fund. Each Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing their shareholders. In keeping with this purpose, a Fund may accept accounts with less than the minimum investment from Trustees, officers and employees of the Funds and the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or members of their immediate family. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment requirements if such shareholders consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy), and other Fund literature.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the Funds and their shareholders and to address possible conflicts of interest. Under the Trust’s policy, the Trust and the Advisor generally will not disclose a Fund’s portfolio holdings to any third party unless such information has been made generally available to the public. The policy provides that the Trust and Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

Each Fund will make available to the public a complete schedule of the Fund’s portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Funds’ fiscal quarter end and will remain available until the posting of the next fiscal quarter’s portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Funds at 1-888-484-5766. The Funds will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR, Form N-PORT or Form N-Q, as applicable. The Funds’ Form N-CSR, Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

A Fund and/or the Advisor may, from time to time, provide additional portfolio holdings information in the form of quarterly management letters (“Quarterly Letters”) which will typically include additional portfolio holdings information, including disclosure of certain of the Fund’s portfolio holdings as of the end of the calendar quarter. The Funds will generally make the Quarterly Letters available to the public on the Funds’ website at https://www.dcmadvisors.com/ within thirty (30) days after the close of any calendar quarter for which a Quarterly Letter is prepared and such information will remain available until the earlier of the date the next Quarterly Letter is posted or the end of the next calendar quarter. To reach the Quarterly Letters, when available, use the link “Reports” located on the Funds’ home page. A Fund and/or the Advisor may also send the Quarterly Letters to shareholders of a particular Fund and to mutual fund analysts; provided that a Quarterly Letter will not be sent to a Fund’s shareholders or analysts until one day after such letter has been publicly disclosed on the Funds’ website.

A Fund and/or the Advisor may also, from time to time, hold conference calls for shareholders, potential investors, and other interested parties where the Advisor expresses views and statements on the Fund’s portfolio securities, such as portfolio commentary or statistical information that may include the disclosure of additional portfolio holdings information. Information regarding the date and time of any conference call will be provided at least one week in advance by notice in a Quarterly Letter and/or by posting the information separately on the Funds’ website at https://www.dcmadvisors.com/. Following any conference call that includes the disclosure of additional portfolio holdings information, a list of the holdings discussed will be made available on the Funds’ website at https://www.dcmadvisors.com/. This information will remain available until new information for a subsequent conference call is posted.

The officers of the Funds and/or the Advisor may share non-public portfolio holdings information with the Funds’ and Advisor’ service providers, such as the Funds’ fund accountant and administrator, transfer agent, distributor, custodian, independent registered public accounting firm, Glass Lewis (proxy voting services), and legal counsel as identified in the Funds’ Prospectus and SAI; Fairview Investment Services, a compliance administrator providing compliance support to the Advisor and FilePoint EDGAR Services, Blu Giant, LLC, a financial edgarizing, typesetting and printing firm, N-PORT and N-CEN vendors, pricing and liquidity vendors and consultants, financial typesetters and printers the Funds may engage for, among other things, the EDGARizing, typesetting, printing and/or distribution of regulatory and compliance documents. The Funds and/or Advisor may also provide non-public portfolio holdings

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information to appropriate regulatory agencies as required by applicable laws and regulations. The Funds’ service providers receiving such non-public information are subject to confidentiality obligations.

The Funds currently do not provide non-public portfolio holdings information to any other third parties. In the future, a Fund may elect to disclose such information to other third parties if the officers of the Fund and/or Advisor determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving a Fund’s portfolio holdings information.

The Funds’ policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Advisor and Administrator are required to report to the Trustees any known disclosure of a Fund’s portfolio holdings to unauthorized third parties. The Funds have not (and do not intend to) enter into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Funds and their respective shareholders from providing such information, which include the publication of Fund ratings and rankings.

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the year ended October 31, 2022, including the financial highlights appearing in the Prospectus, are incorporated by reference and made a part of this document. You may request a copy of each Fund’s Annual or Semi-Annual Reports to shareholders, when available, at no charge by calling the Funds at 1-888-484-5766.

APPENDIX A – DESCRIPTION OF RATINGS

The Funds may acquire fixed income or debt securities as described in the Prospectus and this SAI. The Funds are not restricted with respect to yield, maturity, or credit quality of any fixed income or debt securities, so that the Funds may purchase fixed income or debt securities that are of high quality “investment grade” (“Investment-Grade Debt Securities”) or of lower quality with significant risk characteristics (e.g., “junk bonds”). The various ratings used by nationally recognized statistical rating organizations (each an “NRSRO”) are described below.

A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which a Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

S&P® GLOBAL RATINGS. The following summarizes the highest four ratings used by S&P® Global Ratings (“S&P”), a division of S&P Global, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

AAA – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

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A – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

Obligations rated “BB”, “B”, “CCC”, “CC” “C” and “D” are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions. An obligation rated “D” is in default or in breach of an imputed promise.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

A short-term obligation rated “A-1” is rated in the highest category by S&P and indicates that the obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong. A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

The rating SP-1 is the highest rating assigned by S&P to short term municipal notes and indicates a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTORS SERVICE, INC. Ratings assigned on Moody’s Investors Service, Inc. (“Moody’s”) global long-term and short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The highest four ratings are deemed to be Investment-Grade Debt Securities by the Advisor:

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in,

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or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Short-Term Ratings

Short-term ratings are assigned to obligations with an original maturity of thirteen months, or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following short-term ratings:

P-1 – Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2 – Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3 – Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

MIG Ratings - Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG 1 –This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 –This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 –This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG –This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG Ratings – For variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to

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meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. Please see our methodology that discusses obligations with conditional liquidity support.

For VRDOs, Moody’s typically assign a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

Industrial development bonds in the U.S. where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG 1 –This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2 –This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3 –This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG –This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch Ratings, Inc. (“Fitch”):

National Long-Term Credit Ratings

AAA – “AAA” National Ratings denote the highest rating assigned by Fitch in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country or monetary union.

AA – “AA” National Ratings denote expectations of a very low level of default risk relative to other issuers or obligations in the same country or monetary union. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A – “A” National Ratings denote expectations of a low level of default risk relative to other issuers or obligations in the same country or monetary union.

BBB – “BBB” National Ratings denote a moderate level of default risk relative to other issuers or obligations in the same country or monetary union.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be Investment-Grade Debt Securities. Securities rated BB denote an elevated default risk relative to other issuers or obligations in the same

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country or monetary union, and securities rated B denote a significantly elevated level of default risk relative to other issuers or obligations in the same country or monetary union. A rating CCC denotes a very high level of default risk relative to other issuers or obligations in the same country or monetary union, while a rating CC denotes the level of default risk is among the highest relative to other issuers or obligations in the same country or monetary union, and a rating C denotes that a default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a C category rating for an issuer include: the issuer has entered into a grace or cure period following non-payment of a material financial obligation, the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; the formal announcement by the issuer of their agent of a distressed debt exchange; and a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent. RD ratings indicate an issuer that, in Fitch’s opinion, has experienced an uncured payment default on a bond, loan or other material financial obligation but that has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure and has not otherwise ceased business. This would include the selective payment default on a specific class or currency of debt, the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation, the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel, or execution of a distressed debt exchange on one or more material financial obligations. D ratings denote an issuer that has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

National Short-Term Credit Ratings

F1 – Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under Fitch’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country or monetary union. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2 – Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. However, the margin of safety is not as great as in the case of the higher ratings.

F3 – Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

B – Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

Short-term rates B, C, RD and D by Fitch are considered by the Advisor to be below Investment-Grade Debt Securities. Short-term securities rated C indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. Short-term securities rated RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. RD ratings are applicable to entity ratings only. Short-term securities rated D indicate a broad-based default event for an entity, or the default of a short-term obligation.

While the foregoing descriptions of the ratings systems used by the Advisor distinguish between Investment-Grade Debt Securities and more speculative debt securities, as stated above the Funds are not limited with respect to the yield, maturity or credit quality of the debt securities in which it invests. Accordingly, a Fund’s portfolio may be invested in Investment-Grade Debt Securities or debt securities that are not Investment-Grade Debt Securities in any proportion.

APPENDIX B – PROXY VOTING POLICIES

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The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy; and

(2)	the Advisor’s Proxy Voting and Disclosure Policy, including a detailed description of the Advisor’s specific proxy voting guidelines.

CENTAUR MUTUAL FUNDS TRUST

PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that each series of shares of the Centaur Mutual Funds Trust (“Trust”) listed on Exhibit A, attached hereto, (individually a “Fund” and collectively “Funds”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B.	Delegation to Fund’s Advisor

The Board believes that DCM Advisors, LLC (“Advisor”), as the Funds’ investment advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

(1)	to make the proxy voting decisions for each Fund; and
(2)	to assist each Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.
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The Board, including a majority of the independent trustees of the Board, shall approve the Advisor’s Proxy Voting and Disclosure Policy (“Advisor’s Voting Policy”) as it relates to each Fund. The Board shall also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by the Advisor.

C.	Conflicts

In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below). In addition, provided the Advisor is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

The Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders by including it as an appendix to its Statement of Additional Information (“SAI”) on Form N-1A. Each Fund will also notify its shareholders in the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number. The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, each Fund will file Form N-PX with the SEC no later than August 31 of each year. Each Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve-month period ended June 30.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(1)	The name of the issuer of the portfolio security;
(2)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(3)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(4)	The shareholder meeting date;
(5)	A brief identification of the matter voted on;
(6)	Whether the matter was proposed by the issuer or by a security holder;
(7)	Whether the Fund cast its vote on the matter;
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(8)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(9)	Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;

(ii)	Proxy statements received regarding each Fund’s securities;

(iii)	Records of votes cast on behalf of each Fund; and

(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee

A.	General

The proxy voting committee (“Proxy Voting Committee”) of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand.

B.	Powers and Methods of Operation
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The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.	Other

This Policy may be amended, from time to time, as determined by the Board.

Adopted this 17th day of December 2004.

Amended as of November 16, 2018.

EXHIBIT A

Series of the Centaur Mutual Funds Trust

1.	DCM/INNOVA High Equity Income Innovation Fund
2.	Lebenthal Ultra Short Tax-Free Income Fund

Amended as of September 14, 2020

EXHIBIT A

DCM/INNOVA High Equity Income Innovation Fund

Lebenthal Ultra Short Tax-Free Income Fund

DCM ADVISORS PROXY VOTING POLICY

DCM Advisors, LLC (“DCM”) generally does not vote proxies for client accounts. However, DCM votes proxies for open-end investment company fund clients for which it serves as the investment advisor and may agree to vote proxies for certain other client accounts. Therefore, DCM has the adopted the following policies and guidelines related to client accounts for which DCM has proxy voting authority.

General Policy

DCM, as a matter of policy and practice, has no authority to vote proxies on behalf of advisory clients unless otherwise agreed to in writing. DCM’s policy of having no proxy voting responsibility is disclosed to its advisory clients. However, DCM may serve an investment advisor or sub-advisor to open-end investment companies (“Mutual Fund Clients”) and DCM will vote proxies for these clients. With respect to client accounts in which DCM votes proxies, it is the policy of DCM to vote proxies in the manner that DCM believes are in the best interest of the advisory client or Mutual Fund Client investors. DCM is not required to vote every proxy and there may also be specific cases whereby refraining from voting the proxy may be in the client’s best interests. For example, casting a vote on a foreign security may require additional expenses or resources.

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DCM may retain third party voting services for a variety of proxy-related services, including providing proxy guidelines.

For client accounts in which DCM votes proxies, the applicable portfolio manager will make every reasonable effort to submit proxy votes in a timely manner and to maintain appropriate records of how proxies have been voted. DCM expects to utilize an industry standard service in order to ensure that appropriate records are maintained, including such information as the name, ticker and CUSIP identifier of the portfolio security, the shareholder meeting date, and other relevant details.

As a matter of practice, it is DCM’s policy to not reveal or disclose to any Mutual Fund Client investor how DCM may have voted (or intends to vote) on a particular proxy until after it votes the proxy. DCM will generally not disclose such information to unrelated third parties unless doing so is considered in the best interests of client.

Policy Pertaining to Open-end Investment Company Accounts

For open-end investment companies in which DCM serves as investment advisor, DCM has decided to evaluate all proxies received against “Glass Lewis” guidelines. Glass Lewis has developed best practices in corporate governance that are consistent with the best interest of investors. DCM utilizes an industry-standard service to evaluate and provide a recommendation against Glass Lewis guidelines, for each matter being submitted for a vote. Glass Lewis guidelines address a number of topics, including among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers and acquisitions, and various other shareholder proposals. DCM has concluded that the Glass Lewis guidelines are substantially in accord with DCM’s own philosophy regarding corporate governance and conduct. In most cases, DCM will follow Glass Lewis’ voting recommendations, but it may deviate on specific proxy proposals.

The use of Glass Lewis minimizes the number of potential conflicts of interest DCM might face in voting proxies. In the event that a potential conflict would arise where DCM isn’t comfortable with voting on a particular proposal, then DCM will identify the potential conflict to its client and ask the client to consider voting the proposal on its behalf.

Appendix A contains a summary of the Glass Lewis Proxy Voting Guidelines.

Policy Pertaining to Other Managed Accounts

DCM may manage accounts in other pooled vehicles or in separately managed accounts as part of its investment advisory business. DCM’s authority to vote proxies on behalf of these client accounts may vary, depending upon the specific arrangements with the advisory client. Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, requires registered investment advisers that exercise voting authority over client securities to implement proxy voting policies and procedures. In accordance with such rule, DCM’s general policy is to vote proxy proposals, amendments, consents or resolutions in a manner that serves the best interests of the client, taking into account various factors. Historically, and in light of the typical size of our client accounts and because our investment approach is not activist in nature and results in avoidance of securities of companies whose corporate governance are found to be objectionable, we believe in most cases that clients do not benefit from the voting of the proxies. Stated another way, we believe that our clients interest are not harmed in cases where DCM elects not to vote proxies for most holdings. Our policy is therefore to limit our voting of proxies to those cases where we i) disagree with the voting recommendation of the board of directors of such holdings and ii) believe that our vote could be material to the outcome of the matter presented. Depending on the arrangement with the advisory client, DCM may use the Glass Lewis guidelines discussed above or the portfolio manager may vote without using Glass Lewis guidelines.

Oversight

The chief compliance officer or its designee is responsible for overseeing these policies and the relationship any third party proxy voting service.

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Copy of this Policy and Voting Record

Advisory clients and Mutual Fund Client investors may obtain copies of this proxy voting policy, together with information regarding how we have voted with respect to their securities, by contacting DCM at inquiries@dcmadvisors.com or by calling (917)-386-6260.

APPENDIX A

Glass Lewis Proxy Voting Guidelines Summary

Anti-Takeover Measures

- Poison Pills (Shareholder Rights Plans). Typically Glass Lewis recommends that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium. In certain limited circumstances, Glass Lewis will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what Glass Lewis believes to be a reasonable ‘qualifying offer’ clause.

- Right of Shareholders to Call a Special Meeting. In order to prevent abuse and waste of corporate resources by a minority of shareholders, Glass Lewis believes this right should be exercisable by between 10% to 15% of the shareholders requesting such a meeting. However, when proposals are presented that would allow shareholders to call special meetings without a minimum threshold, Glass Lewis will support them because the benefit to shareholders outweighs the possible abuse of the right to call shareholder meetings.

- Shareholder Action by Written Consent. In order to prevent abuse and waste of corporate resources by a minority of shareholders, Glass Lewis believes that such rights should be limited to a minimum of 15% of the shareholders requesting action by written consent. However, when proposals are presented to allow shareholders the opportunity to act by written consent without specifying a minimum threshold, Glass Lewis will support them based on the belief that shareholders are better off with this right than without it, and because the benefit to shareholders outweighs the potential for abuse.

- Advance Notice Requirements for Shareholder Ballot Proposals. Glass Lewis typically recommends that shareholders vote against these proposals.

- Cumulative Voting. Glass Lewis reviews these proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. However, Glass Lewis typically finds that these proposals are on ballots at companies where independence is lacking and where the appropriate checks and balances that favor shareholders are not in place. In those instances, Glass Lewis typically recommends in favor of cumulative voting.

- Supermajority Vote Requirements. Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests and that a simple majority is appropriate to approve all matters presented to shareholders.

Election of Directors

- Voting Recommendation on the Basis of Independence: Glass Lewis looks at each director nominee and examines the director’s relationships with the company, the company’s executives and other directors.

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Glass Lewis does this to find personal, familial, or financial relationships (not including director compensation) that may impact the director’s decisions. Glass Lewis believes that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. Glass Lewis also believes that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee. In general, Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds’ independent. In the event that more than one third of the members are affiliated or inside directors, Glass Lewis typically recommends withholding votes from some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold. Glass Lewis believes that only independent directors should serve on a company’s audit, compensation, nominating and governance committees. Glass Lewis typically recommends that shareholders withhold their votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee, or who has served in that capacity in the past year.

- Voting Recommendation on the Basis of Performance: Glass Lewis disfavors directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. See full guidelines for criteria.

- Voting Recommendation on the Basis of Experience: Glass Lewis typically recommends that shareholders withhold votes from directors who have served on boards or as executives of companies with records of poor performance, overcompensation, audit- or accounting-related issues and/or other indicators of mismanagement or actions against the interests of shareholders

- Voting Recommendation on the Basis of Other Considerations: Glass Lewis recommends shareholders withhold votes from certain types of affiliated or inside directors under nearly all circumstances

Appointment of Auditors

Glass Lewis generally supports management’s choice of auditor except when Glass Lewis believes the auditor’s independent or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, Glass Lewis typically recommends withholding votes from the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, Glass Lewis usually recommends withholding votes from the entire committee. Glass Lewis typically supports audit-related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

Changes to Capital Structure

When analyzing a request for additional shares, Glass Lewis typically reviews four common reasons why a company might need additional capital stock beyond what is currently available:

- Stock Split — Glass Lewis typically considers three metrics when evaluating whether Glass Lewis thinks a stock split is likely or necessary: the historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that in Glass Lewis’ view either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

- Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a “poison pill.” Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

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- Financing for Acquisitions — Glass Lewis looks at whether the company has a history of using stock for acquisitions and attempts to determine what levels of stock have typically been required to accomplish such transactions. Likewise, Glass Lewis looks to see whether this is discussed as a reason for additional shares in the proxy.

- Financing for Operations — Glass Lewis reviews the company’s cash position and its ability to secure financing through borrowing or other means. Glass Lewis looks at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where Glass Lewis finds that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, Glass Lewis typically recommends against the authorization of additional shares. While Glass Lewis thinks that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, Glass Lewis prefers that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

Equity Based Compensation Plans

Glass Lewis evaluates option- and other equity-based compensation plans using a detailed model and analyst review. Glass Lewis believes that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance.

Glass Lewis’ analysis is quantitative and focused on the plan’s cost as compared with the business’s operating metrics. Glass Lewis runs twenty different analyses, comparing the program with absolute limits Glass Lewis believes are key to equity value creation and with a carefully chosen peer group. In general, Glass Lewis’ model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

Option Exchanges. Glass Lewis views option repricing plans and option exchange programs with great skepticism and firmly opposes them. Shareholders have substantial risk in owning stock and, as a general matter, Glass Lewis believes that the employees, officers and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

Performance Based Options. Glass Lewis believes in performance-based equity compensation plans for senior executives. Glass Lewis feels that executives should be compensated with equity when their performance and the company’s performance warrants such rewards. While Glass Lewis does not believe that equity-based compensation plans for all employees should be based on overall company performance, Glass Lewis does support such limitations for equity grants to senior executives (although some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment or in emerging industries). Glass Lewis generally recommends that shareholders vote in favor of performance-based option requirements.

Linking Pay with Performance. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates compensation of the top five executives at every company in the Russell 3000. Glass Lewis’ model benchmarks these executives’ pay against their performance using three peer groups for each company: an industry peer group, a smaller sector peer group and a geographic peer group. Using a forced curve and

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a school letter-grade system, Glass Lewis ranks companies according to their pay-for-performance. Glass Lewis uses this analysis to inform Glass Lewis’ voting decisions on each of the compensation issues that arise on the ballot. Likewise, Glass Lewis uses this analysis in Glass Lewis’ evaluation of the compensation committee’s performance.

162(m) Plans. Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans. Glass Lewis believes the best practice for companies is to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, Glass Lewis prefers that these proposals include: specific performance goals, a maximum award pool and a maximum award amount per employee. Glass Lewis also believes it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers. Glass Lewis typically recommends against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.

However, where a company has a record of reasonable pay relative to business performance, Glass Lewis is not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because they recognize the value in special pay arrangements for continued exceptional performance.

Director Compensation Plans. Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, Glass Lewis supports compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non- employee directors. Therefore, a balance is required.

Limits on Executive Compensation. As a general rule, Glass Lewis believes shareholders should not be directly involved in setting executive compensation. Such matters should be left to the compensation committee. Glass Lewis views the election of compensation committee members as the appropriate mechanism for shareholders to express their disapproval or support of board policy on executive pay. Further, Glass Lewis believes that companies whose pay-for-performance is in line with its peers should be able to compensate their executives in a manner that drives growth and profit without destroying ethical values, giving consideration to their peers’ comparable size and performance. However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if CEO pay is capped at a low level rather than flexibly tied to company performance.

Limits on Executive Stock Options. Glass Lewis typically recommends that Glass Lewis’ clients oppose caps on executive stock options.

Linking Pay to Social Criteria. Glass Lewis believes that ethical behavior is an important part of executive performance and should be taken into account when evaluating performance and determining compensation. Glass Lewis also believes, however, that the compensation committee is in the best position to set policy on management compensation. Shareholders can hold the compensation committee accountable for pay awarded.

Full Disclosure of Executive Compensation. Glass Lewis believes that complete, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. However, Glass Lewis is concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. While Glass Lewis is in favor of full disclosure for senior executives and Glass Lewis views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially very useful, Glass Lewis does not believe that

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shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Social and Corporate Responsibility1

Glass Lewis believes that disclosure regarding how a company uses its funds is an important component of corporate accountability to shareholders. Some campaign contributions are heavily regulated by federal, state and local laws. Most jurisdictions have detailed disclosure laws so that information on some contributions is publicly available. Other than where a company does not adequately disclose information about its contributions to shareholders or where a company has a history of abuse in the donation process, Glass Lewis believes that the mechanism for disclosure and the standards for giving are best left to the board. However, Glass Lewis will consider supporting shareholder proposals seeking greater disclosures of political giving in cases where additional company disclosure is nonexistent or limited and there is some evidence or credible allegation that the company is mismanaging corporate funds through political donations or has a record of doing so.

[1]	Glass Lewis has generally discontinued providing guidance with respect to particular social and corporate responsibility issues. DCM has elected to continue to adhere to Glass Lewis’ previously issued guidelines on these issues, but may discontinue following the guidelines in the future.

In general, Glass Lewis believes that labor and human resource policies are typically best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. It is Glass Lewis’ opinion that management is in the best position to determine appropriate practices in the context of its business. Glass Lewis will hold directors accountable for company decisions related to labor and employment problems. However, in situations where there is clear evidence of practices resulting in significant economic exposure to the company, Glass Lewis will support shareholders proposals that seek to address labor policies.

Non-Discrimination Policies. Glass Lewis believes that human resource policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine which policies will promote the interests of the firm across its various businesses.

Military and US Government Business Policies. Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, Glass Lewis generally does not support resolutions that call for shareholder approval of policy statements for or against government programs that are subject to thorough review by the Federal Government and elected officials at the national level.

Foreign Government Business Policies. Glass Lewis believes that business policies regarding foreign operations are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Glass Lewis believes that shareholders should hold board members accountable for these issues when they face re-election.

Environmental Policies. Glass Lewis believes that when management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, shareholders should hold directors accountable when they face reelection. Glass Lewis believes that part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications, and that directors should monitor management’s performance in mitigating the environmental risks attendant with relevant operations in order to eliminate or minimize the risks to the company and shareholders. Glass Lewis may recommend that votes be withheld from responsible members of the governance committee when a substantial environmental risk has been ignored or inadequately addressed, and may in some cases recommend that votes be withheld from all directors who were on the board when the substantial risk arose, was ignored or was not mitigated.

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PART C. OTHER INFORMATION

ITEM 28. Exhibits

(a)	Declaration of Trust ("Trust Instrument").[1]

(b)	By-Laws.[1]

(c)	Articles III, V, and VI of the Trust Instrument define the rights of holders of the securities being registered (Certificates for shares are not issued.).[1]

(d)	Investment Advisory Agreement between the Centaur Mutual Funds Trust (formerly known as the Tilson Investment Trust) ("Registrant") and DCM Advisors, LLC ("Advisor"), as advisor for the DCM/INNOVA High Dividend Income Innovation Fund (formerly known as the Centaur Total Return Fund)[9]

(d)(2)	Investment Advisory Agreement between the Centaur Mutual Funds Trust (formerly known as the Tilson Investment Trust) ("Registrant") and DCM Advisors, LLC ("Advisor"), as advisor for Lebenthal Ultra Short Tax-Free Income Fund (“Lebenthal Fund”).[8]

(e)(l)	Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC[7]

(f)	Not Applicable.

(g)	Amended and Restated Custody Agreement between the Registrant and US Bank N.A.[13]

(h)(l)	Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC [5]

(h)(2)	Amendments to Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC [9]

(h)(3)	Expense Limitation Agreement dated March 7, 2019 between the Registrant and the Advisor with respect to the DCM/INNOVA Fund[10]

(h)(3)(a)	Amendment dated December 16, 2021, Amendment #4 to March 7, 2019 DCM/INNOVA Fund Lebenthal Expense Limitation Agreement[12]

(h)(4)	Expense Limitation Agreement dated December 30, 2019 between the Registrant and the Advisor with respect to the Lebenthal Fund[10]

(h)(4)(a)	Amendment dated December 16, 2021, Amendment #2 to 12.30.2019 Lebenthal Expense Limitation Agreement[12]
(h)(5)	Compliance Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC [14]

(i)(1)	Opinion and Consent of Parker, Poe, Adams & Bernstein L.L.P. regarding the legality of securities registered with respect to the Registrant.[2]

(i)(2)	Opinion and Consent of Kilpatrick Townsend & Stockton LLP regarding the legality of securities registered with respect to the Lebenthal Fund[8]

(j)	Not Applicable

(k)	Not Applicable.

(l)	Initial Subscription Agreement.[2]

(m)	Distribution Plan under Rule 12b-1 with respect to the Lebenthal Ultra Short Tax-Free Income Fund[8]

(n)	Rule 18f-3 Plan[8]

(o)	Proxy Voting and Disclosure Policy[10]

(p)(l)	Amended and Restated Code of Ethics for the Registrant.[3]

(p)(2)	Code of Ethics for the Advisor[7]

(p)(4)	Code of Ethics of Ultimus Fund Distributors, LLC. [9]

(q)	Powers of Attorney[10]

1.	Incorporated herein by reference to Registrant's Registration Statement on Form N-lA filed July 23, 2004 (File No. 333-117597).
2.	Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed March 10, 2005 (File No. 333-117597).
3.	Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed February 28, 2008 (File No. 333-117597).
4.	Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed February 29, 2012 (File No. 333-117597).
5.	Incorporated herein by reference to Registrant's Registration Statement on Form N-lA filed February 28, 2017 (File No. 333-117597).
6.	Incorporated herein by reference to Registrant's Registration Statement on Form N-lA filed February 28, 2018 (File No. 333-117597)
7.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed February 28, 2019 (File No. 333-117597)
8.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed December 30, 2019 (File No. 333-117597)
9.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed February 28, 2020 (File No. 333-117597)
10.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed February 21, 2021 (File No. 333-117597)
11.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed April 26, 2021 (File No. 333-117597)
12.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed February 21, 2022 (File No. 333-117597)

13.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed February 28, 2023 (File No. 333-117597)
14.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed February 28, 2023 (File No. 333-117597)

ITEM 29. Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Registrant.

ITEM 30. Indemnification

Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust. The Registrant's Trust Instrument contains the following provisions:

Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 3.Indemnification.

(a)	Subject to the exceptions and limitations contained in Subsection (b) below:

(i)	every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

(ii)	as used herein, the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability'' and "expenses" shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Persons:

(i)	who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)	in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)	The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)	To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e)	Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

In addition, the Registrant has entered into an Investment Advisory Agreement with its Advisor and a Distribution Agreement with its Distributor. These agreements provide indemnification for those entities and their affiliates. The Advisor' s and Distributor's personnel may serve as trustees and officers of the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 31. Business and Other Connections of the Investment Advisor

The description of the Advisor is found under the caption of "Management of the Fund -Investment Advisor" in the Prospectus and under the caption "Management and Other Service Providers -Investment Advisor'' in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. The Advisor provides investment advisory services to other persons or entities other than the

Registrant.

ITEM 32. Principal Underwriter

(a)	The Distributor also acts as the principal underwriter for the following other investment companies:

Hussman Investment Trust

Schwartz Investment Trust

Schwartz Value Focused Fund

Williamsburg Investment Trust

The Investment House Funds

The Investment House Growth Fund

F/m Funds Trust

Chesapeake Investment Trust

The Cutler Trust

CM Advisors Family of Funds

AlphaMark Investment Trust

Papp Investment Trust

Eubel Brady & Suttman Mutual Fund Trust

Conestoga Funds

Centaur Mutual Funds Trust

Caldwell & Orkin Funds, Inc.

Ultimus Managers Trust

Evolutionary Tree Innovators Fund

Oak Associates Funds

Segall Bryant & Hamill Trust

Red Cedar Fund Trust

Yorktown Funds

Bruce Fund, Inc.

Commonwealth International Series Trust

Capitol Series Trust

Unified Series Trust

Valued Advisers Trust

HC Capital Trust

Index Funds

VELA Funds

Waycross Independent Trust

MMS Series Trust

Connors Funds

Cantor Select Portfolios Trust

James Alpha Funds Trust

James Advantage Funds

Rocky Mountain Opportunity Trust

American Asset Management

Hunter Capital Management

Peachtree Alternative Strategies Fund

FSI Low Beta Absolute Return Fund

Cross Shore Discovery Fund

Dynamic Alternatives Fund

Cantor Fitzgerald Sustainable Infrastructure Fund

Lind Capital Partners Municipal Credit Income Fund

Fairway Private Equity & Venture Capital Opportunities Fund

(b)	Name	Position with Distributor	Position with Registrant
	Kevin M. Guerette	President	None
	Stephen L. Preston	Chief Compliance Officer	AML Compliance Officer Assistant Vice President
	Melvin Van Cleave	Vice President, Chief Technology Officer	None
	Douglas K. Jones	Vice President	None

The address of the Distributor and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Not applicable.

ITEM 33. Location of Accounts and Records

Registrant maintains the records required to be maintained by it under Rules 3la-l(a), 3la-l(b) and 3la-2(a) under the Investment Company Act of 1940 at its principal executive offices at 475 Park Avenue South, 9th Floor New York, NY 10016, except for those records that may be maintained pursuant to Rule 3la-3 at the offices of Registrant's Custodian (MUFG Union Bank, N.A., Institutional Custody Services, 350 California Street, 6th Floor, San Francisco, California 94104), Transfer Agent (Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246), or Administrator (Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246).

ITEM 34. Management Services

None.

ITEM 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended ("Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the registration statement under Rule 485(b) under the Securities Act and has duly caused this Post- Effective Amendment No. 48 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York on this 4th day of May, 2023.

Centaur Mutual Funds Trust

By:	/s/ Marc Rappaport
Marc Rappaport, President

Pursuant to the requirements of the Securities Act, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Zachary Richmond	Treasurer	May 4, 2023
Zak Richmond
/s/ Paul F. Leone-
/s/ James H. Speed, Jr.*	Trustee	Paul F. Leone-
James H. Speed, Jr.		Attorney-in-Fact*
/s/Thomas G. Douglass *	Trustee	May 4, 2023
Thomas G. Douglass